Exhibit 10.4

PURCHASE AND SALE AGREEMENT

by and between

THE CONNECTICUT LIGHT AND POWER COMPANY, as Seller

and

CONNECTICUT TRANSMISSION MUNICIPAL ELECTRIC

ENERGY COOPERATIVE, as Buyer

DECEMBER 16, 2010

Execution Version - Confidential

TABLE OF CONTENTS

                                                Page

ARTICLE 1.  DEFINITION OF TERMS; INTERPRETATION

     1.1.  Definitions

1

     1.2.  Entire Agreement; Interpretation

12

ARTICLE 2.  PURCHASE AND SALE

     2.1.  Transfer of Assets

13

     2.2.  Excluded Assets

14

     2.3.  Assumed Liabilities

15

     2.4.  Excluded Liabilities

16

     2.5.  Guaranty

16

ARTICLE 3.  PURCHASE PRICE; TAX GROSS-UP; CLOSING ADJUSTMENTS

     3.1   Purchase Price

17

     3.2.  Closing Adjustments

17

     3.3.  Tax Gross-Up

19

     3.4.  Wire Transfer Instructions

20

     3.5.  Allocation of Purchase Price

20

ARTICLE 4.  THE CLOSING; DELIVERIES AT CLOSING

     4.1.  Time and Place of Closing

21

     4.2.  Deliveries by Seller

21

     4.3.  Deliveries by Buyer

22

ARTICLE 5.  REPRESENTATIONS AND WARRANTIES OF PARTIES

     5.1.  Mutual Representations

23

     5.2.  Buyer Representations

23

ARTICLE 6.  TERMS OF CONVEYANCE

     6.1.  Title; Liens

25

     6.2.  “As Is, Where Is” Transaction

25

     6.3.  Buyer Acknowledgement

26

     6.4.  Risk of Loss

27

     6.5.  Regulatory Treatment

27

     6.6.  Ownership Obligations

28

     6.7.  Relationship of Parties

29

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     6.8.  Claims Management

30

ARTICLE 7.  COVENANTS

     7.1.  Public Announcement

36

     7.2.  Further Assurances; Records

36

     7.3.  Consents and Approvals

38

     7.4   Alternate Arrangements

39

     7.5   Regulatory Matters

42

     7.6   Reserved Rights

44

     7.7   Retirement

48

     7.8   Expenses

49

     7.9   Right of First Refusal

50

   7.10   Buy-Back Option

51

   7.11   Limitations

53

ARTICLE 8.  CONDITIONS PRECEDENT

     8.1.  Buyer’s Conditions

55

     8.2.  Seller’s Conditions

56

     8.3.  Satisfaction of Conditions Precedent

57

     8.4.  Closing Deadline

58

     8.5.  Compliance Filings at Transfer

58

ARTICLE 9.  PRE-CLOSING TERMINATION

     9.1.  No Fault Termination

58

     9.2.  Pre-Closing Termination by Buyer

59

     9.3.  Pre-Closing Termination by Seller

60

     9.4.  Seller's Termination for Convenience

60

     9.5.  Failure of Conditions

61

     9.6.  No Extension of Closing Date

61

     9.7.  Cooperation

61

ARTICLE 10.  INDEMNIFICATION

   10.1   General Indemnification

61

   10.2   Environmental Indemnification

62

   10.3   Indemnification Notice

62

   10.4   Indemnification Procedure

62

   10.5   Insurance

63

   10.6   Survival

64

   10.7   Indemnification Limitation

64

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ARTICLE 11.  EVENT OF DEFAULT; REMEDIES

   11.1.  Event of Default

64

ARTICLE 12.  DISPUTE RESOLUTION

  12.1   Negotiation Between Executives

65

  12.2   Mediation

65

  12.3   Arbitration

65

  12.4   Powers of Arbitrators

66

  12.5   Deferral

66

  12.6   Continued Performance

66

  12.7   Compelled Arbitration

66

  12.8   Related Parties and Proceedings

67

  12.9   Exclusion

67

ARTICLE 13.  LIMITATION ON LIABILITIES

   13.1.  No Consequential Damages

67

   13.2.  Limitations of Seller’s Liability

68

   13.3.  Mitigation

69

   13.4.  No Recourse

69

   13.5.  Other Limitations

69

ARTICLE 14.  MISCELLANEOUS PROVISIONS

   14.1   Applicable Law

69

   14.2   Notices

70

   14.3   Waivers

71

   14.4   Time

71

   14.5   Invalid Provisions

71

   14.6   Succession/Assignment

71

   14.7   Confidentiality

73

   14.8   Survival

74

   14.9   Counterparts/Facsimiles/PDF Copies

74

Exhibits:

Exhibit A - Bill of Sale

Exhibit B - Assignment and Assumption Agreement

Exhibit C - License Agreement

Exhibit D - Property Tax Agreement

Exhibit E - Asset Demarcation Agreement

Exhibit F - Step-In Agreement

Exhibit G - O&M Agreement

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Schedules:

Schedule 2.1(a) – Transmission Facilities

Schedule 2.1(b) – Transferrable Contracts

Schedule 2.1(c) – Transferrable Permits

Schedule 2.3(e) – Pending Proceedings

Schedule 3.1 – Calculation of Purchase Price

Schedule 3.3 – Calculation of Tax Gross-Up

Schedule 4.2(k) – Partial Release of Mortgage

Schedule 6.8(i) – Form of Joint Defense Agreement

Schedule 7.5(b) – Pending Regulatory Proceedings

Schedule 8.1(c) – List of Buyer's Regulatory Approvals

Schedule 8.2(d) – List of Seller's Regulatory Approvals

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PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of December 16, 2010 ("Effective Date"), is made and entered into by and between The Connecticut Light and Power Company, a specially chartered Connecticut corporation ("Seller"), and Connecticut Transmission Municipal Electric Energy Cooperative, a publicly-owned, joint-action power supply agency formed under C.G.S. Chapter 101a ("Buyer").  Capitalized terms used herein but not otherwise defined shall have the respective meanings set forth in Article 1.

WHEREAS, Seller owns certain assets comprising a portion of the M/N Project primarily located in Wallingford, Connecticut; and

WHEREAS, Buyer desires to purchase and assume, and Seller desires to sell and assign, the Purchased Assets and associated Liabilities, on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the Parties' respective covenants, representations, warranties, and agreements hereinafter set forth and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1.

DEFINITION OF TERMS; INTERPRETATION

1.1

Definitions.  As used herein, the following terms shall have the following meanings:

"Additional Agreements" means collectively the Asset Demarcation Agreement, the Assignment and Assumption Agreement, the Bill of Sale, the License Agreement, the O&M Agreement, the Property Tax Agreement and the Step-In Agreement and/or any other document, instrument and/or agreement executed in connection herewith and/or therewith.

"Additional Installations" has the meaning set forth in Section 7.11(a).

"Affiliate" means, when used with reference to a specified Person, any Person that directly or indirectly controls or is controlled by or is under common control or ownership with the specified Person, including, in case of each Party, the ultimate parent company of such Party. For purposes of this definition, "control" means the power to direct the management and policies of the specified Person, and the Guarantor and Members shall be deemed to be Affiliates of Buyer.

"Agreement" has the meaning set forth in the preamble of this Agreement and includes all exhibits and schedules hereto and attachments thereto.

"Asset Demarcation Agreement" has the meaning set forth in Section 4.2(e).

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"Assignment and Assumption Agreement" has the meaning set forth in Section 4.2(b).

"Assumed Environmental Liabilities" has the meaning set forth in Section 2.3(d).

"Assumed Liabilities" has the meaning set forth in Section 2.3.

"Bankrupt" means, as to a Person, that such Person (a) files a petition or otherwise commences a Proceeding under any bankruptcy, insolvency, reorganization or similar Law, or has any such petition filed or commenced against it; (b) makes an assignment or any general arrangement (other than an assignment undertaken in connection with a financing) for the benefit of creditors; (c) otherwise becomes bankrupt or insolvent (however evidenced); (d) has a liquidator, administrator, receiver, bankruptcy trustee, conservator or similar official appointed with respect to it or any substantial portion of its property or assets, provided that if such action is taken without the consent of such Person, such Person shall be allowed twenty (20) days to dismiss such appointment; or (e) is generally unable to pay its debts as they fall due.

"Bill of Sale" has the meaning set forth in Section 4.2(a).

"Business Day" means any day other than Saturday, Sunday, and other than when the following holidays are celebrated:  New Year's Day; Presidents' Day, Good Friday; Memorial Day; Independence Day; Labor Day; Columbus Day; Veterans Day; Thanksgiving Day; day after Thanksgiving; and Christmas Day.

"Buy-Back Option" has the meaning set forth in Section 7.10(a).

"Buyer" has the meaning set forth in the preamble of this Agreement.

"Buyer Notice" has the meaning set forth in Section 7.9(b).

"Buyer's Regulatory Approvals" has the meaning set forth in Section 8.1(c).

"Buyer's Representatives" means Buyer's accountants, employees, counsel, consultants, financial advisors, and other representatives.

"Calculation Period" has the meaning set forth in the O&M Agreement.

"Capital Improvement" has the meaning set forth in the O&M Agreement.

"CEII" means critical energy infrastructure information as defined by FERC pursuant to 18 C.F.R. §388.113(c)(1), or any successor designation of information having a similar effect.

"C.F.R." means the Code of Federal Regulations.

"C.G.S." means the Connecticut General Statutes.

"CIP" has the meaning set forth in Section 6.6(f).

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"CL&P Facilities" means collectively all electric transmission facilities (including towers, poles, conductors, conduits, substations and associated land and land rights) owned by Seller.

"CL&P Property" means any real property owned by Seller in fee simple and/or real property in which Seller owns an interest (including an easement or license).

"Claim" means any claim, complaint, investigation, hearing, demand, demand letter, allegation of whatever form of Liability or potential Liability or notice of noncompliance or violation delivered by any Governmental Authority or other Person, including any administrative, regulatory, or judicial Proceeding resulting therefrom.

"Closing" has the meaning set forth in Section 4.1.

"Closing Date" means May 31, 2011.

"CMEEC" means Connecticut Municipal Electric Energy Cooperative, a publicly-directed joint-action supply agency formed by the state's municipal electric utilities in 1976 under authority of the C.G.S.

"Code" has the meaning set forth in Section 3.5.

"Commercially Reasonable Efforts" means efforts that are reasonably within the contemplation of the Parties at the Effective Date and that do not require the performing Party to undertake actions and/or expend any funds other than expenditures that are customary and reasonable in transactions of the kind and nature similar to the Transaction in order for the performing Party to satisfy its obligations hereunder.

"Common Permit" has the meaning set forth in Section 7.4(e).

"Contract" means any agreement, lease, license, note, evidence of indebtedness, mortgage, security agreement, understanding, instrument or other arrangement, in each case, whether written or oral.

"CONVEX" means The Connecticut Valley Electric Exchange.  CONVEX is a Local Control Center (as defined in the ISO-NE Tariff) and performs certain functions regarding the operation of the electric transmission system and dispatch of generation in the State of Connecticut and the Commonwealth of Massachusetts in accordance with the ISO-NE Tariff and the TOA.

"Cost Allocation" has the meaning set forth in the O&M Agreement.

"CPR" means the CPR Institute for Dispute Resolution (formerly known as the Center for Public Resources).

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"CPR Mediation Procedure" means the procedures developed by CPR to facilitate the conduct of the mediation process.

"CPR Panels of Distinguished Neutrals" means a list of qualified mediators and arbitrators developed and maintained by CPR available to help resolve complex business disputes.

"CPR Rules for Non-Administered Arbitration" means the rules developed by CPR to facilitate the conduct of the arbitration process.

"Credit Rating" means, with respect to any Person, the rating assigned to such Person by Moody's or S&P for such Person's senior unsecured, unsubordinated long-term debt obligations (not supported by third party credit enhancements) or, if such Person does not have a rating for its senior unsecured, unsubordinated long-term obligations, then the rating one notch below the rating then assigned to such issuer as a corporate or long-term issuer rating.  If a Person has a rating from Moody's and S&P, then, if the ratings differ, the lower of the two Credit Ratings shall apply.

"DEP" means the State of Connecticut Department of Environmental Protection and any successor thereto.

"Deposit" has the meaning set forth in Section 3.1(b).

"DOT" means the Connecticut Department of Transportation and any successor thereto.

"DPUC" means the State of Connecticut Department of Public Utility Control and any successor thereto.

"Effective Date" has the meaning set forth in the preamble of this Agreement.

"Environment" means soil, land surface or subsurface strata, real property, surface waters, groundwater, wetlands, sediments, drinking water supply, ambient air (including indoor air) and any other environmental medium or natural resource.

"Environmental Claim" means a Claim by any Person based upon a breach of Environmental Law or an Environmental Liability alleging loss of life, injury to persons, property or business, damage to natural resources or trespass to property, whether or not such loss, injury, damage or trespass arose or was made manifest before the Closing Date or arises or becomes manifest after the Closing Date.

"Environmental Law" means Law relating to: (a) the regulation, protection and use of the Environment; (b) the conservation, management, development, control and/or use of land, natural resources and wildlife; (c) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation, or handling of, or exposure to, any Hazardous Materials, including all applicable common law pertaining to actions for personal injury and/or property damage

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resulting from Hazardous Materials with respect to both on-site and off-site contamination; or (d) noise.

"Environmental Liability" means any Liability (including enhanced oversight expenses) under or related to Environmental Law arising as a result of or in connection with (a) the construction, installation, ownership, use or operation of all or any portion of any Purchased Assets whether occurring prior to, on or after the Closing Date; (b) any and all Environmental Claims caused (or allegedly caused) by Hazardous Materials that are present or have been Released in connection with the construction, installation, ownership, use, operation and/or maintenance of all or any portion of any Purchased Assets (including Hazardous Materials at, on, in, under, adjacent to or migrating from the location of any of the Purchased Assets) prior to, on or after the Closing Date; (c) the investigation and/or Remediation (whether or not such investigation or Remediation commenced before the Closing Date or commences on or after the Closing Date) of Hazardous Materials that are present or have been Released in connection with the construction, installation, ownership, use, operation and/or maintenance of all or any portion of any Purchased Assets prior to, on or after the Closing Date (including Hazardous Materials at, on, in, under, adjacent to or migrating from the location(s) of any of the Purchased Assets); (d) compliance with Environmental Law on or after the Closing Date with respect to the construction, installation, ownership, use, operation and/or maintenance of all or any portion of any Purchased Assets; (e) any Environmental Claim arising from or relating to the off-site disposal, treatment, storage, transportation, discharge, Release or recycling, or the arrangement for such activities, of Hazardous Materials, prior to, on or after the Closing Date, in connection with the construction, installation, ownership, use, operation and/or maintenance of all or any portion of any Purchased Assets; and (f) the investigation and/or Remediation of Hazardous Materials that are generated, disposed, treated, stored, transported, discharged, Released, recycled, or the arrangement of such activities, on or after the Closing Date, in connection with the construction, installation, ownership, use, operation and/or maintenance of all or any portion of any Purchased Assets, at any Off-site Disposal Facility.

"EPA" means the United States Environmental Protection Agency and any successor thereto.

"Event of Default" has the meaning set forth in Section 11.1.

"Excluded Assets" has the meaning set forth in Section 2.2.

"Excluded Communication Assets" has the meaning set forth in Section 7.6(b).

"Excluded Liabilities" has the meaning set forth in Section 2.4.

"Existing Electric Facilities" has the meaning set forth in Section 7.6(e).

"FERC" means the Federal Energy Regulatory Commission and any successor thereto.

"Good Utility Practices" has the meaning set forth in the TOA from time to time.

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"Governmental Authority" means any federal, state, commonwealth, county, local or other governmental, quasi-governmental, regulatory or administrative authority, agency, body, commission, department, board, or other governmental subdivision, legislature, rulemaking board, court, tribunal, arbitral body, FERC, EPA, DEP, DOT, ISO-NE, CONVEX, government-owned corporation or any other governmental or quasi-governmental authority or department thereof or any Person exercising or purporting to exercise any governmental or quasi-governmental authority or prerogative.

"Guarantor" means CMEEC.

"Guaranty" means the guaranty agreement of even date herewith, executed and delivered by Guarantor to Seller unconditionally guarantying, among other things, Buyer's payment and performance obligations to Seller under the Transaction Documents.

"Hazardous Materials" means (a) any petrochemical or petroleum products, oil, waste oil, asbestos in any form that is or could become friable, urea formaldehyde foam insulations, lead-based paint and polychlorinated biphenyls; (b) any products, mixtures, compounds, materials or wastes, air emissions, toxic substances, wastewater discharges or any chemical, material or substance that may give rise to Liability pursuant to, or is listed or regulated under, or the human exposure to which or the release of which is controlled or limited by, Environmental Law; and (c) any materials or substances defined in Environmental Law as "hazardous", "toxic", "pollutant", or "contaminant", or defined in Environmental Law using any words of similar meaning or legal or regulatory effect.

"Indemnified Environmental Obligations" has the meaning set forth in Section 10.2.

"Indemnified Person" has the meaning set forth in Section 10.1.

"Independent Accounting Firm" means Ernst & Young.

"Intervening Claim" has the meaning set forth in Section 6.8(b).

"Investment Grade" means having a Credit Rating of at least BBB- by S&P and Baa3 by Moody's (or the equivalent of such ratings if either of such rating agencies has modified its rating scale since the Effective Date).

"ISO-NE" means ISO-New England Inc. and any successor thereto.

"ISO-NE Tariff" means the ISO-NE Transmission, Markets, and Services Tariff, FERC Electric Tariff No. 3.

"Knowledge" means the actual, current knowledge, after due inquiry, of Seller's Director – Claims and Insurance and Seller's Project Director for the M/N Project.

"Law" means any current and future applicable federal, state, local or other governmental or quasi-governmental constitution, charter, act, statute, law, ordinance, code, rule, regulation,

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Order, license, or permits applicable to the Purchased Assets and/or the Parties' respective obligations under the Transaction Documents (including the Assumed Liabilities).

"Liability" or "Liabilities" means any loss, fee (including experts' and/or attorneys' fees), cost, damage, expense, fine, penalty, liability, action, settlement, judgment, award or other obligation of whatever nature, including cost and expense of claims management and litigation (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, whether incurred or consequential and whether due or to become due), including those arising as a result of any Claim and/or Proceeding and including any Environmental Liability.

"License Agreement" has the meaning set forth in Section 4.2(c).

"M/N Project" means the Middletown to Norwalk 345-kV Transmission Line Project, as more particularly described in the Opinion, Decision and Order, and Findings of Fact dated April 7, 2005 in Connecticut Siting Council Docket No. 272, and in the FERC decision in Northeast Utilities Service Co., 124 FERC ¶ 61,044; reh'g denied 126 ¶ 61,052 (2009).

"Managed Claims" means collectively (a) the Pending Proceedings; (b) the Intervening Claims (if any); (c) any Claim or Proceeding alleging that all or any portion of the Purchased Assets, or the activities associated with the construction of, and/or capital improvements to, all or any portion of the Purchased Assets, constitute overburdening of easement, trespass, nuisance, inverse condemnation, and/or similar Claims arising out of, and/or related to, in whole or in part, the construction of, and/or capital improvements to, all or any portion of the Purchased Assets, including any Claims filed by the Law Offices of Benson Snaider arising out of, and/or relating to, the construction of all or any portion of the Purchased Assets as part of the M/N Project; and (d) any Claim or Proceeding arising out of and/or related to electromagnetic fields associated with, and/or produced by, in whole or in part, all or any portion of the Purchased Assets.

"Master Agreements" has the meaning set forth in Section 7.6(d).

"Members" means collectively the municipal electric utilities of East Norwalk, Groton (including the Bozrah Light and Power Company), Jewett City, Norwich, South Norwalk and Wallingford and any other members of Buyer from time to time.

"Monthly Usage Fee" has the meaning set forth in Section 7.6(e).

"Moody's" means Moody's Investor Services, Inc.

"NEON" means NEON Optica, Inc., a Delaware corporation, as successor in interest to NECOM LLC.

"NEON Agreements" means collectively (a) the Second Amended and Restated Agreement for the Provision of Fiber Optic Facilities and Services – Phase 1 dated December 23, 2002 (but effective as of September 27, 1994), among NUSCO, Seller, Western Massachusetts Electric Company, Public Service Company of New Hampshire and NEON; and (b) Second

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Amended and Restated Agreement for the Provision of Fiber Optic Facilities and Services - Phase 2 dated December 23, 2002, among NUSCO, Seller, Western Massachusetts Electric Company, Public Service Company of New Hampshire and NEON, as each such agreement has been or may be amended from time to time.

"NERC" means the North American Electric Reliability Corporation and any successor thereto.

"No Harm Principle" has the meaning set forth in Section 7.2(a).

"Non-Breaching Party" means the Party as to whom an Event of Default has not occurred.

"Non-Managed Claim" means any Claim for which Seller is entitled to indemnification by Buyer under the Transaction Documents that is not a Managed Claim.

"NPCC" means the Northeast Power Coordinating Council and any successor thereto.

"NUSCO" means Northeast Utilities Service Company, a Connecticut corporation.

"O&M Agreement" has the meaning set forth in Section 4.2(g).

"Off-Site Disposal Facility" means a location, other than the location of any asset comprising the Purchased Assets, that receives or received Hazardous Materials arising out of, and/or relating to all or any portion of the Purchased Assets for storage and/or disposal by or on behalf of Seller prior to the Closing Date or by or on behalf of Buyer on or after the Closing Date.

"Order" means any order, consent order, judgment, writ, injunction, decree, decision, directive or award of a court, administrative judge or other Governmental Authority acting in an adjudicative or regulatory capacity, or of an arbitrator or arbitrators with applicable jurisdiction over the subject matter.

"Partially Assigned Contract" has the meaning set forth in Section 7.4(b).

"Participating Transmission Owners" means those transmission owners who have executed the TOA with ISO-NE with the consent and approval of ISO-NE.

"Party" means either Buyer or Seller, as indicated by the context, and "Parties" means Buyer and Seller.

"Pending Proceedings" has the meaning set forth in Section 2.3(e).

"Permit" means any approval, authorization, certificate, permit, agreement, Order, and license issued with respect to the ownership, installation, operation, use and/or maintenance of electric transmission facilities by any Governmental Authority.

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"Person" means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization, Governmental Authority or other entity.

"Planning Authority" shall mean ISO-NE and/or any other regional and/or national planning authority for electric transmission facilities, including any committees, commissions and/or other organizations that make recommendations with respect to, and/or have a role in the approval of, the operation, maintenance, improvement and/or expansion of electric transmission facilities.

"Proceeding" means (a) any action, cause of action, and/or proceeding of whatever form including any writ, filing, complaint, hearing, lawsuit, litigation, mediation, arbitration, regulatory proceeding, investigation, petition for relief, appeal, injunction, declaratory action, and/or any process that has any effect similar to any of the foregoing; and (b) without limiting the generality of clause (a) of this definition, any process that involves the enforcement and/or declaration of any right, benefit and/or entitlement, seeks relief from, and/or the imposition of, any Liability of whatever nature, and/or requests any decision, authorization and/or other action from a Person other than a Party, whether or not a Governmental Authority.

"Property Tax Agreement" has the meaning set forth in Section 4.2(d).

"Purchased Assets" has the meaning set forth in Section 2.1.

"Purchase Price" has the meaning set forth in Section 3.1(a).

"Purchaser" has the meaning set forth in Section 14.6(c)(i).

"Regulatory Proceeding" means any Proceeding relating to the regulation of any asset and/or group of assets and/or the conduct of any business and/or other activities before and/or administered by any Governmental Authority (including FERC and ISO-NE) and/or NERC, including any federal and/or state legislative, regulatory and/or judicial Proceedings, and any resulting judicial Proceedings.

"Release" means any actual, threatened or alleged spilling, leaking, pumping, pouring, emitting, dispersing, emptying, discharging, injecting, escaping, leaching, dumping, or disposing of any Hazardous Materials into the Environment that may cause an Environmental Liability (including the disposal or abandonment of barrels, containers, tanks or other receptacles containing or previously containing any Hazardous Materials).

"Remediation" means any or all of the following activities to the extent required to address the presence or Release of Hazardous Materials: (a) monitoring, investigation, assessment, treatment, cleanup, containment, removal, mitigation, response or restoration work as well as obtaining any permits, consents, approvals or authorizations of any Governmental Authority necessary to conduct any such activity; (b) preparing and implementing any plans or studies for any such activity; (c) obtaining a written notice (or an oral notice that is appropriately documented or memorialized) from a Governmental Authority with competent jurisdiction under

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Environmental Law or a written opinion of a Licensed Environmental Professional (as defined in C.G.S. § 22a-133v), as contemplated by the relevant Environmental Law and in lieu of a written notice from a Governmental Authority, that no material additional work is required; and (d) any other activities reasonably determined by a Party to be necessary or appropriate or required under Environmental Law.

"Repurchase Closing" has the meaning set forth in Section 7.10(a).

"Reserved Ancillary Rights" has the meaning set forth in Section 7.6(c).

"Reserved Non-Transmission/Distribution Rights" has the meaning set forth in Section 7.6(a).

"Reserved Assets" means collectively the Excluded Communication Assets, the Existing Electric Facilities and the Master Agreements.

"Reserved Rights" means collectively the Reserved Non-Transmission/Distribution Rights and the Reserved Ancillary Rights.

"Retained Interests" has the meaning set forth in Section 7.4(a).

"Right of First Refusal" has the meaning set forth in Section 7.9(c).

"S&P" means Standard and Poor's Rating Group (a division of McGraw-Hill, Inc.).

"Seller" has the meaning set forth in the preamble of this Agreement.

"Seller's Regulatory Approvals" has the meaning set forth in Section 8.2(d).

"Seller's Representatives" means Seller's accountants, employees, counsel, consultants, financial advisors, and other representatives.

"Shared Contract" has the meaning set forth in Section 7.4(b).

"Step-In Agreement" has the meaning set forth in Section 4.2(f).

"Support Agreement" means the Support and Cooperation Agreement of even date herewith, among Seller, Buyer and CMEEC.

"Tax" or "Taxes" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, franchise, profits, withholding, real property, personal property, sales, use, transfer, conveyance, registration, value added, alternative or add-on minimum, estimated, or other tax, fees and other charges of any Governmental Authority of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

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"Tax Gross-Up" has the meaning set forth in Section 3.3.

"Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

"Termination Fee" has the meaning set forth in Section 9.4.

"Third Party" means any Person other than the Parties or any of their respective Affiliates.

"TOA" means that certain Transmission Operating Agreement dated February 1, 2005, between ISO-NE and the Participating Transmission Owners (as amended from time to time) on file with FERC or any successor document thereto.

"Town" has the meaning set forth in Section 3.2(a)(ii).

"Transaction" means the purchase and sale of the Purchased Assets, the assignment and assumption of associated Liabilities, and execution and delivery of the Transaction Documents and the performance thereunder, all on the terms and conditions set forth in the Transaction Documents.

"Transaction Assets" has the meaning set forth in Section 14.6(c)(i).

"Transaction Documents" means collectively this Agreement and the Additional Agreements.

"Transfer" means, whether used in noun or verb form, a transaction by which Buyer directly or indirectly (through an equity sale, merger or other means) sells, assigns, conveys, delegates or otherwise transfers (or agrees or is required to do any of the foregoing) all or any portion of its rights, obligations and/or other interests in the referenced agreement, property and/or other asset (including the proceeds thereof), including (a) a sale, assignment, license, lease, transfer, gift, or exchange, (b) as a result of the exercise of rights by any Person other than a Party under any pledge, encumbrance, hypothecation, and/or mortgage granted by Buyer, (c) any involuntary or voluntary transfer to a bankruptcy estate, receiver or similar person acting for the benefit of creditors, (d) the transfer of a controlling interest in Buyer by its parent, members and/or other Person possessing control (as defined in the definition of Affiliate), or (e) any other disposition whatsoever (including any transaction that could result in the functional equivalent of any of the foregoing), or an agreement to do any of the foregoing.

"Transferable Contract" means each Contract to be transferred by Seller to Buyer as a Purchased Asset pursuant to Section 2.1(b).

"Transferable Permit" means each Permit to be transferred by Seller to Buyer as a Purchased Asset pursuant to Section 2.1(c).

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"Transmission Facilities" has the meaning set forth in Section 2.1(a).

"U.S.C." means the United States Code.

1.2

Entire Agreement; Interpretation.

(a)

Entire Agreement.  The Transaction Documents contain the entire agreement between the Parties pertaining to the purchase and sale of the Purchased Assets and supersede any and all prior oral or written agreements, terms, understandings, conditions, proposals, negotiations and representations with respect to that subject matter.

(b)

Amendments.  No amendments or modifications of this Agreement and/or any of the other Transaction Documents shall be valid unless evidenced in writing, and signed and delivered by duly authorized officers or agents of Seller and Buyer.

(c)

No Third Party Beneficiaries.  This Agreement and all rights hereunder are intended for the sole benefit of the Parties and shall not imply or create any rights on the part of, or obligations to, any other Person (other than the Indemnified Persons).

(d)

Documents Comprising the Agreement.  The terms and conditions of this Agreement and the other Transaction Documents are complementary.  Insofar as possible, all of such terms and conditions shall be construed and interpreted consistently.  In any case of inconsistency, conflict or ambiguity between or among such terms and conditions (including any exhibits, schedules and/or documents incorporated by reference), the terms and conditions of the applicable Transaction Document shall have precedence over the provisions of any other Transaction Document that may have general applicability and/or any terms incorporated by reference, and within each Transaction Document, any specifically applicable term and/or condition shall have precedence over a provision having general applicability.

(e)

References.  Reference to a given article, section, subsection, exhibit or schedule is reference to an article, section, subsection, exhibit or schedule of this Agreement, unless otherwise specified.  The terms "hereof", "herein", "hereto", "hereunder" and "herewith" refer to this Agreement as a whole.

(f)

Number.  As used in the Transaction Documents, all singular terms shall include the plural and vice versa as the context may require.

(g)

Interpretation.  Except where otherwise expressly provided or unless the context otherwise necessarily requires in a Transaction Document:  (i) reference to a given Law or tariff shall mean such Law or tariff in effect as amended or modified on the date on which the reference is made or determined, or performance and/or compliance is required; (ii) reference to a given agreement or instrument is a reference to that agreement or instrument as originally executed, and as modified, amended, supplemented and restated through the date as of which reference is made to that agreement or instrument or performance is required under that agreement or instrument; (iii) "include(s)", "including" or any other variant thereof means "include(s), without limitation," or "including, without limitation," or any other variant thereof as

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the context requires; (iv) the phrase "and/or" shall be deemed to mean the words both preceding and following such phrase, or either of them; (v) reference to a Person includes its heirs, executors, administrators, successors and permitted assigns; and (vi) any pronoun includes the corresponding masculine, feminine and/or neuter forms as the context may require.  The words "will" and "shall" are used interchangeably throughout the Transaction Documents; the use of either connotes a mandatory requirement; and the use of one or the other will not mean a different degree of right or obligation for either Party.  The headings and captions for the articles, sections and subsections contained in the Transaction Documents have been inserted for convenience only and form no part of the Transaction Documents and shall not be deemed to affect the meaning or construction of any of the terms or conditions of the Transaction Documents.

(h)

Days.  Unless otherwise indicated, whenever any Transaction Document refers to a (i) number of days, such number shall refer to calendar days; and (ii) year, such year shall refer to a calendar year.  If any deadline (other than the Closing Date) calculated in accordance with the provisions of any Transaction Document falls on a day that is not a Business Day, such deadline shall be extended automatically to the next Business Day.

(i)

Construction.  The Parties acknowledge that (i) they are of equal bargaining strength and have jointly participated in the preparation of the Transaction Documents; and (ii) any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not apply in the interpretation of all or any portion of the Transaction Documents, or to any amendment of the Transaction Documents.

ARTICLE 2.

PURCHASE AND SALE

2.1

Transfer of Assets.  Upon the terms and subject to the conditions set forth in the Transaction Documents, at the Closing, Seller shall sell, assign, convey, transfer, and deliver to Buyer, and Buyer shall purchase, assume and acquire from Seller, all of Seller's right, title, and interest in, to, and under the following assets and properties except to the extent that such assets are Excluded Assets (collectively, the "Purchased Assets"):

(a)

the electric transmission facilities described in Schedule 2.1(a) (the "Transmission Facilities");

(b)

to the extent transferable, the Contracts listed on Schedule 2.1(b) necessary to own, use and/or operate the Transmission Facilities after the Effective Date; provided that (i) if any of such Contracts also relate to portions of the M/N Project and/or any other electric transmission facilities retained by Seller, then the Purchased Assets shall only include the portions of such Contracts that are related to the Transmission Facilities; and (ii) Seller or its Affiliates, as applicable, shall retain the rights and interests under any Contract to the extent such rights and interests provide for indemnity and exculpation rights for pre-Closing occurrences for which Seller or its Affiliates remain liable under this Agreement; and

(c)

to the extent transferable, the Permits listed on Schedule 2.1(c) necessary to own,

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use and/or operate the Transmission Facilities after the Effective Date; provided that if any of such Permits also relate to portions of the M/N Project and/or any other electric transmission facilities retained by Seller, then the Purchased Assets shall only include the portions of such Permits that are related to the Transmission Facilities.

Notwithstanding anything to the contrary herein, neither this Agreement, nor any of the other Transaction Documents conveying title to, and/or rights in, the Purchased Assets shall sell, assign, convey and/or otherwise transfer any ownership interest of whatever nature in real property.  The Purchased Assets shall constitute only personal property, and the Parties shall take such actions, execute and deliver such documents and/or otherwise do such things (including appropriate filings with Tax authorities) from time to time as may be necessary and/or appropriate to confirm, clarify and/or otherwise characterize the Purchased Assets as personal property.  If a Governmental Authority determines after the Closing that any of the Purchased Assets constitute real property, then the Parties shall negotiate in good faith to determine whether the conveyance of the affected Purchased Assets was consistent with the original purpose and intent of the Parties, and if so, the Parties shall execute and/or deliver such documents (including a deed and a non-disturbance agreement which respect to any liens affecting such real property) as are reasonable and customary to transfer such Purchased Assets on the terms and conditions contemplated herein; provided that if the Parties fail to reach agreement regarding such transfer within thirty (30) days after commencing such good faith negotiations, then, subject to the receipt of all necessary regulatory approvals, Buyer shall convey good and valid title to such affected Purchased Assets to Seller on an "as is, where is" basis free and clear of any liens or other encumbrances in exchange for a payment by Seller to Buyer equal to the net book value of such Purchased Assets.

2.2

Excluded Assets.  The Purchased Assets do not include any property or assets of Seller not described in Section 2.1 and, notwithstanding any provision to the contrary in Section 2.1 or elsewhere in this Agreement, the Purchased Assets do not include the following property or assets of Seller (all assets excluded pursuant to this Section 2.2, the "Excluded Assets"):

(a)

all cash, cash equivalents, bank deposits, accounts and accounts receivable, prepaid expenses, and other rights to payment relating to the installation, ownership, use and/or operation of the Purchased Assets through the Closing Date, including (i) Seller's right to recover the costs incurred by Seller with respect to the Transmission Facilities through rates with respect to the period through the Closing Date; and (ii) all revenue under Transferable Contracts through the Closing Date;

(b)

any income, sales, payroll or other Tax receivables relating to the installation, ownership, use and/or operation of any of the Purchased Assets (in each case, whether held by Seller or any Third Party) with respect to any period through the Closing Date;

(c)

any refund or credit (i) related to Taxes paid by or on behalf of Seller, whether such refund is received as a payment or as a credit against future Taxes payable; or (ii) relating to a period before the Closing Date;

(d)

the right, title and interest of Seller and its successors, assigns and Seller's

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Representatives in, to and under all Claims against Third Parties, if any, relating to the construction, installation, ownership, use and/or operation of any of the Purchased Assets by Seller through the Closing Date, whether accruing prior to, on or after the Closing Date, including all Claims for refunds, prepayments, offsets, recoupment, insurance proceeds, insurance distributions, dividends or other proceeds, condemnation awards, judgments and the like, whether received as payment or credit against future Liabilities;

(e)

the right, title and interest of Seller and its successors, assigns and Seller's Representatives in, to and under all Contracts of any nature, other than the Transferable Contracts;

(f)

all insurance policies maintained by Seller and/or its Affiliates and rights thereunder relating to the construction, installation, ownership, use and/or operation of the Purchased Assets;

(g)

the assets identified in the Asset Demarcation Agreement, or any document or exhibit referred to or incorporated in the Asset Demarcation Agreement, as being on Seller's side of the point of demarcation thereunder;

(h)

the rights of Seller arising under or in connection with the Transaction, including any of the Transaction Documents; and

(i)

the Retained Interests.

2.3

Assumed Liabilities.  On the Closing Date, Buyer will deliver to Seller an Assignment and Assumption Agreement pursuant to which Buyer will assume and agree to pay, perform and otherwise discharge when due, without recourse to Seller or its Affiliates, all of the Liabilities of Seller and its Affiliates, successors, assigns and Seller's Representatives of any kind and description, relating to, in respect of, or otherwise arising from the development, construction, installation, ownership, operation, maintenance and/or use of, the Purchased Assets (collectively, the "Assumed Liabilities"), including the following Liabilities:

(a)

all Liabilities arising under, in respect to, or relating to the Transferable Contracts;

(b)

all Liabilities arising under, in respect to, or relating to the Transferable Permits;

(c)

all Liabilities for any and all post-Closing Date Taxes with respect to the Purchased Assets;

(d)

all Liabilities with respect to the construction, installation, ownership, use, operation and/or maintenance of the Purchased Assets, including any and all Liabilities arising from and/or relating to compliance or non-compliance with any and all (i) past, present and/or future Environmental Laws, including any and all Environmental Liabilities, (ii) past, present and/or future Orders issued by any Governmental Authority, and/or (iii) past, present and/or future permits or other approvals issued under any Environmental Law (collectively, the "Assumed Environmental Liabilities");

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(e)

all Liabilities arising under, in respect to, or relating to any Claim existing, arising, or asserted with respect to the Purchased Assets on or after the Closing Date, including the pending Proceedings asserted by Third Parties set forth Schedule 2.3(e) ("Pending Proceedings") and any Intervening Claims; and

(f)

all other Liabilities of any nature whatsoever to the extent arising from the development, construction, installation, ownership, use, operation and/or maintenance of all and/or any portion of the Purchased Assets.

2.4

Excluded Liabilities.  Notwithstanding anything to the contrary contained in this Agreement, Buyer shall not assume and shall not be obligated to pay, perform or otherwise discharge any of the following Liabilities of Seller (collectively, the "Excluded Liabilities"):

(a)

any Liabilities of Seller to the extent related to any Excluded Assets, except to the extent caused by the acts or omissions of Buyer or any Buyer's Representative or Buyer's ownership, use and/or operation of the Purchased Assets; and

(b)

any Liabilities of Seller in respect of Taxes attributable to the Purchased Assets for taxable periods ending before the Closing Date, except for Taxes for which Buyer is liable pursuant to Article 3.

For the avoidance of doubt, since the Parties do not intend the Transaction Documents to convey and/or otherwise transfer any ownership interest of whatever nature in real property, Buyer shall not assume, and Seller shall retain the Liabilities of Seller relating to real property, except to the extent that such Liabilities relate to, result from, and/or otherwise exist with respect to the development, construction, installation, ownership, operation, maintenance and/or use of, the Purchased Assets (including the Assumed Environmental Liabilities).  The foregoing shall not affect in any manner whatsoever Buyer's obligations after the Closing Date with respect to real property under the Transaction Documents, including the obligation to comply with requirements relating to real property under the License Agreement.

2.5.

Guaranty.  On the Effective Date, Buyer shall deliver to Seller the Guaranty, executed and delivered by the Guarantor, and shall maintain at all times thereafter the Guaranty in full force and effect.  If at any time the Guarantor shall cease, for whatever reason, to be a guarantor and/or the Guaranty shall fail, in whole or in part, to remain in full force and effect as to the Guarantor, then Buyer shall, within ten (10) days after the earlier of the date on which (a) Buyer shall have been given notice of such cessation by Seller, or (b) Buyer becomes aware of such cessation, propose to Seller the form of an additional guaranty from a replacement guarantor for Seller's review and approval in Seller's sole and absolute discretion.  If Seller withholds such approval, Buyer shall promptly take such corrective action as will address Seller's concerns until Seller issues such approval.  Buyer shall deliver to Seller an original additional guaranty executed and delivered by such replacement guarantor within ten (10) days after such approval.

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ARTICLE 3.

PURCHASE PRICE; TAX GROSS-UP; CLOSING ADJUSTMENTS

3.1

Purchase Price.

(a)

Calculation.  The purchase price for the Purchased Assets shall be equal to the net book value of the Transmission Facilities as shown on Seller's books as of the Closing Date (the "Purchase Price").  Schedule 3.1 sets forth the estimated Purchase Price based on the Closing Date.  During the meeting to finalize adjustments pursuant to Section 3.2(a)(i), the Parties also shall finalize, to the extent practical, the Purchase Price; provided that if any estimated component of the Purchase Price cannot be reasonably finalized at such time, the Parties shall consummate the Closing using Seller's good faith estimate of such amounts pending a mutually agreed adjustment process after the Closing Date (or the resolution of any dispute regarding such amounts pursuant to Article 12).

(b)

Deposit.  Simultaneously with the execution and delivery hereof, Buyer shall deposit with Seller One Million Dollars ($1,000,000.00) (the "Deposit").  The Deposit shall not be refunded or otherwise returned to Buyer unless this Agreement has been terminated because either (i) the conditions set forth in Section 8.1(a), Section 8.1(b), Section 8.1(f), Section 8.2(d) or Section 8.2(e) have not been satisfied; (ii) a Party has terminated this Agreement pursuant to Section 8.3(b), Section 9.1(b), Section 9.1(c) or Section 9.4; or (iii) Buyer has terminated this Agreement in accordance with Section 6.4 or Section 9.2, and in each such instance under clauses (i) through (iii), Seller shall return the Deposit to Buyer within thirty (30) days after the effective date of such termination.  Buyer shall not be entitled to interest in any form whatsoever on the Deposit, and Seller shall be entitled to use the Deposit without restriction and without an accounting to Buyer.

3.2

Closing Adjustments.

(a)

Pro-Ration.

(i)

In addition to the Purchase Price, all of the items normally prorated in a sale of assets of the type contemplated by this Agreement relating to the ownership and/or operation of the Purchased Assets, including those listed below, will be prorated between the Parties as of the Closing Date, with Seller liable to the extent such items relate to any period through the Closing Date, and Buyer liable to the extent such items relate to periods after the Closing Date:

(A) Taxes on or associated with the Purchased Assets (including any associated personal property Taxes which shall be allocated to the Purchased Assets based on their net book value as included in any applicable personal property declaration by Seller and then adjusted on a fiscal year basis in accordance herewith based on the Closing Date).  For example, presuming a Closing Date of May 31, 2011, Seller shall receive a credit for the thirty (30) days remaining in fiscal year 2011 and for fiscal year 2012 for personal property Taxes on the Purchased Assets, subject to Seller's obligation to pay fiscal year 2012 personal property Taxes in full (as contemplated in Section 3.2(a)(ii));

(B) rent, Taxes and other items payable by or to Seller under any of the written contracts (with any contractual arrangement concerning personal property Taxes to be adjusted as

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provided for in clause (A) above concerning personal property Taxes), agreements, arrangements, licenses, easements, subeasements and other documents and/or instruments, relating to the ownership and/or operation of such Purchased Assets assigned to and assumed by Buyer (in the case of any partial assignment, to the extent so assigned and assumed), or for which other arrangements have been made under this Agreement, pursuant to the terms of the Transaction Documents;

(C) any Permit, license, registration or similar fee with respect to any Transferable Permit; and

(D) to the extent applicable, sewer charges and charges for water, fire protection, telephone, electricity and other utilities or services (with all municipal and/or other charges of a Governmental Authority being adjusted on a fiscal year basis based on the Closing Date).

Subject to Section 3.2(a)(ii), and not less than five (5) Business Days prior to the Closing Date, the Parties shall agree upon the sum of the net amount of the prorated amounts to which either Seller or Buyer shall be entitled pursuant to this Section 3.2(a)(i) and such net amount shall be paid at Closing.  In the event that a dispute exists between the Parties with regard to any proration, the Parties shall consummate the Closing using Seller's good faith estimate of amounts pending the resolution of such dispute pursuant to Article 12.

(ii)

If the amount of one or more of the Taxes or other Liabilities to be prorated in accordance with Section 3.2(a)(i) is not known or determinable on or prior to the Closing Date, the amounts to be prorated as of the Closing Date in accordance with Section 3.2(a)(i) shall be based upon the actual Taxes or other Liabilities for the most recent preceding fiscal or calendar year (or other appropriate period) for which such actual Taxes or Liabilities are available.  The amount of unknown or indeterminable Taxes or other Liabilities prorated as of the Closing Date pursuant to Section 3.2(a)(i) shall be adjusted to reflect the actual amount of such Taxes or Liabilities upon the request of either Seller, on the one hand, or Buyer, on the other hand, within sixty (60) days after the date the actual amounts become available, and the resulting payment shall be made within thirty (30) days after receipt of a correct invoice or other accurate written request for payment.  The Parties agree to furnish each other with such documents and other records that may be reasonably requested in order to confirm all adjustment and proration calculations made pursuant to this Section 3.2(a)(ii).  Without limiting the generality of the foregoing, if Seller has submitted a personal property declaration to the Town of Wallingford ("Town") before the Closing Date which included, among other things, the Purchased Assets, Seller will remain liable to the Town for personal property Taxes associated with the Purchased Assets for the fiscal year(s) covered by such declaration(s).  At the Closing, Buyer shall pay to Seller the amount estimated by Seller for that portion of the Tax associated with the Purchased Assets under such declaration(s) (in addition to the adjustment contemplated in Section 3.2(a)(i) with respect to personal property Taxes associated with the Purchased Assets for the Town's current fiscal year), and Seller shall directly pay the Town each installment for such personal property Taxes.  Buyer shall remain liable to Seller pursuant to this Section 3.2(a) if and to the extent that the Town adjusts the Liability for such personal property Taxes for any fiscal year, including as a result of the adjustment in the mil rate, and any such adjustment shall be effected in accordance with this Section 3.2(a)(ii).  Buyer shall be directly responsible for Taxes on or associated with such Purchased Assets for each fiscal year of the Town after the Closing Date and not covered by the adjustments contemplated in this Section 3.2(a)(ii),

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including the filing of a declaration with the Town for such fiscal years.

(b)

Transfer, Conveyance, Sales and Gross Receipts Tax.  All transfer, conveyance, sales and gross receipts Taxes payable in connection with the conveyance of the Purchased Assets (whether or not treated by the applicable taxing authority as personal property, notwithstanding the Parties' intent that the Purchased Assets are personal property) and the Transaction, including Connecticut sales and gross receipts Tax, shall be borne by Buyer, and Buyer, at its own cost and expense, will file, to the extent required by Law, all necessary Tax Returns and other documentation with respect to all such transfer, conveyance, sales or gross receipts Taxes.  If required by Law, Seller will execute or join in the execution of any such Tax Returns or other documentation; provided that Seller shall not be required to execute or deliver any Tax Returns or other documentation that Seller, in good faith, believes to be false or misleading.  Prior to the Closing Date, Buyer will provide to Seller, to the extent possible, an appropriate certificate of no Tax due from each applicable taxing authority.  Buyer represents and warrants to Seller that Buyer is a tax exempt entity under the Laws of the State of Connecticut.

(c)

Capital Additions.  If Seller has made any addition, improvement, upgrade and/or other modification to the Transmission Facilities, in whole or in part, the cost of which constitutes a capital expenditure, and such cost has not been reflected, in whole or in part, in the net book value of the Transmission Facilities as of the Closing Date (whether due to the submission, processing and/or payment of related invoices, the administrative timing associated with record keeping and/or any other reason), then the Purchase Price shall be increased to include such capital costs not reflected in the net book value of the Transmission Facilities.  Not less than ten (10) Business Days prior to the Closing Date, Seller shall furnish Buyer with an estimate of any capital additions that may be subject to this Section 3.2(c), together with such documents and other records that may be reasonably necessary to confirm the costs associated with such capital additions.  To the extent that certain capital costs are not yet fixed (including due to any capital addition pending as of such date), Seller shall be entitled to estimate all or any portion of the adjustment under this Section 3.2(c).  If Seller has estimated any capital cost, Seller shall issue a final adjustment within a reasonable time after accounting for all such capital costs, and Seller shall refund, or Buyer shall pay, as the case may be, the amount due under such final adjustment within thirty (30) days after receipt thereof.  The Parties shall negotiate in good faith to reconcile any differences with respect to such capital addition(s) and/or the adjustment resulting therefrom pursuant to this Section 3.2(c).  If the Parties have not reconciled their differences regarding such adjustment as of the Closing Date, the Parties shall consummate the Closing based on Seller's calculation of the adjustment, and thereafter, the Parties shall wait until Seller has received and accounted for such capital costs before determining the final adjustment and associated true-up payment as contemplated above.  Nothing in this Section 3.2(c) shall apply to, and/or affect the provisions of the O&M Agreement regarding, capital additions to the Transmission Facilities made after the Closing Date.

3.3

Tax Gross-Up.  At the Closing, in addition to the Purchase Price, Buyer shall pay to Seller the amount necessary to reimburse Seller for the decrease in sales proceeds available to Seller due to the tax consequences of Seller's sale of the Purchased Assets before expiration of the term of their useful life (for tax and accounting purposes) (the "Tax Gross-Up").  The Tax

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Gross-Up shall be calculated in accordance with the methodology set forth in Schedule 3.3.  Not less than ten (10) Business Days prior to the Closing Date, Seller shall furnish Buyer with a calculation of the Tax Gross-Up projected as of the Closing Date, and the Parties will negotiate in good faith to reconcile any differences with respect to such calculation and/or projection; provided that if the difference between the Tax Gross-Up so furnished by Seller and the Tax Gross-Up estimated in Schedule 3.3 is less than One Hundred Thousand Dollars ($100,000.00), whether positive or negative, then Seller's projected Tax Gross-Up shall be binding and conclusive on the Parties, and the Closing shall occur using such projection without future adjustment and/or reconciliation of whatever nature except as provided below in this Section 3.3.  In the event that such difference exceeds $100,000, and the Parties have not reconciled their differences regarding the amount of the Tax Gross-Up as of the Closing Date, the Parties shall consummate the Closing based on Seller's calculation of the Tax Gross-Up, and thereafter, the Parties shall submit the dispute to the Independent Accounting Firm for resolution, the cost of which shall be shared equally by the Parties.  The resolution of the Independent Accounting Firm shall be final, binding and conclusive on the Parties.  The Tax Gross-Up shall be subject to adjustment after the Closing only if and to the extent that:

(a)

a change in Law applicable to the Taxes considered in the methodology for calculating the Tax Gross-Up occurs after the Closing Date (and such change in Law was not anticipated as the Closing Date, or if anticipated, was not implemented as so anticipated);

(b)

such change in Law applies to Seller and affects the 2011 tax year; and

(c)

the difference between the Tax Gross-Up as of the Closing Date and the Tax Gross-Up calculated based on such change in Law exceeds One Hundred Thousand Dollars ($100,000.00), whether positive or negative.

If all of such conditions have been satisfied, and a Party desires to adjust the Tax Gross-Up, then such Party shall notify the other Party of the proposed adjustment, which notice shall include reasonable detail regarding the proposed adjustment; provided that if no Party has requested an adjustment to the Tax Gross-Up pursuant to this Section 3.3 on or before September 30, 2012, then the Tax Gross-Up as of the Closing Date shall be binding and conclusive on the Parties, without future adjustment whatsoever.  In the event that the Parties have not reconciled any differences regarding a request to adjust the Tax Gross-Up within sixty (60) days after the receipt of such request, the Parties shall submit the adjustment to the Independent Accounting Firm for resolution, the cost of which shall be shared equally by the Parties.  The resolution of the Independent Accounting Firm regarding such adjustment shall be final, binding and conclusive on the Parties.

3.4

Wire Transfer Instructions.  Unless otherwise agreed to in writing by the Parties, all payments by Buyer to Seller pursuant hereto, including the Purchase Price and the Tax Gross-Up, shall be made by wire transfer in accordance with the instructions from time to time provided by Seller.

3.5

Allocation of Purchase Price.  The Purchase Price will be allocated among the Purchased Assets using net book value as indicated on Seller's books in a manner consistent with Section 1060 of the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder (the "Code").  Each Party will report the Transaction for federal income Tax and all other Tax purposes in a manner consistent with such

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allocation to the extent consistent with Law.  Each Party will provide the other promptly with any and all other information required to complete Form 8594 under the Code.  Each Party will notify the other and will provide the other with reasonably requested cooperation in the event of an examination, audit, or other Proceeding regarding the allocations provided for in this Section 3.5.

ARTICLE 4.

THE CLOSING; DELIVERIES AT CLOSING

4.1

Time and Place of Closing.  The closing of the purchase and sale of the Purchased Assets and assumption of the Assumed Liabilities (the "Closing") will take place at Seller's office in Berlin, Connecticut at 10:00 a.m. (local time) on the Closing Date; provided that all conditions precedent to Closing contained in Article 8 have been satisfied (or waived as provided herein) on or before such date.  The Closing will be effective as of midnight (local time) on the Closing Date.  It is the intent of the Parties that if the Closing occurs effective as of midnight on May 31, 2011, Seller shall retain ownership of the Purchased Assets through the end of May, 2011 and that Buyer's ownership of the Purchased Assets shall commence as of June 1, 2011.

4.2

Deliveries by Seller.  At or prior to the Closing, Seller will deliver, or cause to be delivered, the following to Buyer:

(a)

A Bill of Sale in substantially the form set forth in Exhibit A ("Bill of Sale"), duly executed by Seller;

(b)

An Assignment and Assumption Agreement in substantially the form set forth in Exhibit B ("Assignment and Assumption Agreement"), duly executed by Seller;

(c)

A Non-Exclusive License Agreement in substantially the form set forth in Exhibit C ("License Agreement"), duly executed by Seller;

(d)

A Property Tax Agreement in substantially the form set forth in Exhibit D ("Property Tax Agreement"), duly executed by Seller;

(e)

An Asset Demarcation Agreement in substantially the form set forth in Exhibit E ("Asset Demarcation Agreement"), duly executed by Seller;

(f)

A Step-In Agreement in substantially the form set forth in Exhibit F ("Step-In Agreement"), duly executed by Seller;

(g)

An Operation and Maintenance Agreement in substantially the form set forth in Exhibit G ("O&M Agreement"), duly executed by Seller;

(h)

A certificate of a duly authorized officer of Seller (i) stating that (A) the execution, delivery and performance of the Transaction Documents to which Seller is a party have been duly authorized by all necessary corporate action by Seller, and (B) all conditions precedent to such execution, delivery and performance have been satisfied or waived by Seller, and (ii) identifying the name and title and bearing the signatures of the

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officers of Seller authorized to execute and deliver the Transaction Documents;

(i)

Originals in Seller's possession of the Transferrable Contracts and Transferrable Permits constituting Purchased Assets; provided that (i) if any Transferrable Contracts and/or Transferrable Permits also relate to portions of the M/N Project and/or any other electric transmission facilities retained by Seller, then Seller shall only furnish copies of such related documents; (ii) Seller in its capacity as the operator under the O&M Agreement may retain such originals to the extent reasonably required for the operation and maintenance of the Purchased Assets, in which case Buyer shall have access to the same pursuant to Section 2.9 of the O&M Agreement; and/or (iii) Seller shall have the right to retain copies of all such documents delivered pursuant hereto;

(j)

The joint defense agreement(s) contemplated in Section 6.8(i); and

(k)

A partial release of mortgage substantially in the form of Schedule 4.2(k) hereto, having a property description of the Transmission Facilities reasonably consistent with those typically submitted by Seller when requesting similar releases.

4.3

Deliveries by Buyer.  At or prior to the Closing, Buyer will deliver, or cause to be delivered, the following to Seller:

(a)

The Purchase Price (less the Deposit);

(b)

The Tax Gross-Up;

(c)

The Additional Agreements, each duly executed by Buyer;

(d)

A certificate of a duly authorized officer of Buyer (i) stating that (A) the execution, delivery and performance of the Transaction Documents to which Buyer is a party have been duly authorized by all necessary corporate action by Buyer, and (B) all conditions precedent to such execution, delivery and performance have been satisfied or waived by Buyer, and (ii) identifying the name and title and bearing the signatures of the officers of Buyer authorized to execute and deliver the Transaction Documents;

(e)

The instrument contemplated under Section 5.2(c);

(f)

Payment pursuant to Section 7.8(b) of all Transaction expenses incurred by Seller (to the extent presented for reimbursement at the Closing);

(g)

A certificate, in form and substance reasonably satisfactory to Seller, evidencing Buyer's status as a tax exempt entity under the Laws of the State of Connecticut; and

(h)

The joint defense agreement(s) contemplated in Section 6.8(i).

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ARTICLE 5.

REPRESENTATIONS AND WARRANTIES OF PARTIES

5.1

Mutual Representations.  Each Party represents and warrants to the other that, except as set forth in Article 8:

(a)

Such Party has full power and authority necessary to execute and deliver this Agreement and, as of the Closing Date, will have the full power and authority to execute and deliver each Transaction Document to which it is a party and to consummate the Transaction.  The execution and delivery by such Party of this Agreement has been duly and validly authorized by all necessary action on its part, and as of the Closing Date, each Transaction Document to which such Party is a party will be, and the consummation of the Transaction will have been, duly and validly authorized by all necessary action on its part.  This Agreement has been duly and validly executed and delivered by such Party, and this Agreement constitutes the valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.  Upon the execution and delivery by such Party of each Transaction Document to which it is a party, such Transaction Document will have been duly and validly executed and delivered by such Party, and such Transaction Document will constitute the valid and binding obligation of such Party, enforceable against such Party in accordance with its terms;

(b)

Neither the execution and delivery of this Agreement or any other Transaction Document by such Party, nor the consummation by such Party of the Transaction will (i) conflict with or result in any material breach or violation of any provision of the enabling legislation and/or constituent and/or governing documents, as the case may be, of such Party; (ii) result in a default (or give rise to any right of termination, consent, cancellation or acceleration) under any of the terms, conditions or provisions of any material lease, note, bond, mortgage, indenture, agreement or other instrument or obligation to which such Party is a party or by which it may be bound; provided that Seller provides no representation and/or warranty of whatever nature with regard to the Transferable Contracts or the underlying real property rights with respect to properties affected by the License Agreement; or (iii) constitute any material violation of any Law applicable to such Party; and

(c)

No consent or approval of, filing with, or prior notice to, any Governmental Authority or any other Person by or for such Party is necessary for the execution and delivery of the Transaction Documents by it, or the consummation by it of the Transaction; provided that Seller provides no representation and/or warranty of whatever nature with regard to the Transferable Permits.

5.2

Buyer Representations.

(a)

Buyer represents and warrants to Seller that there are no pending, threatened or potential Claims and/or other basis for any Proceeding, by Buyer, or to Buyer's knowledge, by Guarantor and/or any of the Members against Seller and/or any of its Affiliates.

(b)

Effective on the Effective Date, Buyer, on behalf of itself and its successors and

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assigns, hereby irrevocably and fully releases and forever discharges Seller, Seller's Representatives and their respective successors and assigns, of and from all manner of action and actions, cause and causes of action, loss, cost, expense, suits, debts, dues, sums of money, accounts, reckoning, bonds, bills, specialties, covenants, Contracts, controversies, promises, variances, trespasses, Liabilities, damages, Orders, extents, executions, and other Claims whatsoever in law or in equity, and whether under domestic or foreign law or Proceeding, which Buyer and/or any of such other Persons ever had, now have or hereafter can, shall or may have against any of such released parties for, upon, or by reason of, any matter, cause or thing whatsoever, direct or indirect, absolute or contingent, arising from, or relating to, any act, obligation (contractual or otherwise), or omission of any of such released parties occurring on or before the Effective Date; excluding, however, the indirect benefits received by Buyer, if any, from Orders issued in Proceedings of Third Parties in accordance with Section 5.2(d).  Buyer, on behalf of itself and its successors and assigns, hereby waives any and all rights and benefits that Buyer and/or such other Persons now has, or in the future may have conferred upon it by virtue of any statute or common law principle which provides that a general release does not extend to claims or other obligations which an entity does not know or suspect to exist in its favor at the time of such release, which if known, would have materially affected such Person's release of another Person.

(c)

At the Closing, Buyer shall execute and deliver to Seller a representation, release and waiver similar to those set forth in Section 5.2(a) and Section 5.2(b), effective as of the Closing Date, excluding, however, any Claim resulting from any failure of Seller to perform its obligation under, and subject to, the terms and conditions of the Transaction Documents.

(d)

This Section 5.2 shall not affect any benefits received by Buyer as a result of any Order of general application (including rate adjustments, refunds or credits) issued in connection with Proceedings against Seller by Third Parties pending as of the Effective Date.  Buyer and/or its Affiliates may intervene and/or take other action to become a party in such Proceeding by a Third Party solely for purposes of monitoring such Proceeding; however, Buyer and/or such Affiliate(s) shall not take any action in connection with such Proceeding (including the filing of any briefs and/or other pleadings) that reasonably could be expected to directly or indirectly have a material and adverse effect on Seller's interest and/or position in such Proceeding.  Buyer represents and warrants to Seller that to Buyer's knowledge, the pending Regulatory Proceedings set forth in Schedule 7.5(b) are the only Proceedings pending as of the Effective Date that could result in an Order of general application that could benefit Buyer.

(e)

In addition to Buyer's obligations under Article 10, Buyer agrees to indemnify Seller and all other Indemnified Persons against, and defend and hold each of them harmless from any and all Claims, Orders and/or Proceedings resulting from actions of, and/or related to, and Liabilities whatsoever to, Guarantor, any Member, any Affiliate of a Member and/or their respective successors and assigns, suffered or incurred by any of such Indemnified Persons arising out of, and/or related to, any electric transmission, interconnection and/or wholesale electric distribution services directly and/or indirectly provided by Seller to, and/or for the benefit of (including through Buyer and/or CMEEC), Guarantor, any Member, any Affiliate of a Member and/or their respective successors and assigns occurring on or before the Effective Date; excluding, however, any indirect Liability of any Indemnified Person to Guarantor, any Member,

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any Affiliate of a Member and/or their respective successors and assigns, if any, from Orders issued in Proceedings of Third Parties in accordance with Section 5.2(d).  The provisions of Section 10.3 through Section 10.7, inclusive shall apply pari passu to the foregoing indemnification, except that Buyer shall not be entitled to assume the defense thereof pursuant to Section 10.4 or otherwise because such indemnification obligation does not relate to a Third Party Claim.  Accordingly, each Indemnified Person may defend an indemnified Claim and/or other indemnified Liability in such manner as it may deem appropriate, and Buyer shall bear all of the costs and expenses, including attorneys' fees, incurred by each Indemnified Person in connection with such defense, all of which shall be paid from time to time within thirty (30) days after Buyer receives a written request from any Indemnified Person for reimbursement (including reasonably detailed documentation in support of any such request).

(f)

The provisions of this Section 5.2 shall survive termination of this Agreement, including if the Parties do not consummate the Transaction for whatever reason; provided that the release set forth in Section 5.2(b) and the indemnification set forth in Section 5.2(e) shall be null and void if Buyer has terminated this Agreement in accordance with Section 9.2.

ARTICLE 6.

TERMS OF CONVEYANCE

6.1

Title; Liens.  Seller represents and warrants to Buyer that as of the Closing Date, (a) Seller has good and valid title to the Transmission Facilities; and (b) the Transmission Facilities are free and clear of any liens, mortgages or other encumbrances; excluding, however, any encumbrance associated with, and/or resulting from (i) a Permit applicable to the Purchased Assets; (ii) the inherent nature of the Purchased Assets, including restrictions applicable to the Transmission Facilities as a component of the regional electric transmission grid; (iii) the rights of the counterparties under the NEON Agreements, the Master Agreements and/or the Transferable Contracts; and/or (iv) the Retained Interests.  Notwithstanding anything to the contrary in the foregoing, Seller shall not be in breach of the foregoing representation and warranty if and to the extent that the costs incurred by Buyer in discharging any lien, mortgage or other encumbrance can be recovered by Buyer through rates.  Seller, at its sole cost and expense, will perform all such acts, file all such documents, and cause to be done all such other things as Buyer may reasonably request from time to time in connection with the discharge of any such lien, mortgage or other encumbrance and otherwise reasonably cooperate with Buyer in such regard.

6.2

"As Is, Where is" Transaction.  Except as set forth in Section 6.1, THE PURCHASED ASSETS ARE SOLD "AS IS, WHERE IS," AND SELLER EXPRESSLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, AS TO THE PURCHASED ASSETS, INCLUDING ANY LIABILITIES ASSOCIATED WITH THE PURCHASED ASSETS, OPERATIONAL FUNCTIONALITY OF THE PURCHASED ASSETS, THE VALIDITY OR ENFORCEABILITY OF THE CONTRACTS AND/OR PERMITS RELATED TO THE PURCHASED ASSETS, WHETHER OR NOT THE ASSIGNMENT (FULL OR PARTIAL) OF, OR OTHER ARRANGEMENTS CONCERNING ANY OF SUCH CONTRACTS OR PERMITS CAN BE MADE, THE CONDITION, VALUE OR QUALITY OF THE PURCHASED ASSETS, OR THE PROSPECTS (FINANCIAL AND OTHERWISE), RISKS AND OTHER INCIDENTS OF OWNERSHIP OF THE

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PURCHASED ASSETS (INCLUDING BUYER'S ABILITY TO RECOVER THE COSTS ASSOCIATED WITH THE PURCHASED ASSETS THROUGH THE REGIONAL ELECTRIC TRANSMISSION SYSTEM OR OTHERWISE).  SELLER SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, USAGE, OR SUITABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO THE PURCHASED ASSETS, OR ANY PART THEREOF, OR AS TO THE WORKMANSHIP THEREOF, OR THE ABSENCE OF ANY DEFECTS OMISSIONS AND/OR OTHER DEFICIENCIES THEREIN, WHETHER LATENT OR PATENT, OR COMPLIANCE WITH ENVIRONMENTAL LAW, OR AS TO THE CONDITION OF THE PURCHASED ASSETS, OR ANY PART THEREOF, INCLUDING WHETHER SELLER POSSESSES SUFFICIENT REAL PROPERTY OR PERSONAL PROPERTY RIGHTS TO OPERATE THE PURCHASED ASSETS.  SELLER FURTHER SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY REGARDING THE ABSENCE OF HAZARDOUS MATERIALS OR LIABILITY OR POTENTIAL LIABILITY ARISING UNDER ANY ENVIRONMENTAL LAW.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY OF ANY KIND REGARDING THE SUITABILITY OF THE PURCHASED ASSETS FOR OPERATION AS A PORTION OF THE M/N PROJECT OR THE VALIDITY OR ENFORCEABILITY OF THE CONTRACT RIGHTS RELATED TO THE PURCHASED ASSETS ASSIGNED BY SELLER TO BUYER, OR WHETHER OR NOT ANY OF THE CONTRACTS OR PERMITS CAN BE TRANSFERRED TO BUYER AND WHETHER SELLER HAS THE RIGHTS TO TRANSFER OR TO MAKE OTHER ARRANGEMENTS CONCERNING ALL OR ANY PORTION OF SUCH RIGHTS TO BUYER.  NO MATERIAL OR INFORMATION PROVIDED BY OR COMMUNICATION (ORAL, WRITTEN OR ELECTRONIC) MADE BY SELLER, AND NO ORAL, WRITTEN OR ELECTRONIC RESPONSE TO ANY INFORMATION REQUEST PROVIDED BY SELLER TO BUYER, WILL CAUSE OR CREATE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE CONDITION, VALUE OR QUALITY OF THE PURCHASED ASSETS THAT IS NOT SET FORTH IN THIS AGREEMENT.  The provisions of this Section 6.2 shall survive termination of this Agreement after the Closing.

6.3

Buyer Acknowledgement.  BUYER ACKNOWLEDGES AND AGREES THAT THE PURCHASED ASSETS ARE BEING ACQUIRED "AS IS, WHERE IS" AS OF THE CLOSING DATE, AND IN THEIR CONDITION AS OF THE CLOSING DATE, AND THAT PRIOR TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSUMMATION OF THE CLOSING, BUYER HAS CONDUCTED TO ITS SATISFACTION ALL NECESSARY AND SUFFICIENT EXAMINATION OF THE PURCHASED ASSETS AND ASSUMED LIABILITIES, AND THAT BUYER IS RELYING ON ITS OWN EXAMINATION OF THE PURCHASED ASSETS AND ASSUMED LIABILITIES, AND IS NOT RELYING ON ANY REPRESENTATION OR WARRANTY MADE BY SELLER OTHER THAN AS EXPRESSLY PROVIDED IN THIS AGREEMENT.  BUYER FURTHER ACKNOWLEDGES AND AGREES THAT THE REPRESENTATIONS AND WARRANTIES OF SELLER REGARDING THE PURCHASED ASSETS AND ASSUMED LIABILITIES SET FORTH IN THIS AGREEMENT (OTHER THAN THOSE SET FORTH IN SECTION 6.1) SHALL

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TERMINATE AS OF THE CLOSING DATE, AND THAT FOLLOWING THE CLOSING DATE, BUYER SHALL HAVE NO RECOURSE AGAINST SELLER OR ANY OF ITS AFFILIATES WITH RESPECT TO ANY BREACH OF SUCH REPRESENTATIONS AND WARRANTIES AND/OR OTHERWISE WITH RESPECT TO THE PURCHASED ASSETS AND ASSUMED LIABILITIES.  The provisions of this Section 6.3 shall survive termination of this Agreement after the Closing.

6.4.

Risk of Loss.  All risk of loss or damage suffered by the property included in the Purchased Assets before the Closing shall be, as between Buyer and Seller, borne by Seller.  If during such period, any of the Purchased Assets are damaged by weather, fire and/or other casualty, and Seller has not completed the repair of such damage before the Closing Date, then Seller shall notify Buyer of such occurrence and provide Buyer access to the Purchased Assets and such information as Buyer may reasonably request relating to the pending repairs.  Buyer shall have the right to elect, exercisable by notice to Seller within fifteen (15) days immediately following Buyer's receipt of Seller's notice, either to: (a) proceed with the consummation of the Transaction at Closing, without a reduction and/or other adjustment in the Purchase Price of whatever nature due to such damage, in which case Seller shall complete such repairs for Buyer's account as a Capital Improvement under the O&M Agreement; or (b) terminate this Agreement and the other Transaction Documents without Liability to either Party (other than for the obligations hereunder that survive termination).  If Buyer fails to make the election within such fifteen (15) day period, Buyer will be deemed to have made the election to proceed with the Closing.  Buyer shall not be entitled, under any circumstances, to receive, and hereby disclaims and otherwise irrevocably waives any interest in, any and all insurance and/or other proceeds that Seller receives, or to which Seller becomes entitled by virtue of such casualty (including the right to recover through rates the costs and expenses incurred by Seller in connection with such casualty before the Closing).  If the fifteen (15) day period referenced above extends beyond the Closing Date, such period shall not extend, and shall be deemed to expire on, the Closing Date.  The provisions of this Section 6.4 shall survive termination of this Agreement after the Closing.

6.5

Regulatory Treatment.

(a)

Regional/Local.  Notwithstanding anything to the contrary in this Agreement and/or any agreements executed and delivered in connection herewith, following the transfer of the Purchased Assets, Seller will have no exposure with respect to the regulatory treatment of, or recovery on, such Purchased Assets (including the consequences of a Governmental Authority determination that a portion of the cost of such Purchased Assets should be localized), including the effect, if any, of the disposition of any of the pending Regulatory Proceedings identified on Schedule 7.5(b).  Without limiting the generality of the foregoing, Buyer shall not assert or otherwise claim that the Transaction is conditioned in any manner on any of the costs associated with the Transmission Facilities being fully recoverable from regional customers under ISO-NE's regional rates; provided, however, that nothing in this Section 6.5 shall require Buyer to accept any of Buyer's Regulatory Approvals that are not acceptable to Buyer in accordance with Section 8.1(c).  Buyer shall assume the obligation to recover costs associated with the Transmission Facilities from the appropriate customers should ISO-NE determine that some or all costs associated with the Transmission Facilities are not recoverable from regional customers.  The provisions of this Section 6.5(a) shall survive until the termination of this Agreement after the

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Closing pursuant to Section 7.7(d).

(b)

Disallowance.  After the Closing, Buyer shall share, in accordance with this Section 6.5(b), the risk of any regulatorily disallowed cost associated with the M/N Project, including the effect, if any, of the disposition of any of the pending Regulatory Proceedings identified on Schedule 7.5(b).  To the extent that any such disallowance solely relates to the Transmission Facilities, Buyer shall solely and fully bear the entire amount of such disallowance.  To the extent that any such disallowance relates to the M/N Project and cannot be reasonably and solely attributed to any particular asset(s) (whether the Transmission Facilities or CL&P Facilities), Buyer shall bear such disallowance on a pro rata basis (pro-rated in proportion to the adjusted gross plant value of the Transmission Facilities relative to the adjusted gross plant value of all transmission facilities in the M/N Project).  In the event of any such pro rata allocation of a disallowance, Seller shall furnish Buyer with a calculation of Buyer's pro rata allocation so that Buyer can effect such disallowance in Buyer's applicable rate or tariff.  Buyer may dispute such calculation within thirty (30) days after Buyer's receipt of such calculation, in which case the Parties will negotiate in good faith to reconcile any differences with respect to such calculation.  If the Parties cannot reconcile such differences within thirty (30) days after Buyer notifies Seller of such dispute, the Parties shall submit the dispute to the Independent Accounting Firm for resolution, the cost of which shall be shared equally by the Parties.  The resolution of the Independent Accounting Firm shall be final, binding and conclusive on the Parties.  The provisions of this Section 6.5(b) shall survive until the termination of this Agreement after the Closing pursuant to Section 7.7(d).

6.6

Ownership Obligations.

(a)

Assumption of Responsibility.  Immediately upon the transfer by Seller to Buyer of the Purchased Assets, Buyer shall assume full responsibility for all rights and obligations associated with and/or arising out of the Purchased Assets, including any environmental matters, without recourse to Seller and/or its Affiliates for any matters whatsoever.  The foregoing shall not affect the obligations of Seller under the O&M Agreement or the Step-In Agreement, as applicable.

(b)

Charges.  Following transfer of the Purchased Assets, without limiting all obligations inherent in the ownership, operation and maintenance of the Purchased Assets, Buyer shall bear all costs (including ISO-NE and CONVEX charges), obligations and risks associated with the Purchased Assets (including future capital improvements, insurance coverage and risk of loss).  The foregoing shall not affect the obligations of Seller under the O&M Agreement or the Step-In Agreement, as applicable.

(c)

Regional Grid.  The Purchased Assets shall be used for the transmission of electricity.  While Buyer will have ownership of the Purchased Assets, the Purchased Assets will be considered part of Seller's transmission system for operational purposes.  At the Closing, Buyer shall be a member of CONVEX and a Participating Transmission Owner in good standing under the TOA and otherwise with ISO-NE, and thereafter, Buyer shall maintain such membership and good standing.

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(d)

Facilities Upgrade.  To the extent that a Planning Authority mandates, requires, approves and/or otherwise authorizes any upgrade and/or other capital improvement with respect to the Transmission Facilities, including as a result of any request from a transmission owner (including Seller) or generator, and Buyer is obligated as a transmission owner to make such capital improvement, Buyer shall be solely responsible for full and timely compliance with such requirements, including any and all costs associated therewith; provided that for any upgrade and/or other capital improvement that does not require approval of a Planning Authority, Buyer shall upgrade, at Buyer's sole cost, the Transmission Facilities in the same manner and at the same time that Seller upgrades the CL&P Facilities that are interconnected with the Transmission Facilities.  During the term of the O&M Agreement, Seller shall effect, arrange for, and manage any such upgrade of the Capital Improvements as defined in, in accordance with, and subject to, the provisions of the O&M Agreement.

(e)

Good Utility Practices.  During any period when the O&M Agreement is not in full force and effect for whatever reason, including due to its suspension (in whole or in part), expiration, or termination, Buyer shall maintain the Transmission Facilities in compliance with Good Utility Practices and otherwise in a manner that does not adversely affect any CL&P Facilities that interconnect with any of the Transmission Facilities.  The Step-In Agreement shall apply if Buyer fails to do so.  The provisions of this Section 6.6(e) shall survive until the termination of this Agreement after the Closing pursuant to Section 7.7(d).

(f)

Compliance with CEII and CIP.  In addition to the obligations set forth in Section 14.7, to the extent that Buyer obtains any CEII in its exercise of its rights under the Transaction Documents, Buyer shall keep confidential any and all CEII whether or not solely applicable to the Transmission Facilities; provided that if Buyer is required by Law to disclose any CEII, Buyer shall make such disclosure in accordance with the requirements of Section 14.7 as though CEII had been designated confidential information by Seller.  To the extent any Transmission Facilities involve critical assets and critical cyber assets, Buyer shall be bound by and comply with the applicable provisions of the NERC Critical Infrastructure Protection ("CIP") standards.  In addition, upon request by Seller, Buyer shall execute an agreement confirming full compliance with the foregoing obligations.  Buyer shall not be responsible for Seller's compliance with the provisions of the NERC CIP applicable to Seller's access to CEII.  The provisions of this Section 6.6(f) shall survive termination of this Agreement.

6.7

Relationship of Parties.  Nothing in this Agreement or the other Transaction Documents creates or is intended to create an association, trust, partnership, joint venture or other entity or similar legal relationship between the Parties, or impose a trust, partnership or fiduciary duty, or similar obligation or liability on or with respect to either Party.  Except for the powers of attorney granted by Buyer to Seller under the Transaction Documents, neither Party shall be deemed to be a representative, an agent or an employee of the other Party, or have any right or authority to take action that may bind the other Party, without the prior written consent of the other Party, which consent may be granted or withheld in such other Party's sole and absolute discretion.

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6.8

Claims Management.

(a)

Pending Proceedings.  Seller represents and warrants to Buyer that as of the Effective Date, except for the Pending Proceedings and the Regulatory Proceedings referenced in Schedule 7.5(b), to Seller's Knowledge, there is no material Proceeding pending or threatened in writing by a Third Party as of the Effective Date that seeks monetary damages with respect to the installation, ownership and/or use of the Transmission Facilities.  If the foregoing representation is materially false or misleading, Buyer's sole recourse and remedy with respect to such misrepresentation shall be:

(i)

for any Claim of misrepresentation discovered or asserted before the Closing Date, the termination of this Agreement, in which event, the Parties shall be released from any and all obligations under this Agreement and the other Transaction Documents, except for the obligations hereunder that survive termination; or

(ii)

for any Claim of misrepresentation discovered after the Closing Date and determined to have occurred through an appropriate Proceeding, the reimbursement of that portion of any Liability incurred by Buyer as a result of such misrepresentation that Buyer, despite the use of Buyer's best efforts, cannot recover through rates.

(b)

Intervening Claims.  Seller shall notify Buyer of any material Claim and/or Proceeding asserted by a Third Party relating to the Purchased Assets and asserted between the Effective Date and the Closing Date (each an "Intervening Claim").  Buyer shall have the right to elect, exercisable by notice to Seller within fifteen (15) days immediately following Buyer's receipt of Seller's notice, either to: (i) proceed with the consummation of the Transaction at Closing, without a reduction and/or other adjustment in the Purchase Price of whatever nature due to such Intervening Claim, in which case such Intervening Claim shall be a Managed Claim after the Closing; or (ii) terminate this Agreement and the other Transaction Documents without Liability to either Party (other than for the obligations hereunder that survive termination).  If Buyer fails to make the election within such fifteen (15) day period, Buyer will be deemed to have made the election to proceed with the Closing.  If the fifteen (15) day period referenced above extends beyond the Closing Date, such period shall not extend, and shall be deemed to expire on, the Closing Date.

(c)

Managed Claims.  After the Closing, Seller shall exclusively manage and control all Managed Claims (whether before or after the Closing); provided that:

(i)

Seller shall be entitled, by notice given to Buyer within thirty (30) days after Seller receives written notice of a Managed Claim, to elect not to so manage and control such Managed Claim, in which case such Claim or Proceeding shall be a Non-Managed Claim; and/or

(ii)

if a Third Party has asserted a Managed Claim against Buyer, but has not asserted such Managed Claim against Seller and/or any of its Affiliates, then Seller shall be entitled, by notice given to Buyer within thirty (30) days after Seller receives written notice of such Managed Claim, to elect not to so manage and control such Managed

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Claim, in which case such Claim or Proceeding shall be a Non-Managed Claim; provided further that if such Third Party subsequently asserts such Claim against, and/or prosecutes a Proceeding involving, Seller and/or any of its Affiliates, then Seller shall be entitled to assume the exclusive management and control of such Claim or Proceeding as a Managed Claim effective upon Seller's notice of such election given to Buyer.  If any Non-Managed Claim becomes a Managed Claim pursuant to this Section 6.8(c), Buyer, at Buyer's sole cost and expense, will perform all such acts, file all such documents, and cause to be performed all such other things as Seller may reasonably request from time to time in connection with the transition of the management and control of such Non-Managed Claim (becoming a Managed Claim) to Seller (including counsel selected by Seller).

(d)

Management Standard.  The Parties acknowledge the benefits associated with the consistency in the management and control of Managed Claims, and this Section 6.8 reflects the desire of Buyer to align its interests with those of Seller in Managed Claims, recognizing that the relative implications of the disposition of Managed Claims will likely have similar effects on the Purchased Assets, CL&P Facilities and/or CL&P Property.  Buyer acknowledges that since the disposition of any Managed Claims will directly and/or indirectly impact CL&P Facilities and/or CL&P Property, Buyer shall have no recourse whatsoever against Seller with respect to the disposition of any Managed Claims, and Buyer fully accepts and will bear the effects of any Order and/or settlement resulting from any Managed Claims and/or other result in such matter, including the obligation to make any payments due to any Third Party.  Buyer hereby irrevocably (i) waives any and all claims of whatever nature against Seller, counsel selected by Seller, and Seller's Affiliates arising out of, and/or related to, each Managed Claim, including any act and/or omission by Seller, counsel selected by Seller, and any of Seller's Affiliates (whether before or after the Closing Date) that could have and/or has prejudiced, influenced and/or otherwise affected Buyer's Liability with respect to a Managed Claim; and (ii) releases and discharges Seller, counsel selected by Seller, and Seller's Affiliates from any Liabilities regarding a Managed Claim.  The Parties intend that the foregoing waiver and release shall be construed broadly to prohibit any recovery of whatever nature by Buyer against Seller, counsel selected by Seller, and Seller's Affiliates for any Liabilities associated with, and/or relating to, each Managed Claim.  If requested by Buyer for any Managed Claim that Buyer has not exercised its right of separate counsel pursuant to Section 6.8(k)(i), Seller shall provide Buyer with a report regarding the Managed Claim(s), in such form and content as Seller may reasonably determine based on the circumstances, on a quarterly basis.

(e)

Buyer Support.  Buyer, at Buyer's sole cost and expense, will perform all such acts, file all such documents, and cause to be done all such other things as Seller may reasonably request from time to time in connection with each Managed Claim and otherwise support and cooperate with Seller in such regard.  Buyer hereby appoints Seller (and its agents) as the exclusive attorney-in-fact of Buyer for the purpose of taking any action and executing any instrument that Seller may deem necessary or advisable in connection with each Managed Claim (including any pleadings in connection with Proceedings relating to the same).  Buyer understands and agrees that the power of attorney granted to Seller for such purpose is coupled with an interest and is irrevocable, and Buyer hereby ratifies all actions taken by Seller (and its agents) as Buyer's attorney-in-fact by virtue hereof.  If any Managed Claim also involves any

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Affiliate(s) of Buyer and/or any of Buyer's Representatives, Buyer shall cause such Affiliate(s) and/or Buyer's Representative(s) to enter into an arrangement with Seller for Seller's exclusive control and management of such Managed Claim on behalf of such Person on terms and conditions substantially identical to those contained in this Section 6.8.

(f)

Liability for Managed Claims.

(i)

Except as otherwise provided by the allocation rules in Section 6.8(g) of this Agreement, Buyer shall fully and solely bear and pay all costs, expenses and other Liabilities arising out of, and/or related to each Managed Claim (including the costs of experts and attorneys' fees incurred by Seller in the defense and management thereof and the full amount of any Order and/or settlement resulting from such Managed Claim).  Without limiting the generality of the foregoing, although Buyer has indemnified Seller for Managed Claims pursuant to Article 10 of this Agreement and/or applicable indemnification provisions of other Transaction Documents, the provisions of Section 10.3 and Section 10.4 (and any similar provisions of other applicable Transaction Documents) regarding indemnification notices and indemnification procedure shall not apply to Managed Claims.  Instead, the provisions of this Section 6.8 shall govern the management and administration of Managed Claims.  Except for such management and administration, nothing in this Section 6.8 shall affect in any manner whatsoever the obligations and other Liabilities of Buyer with respect to the indemnification of Seller and/or Seller's Affiliates for Managed Claims under any of the Transaction Documents, including Buyer's obligations to Indemnified Persons under Article 10 of this Agreement.

(ii)

To the extent that any Claim and/or Proceeding includes one or more Managed Claims and certain Non-Managed Claim(s), such Claim and/or Proceeding shall be deemed and shall constitute a Managed Claim for all purposes hereunder and the Transaction Documents, including Section 6.8(f)(i) regarding the defense and management of such Claim and/or Proceeding at Buyer's sole cost and expense and Buyer's full indemnification of Seller with respect to such Claim and/or Proceeding.  Without limiting the generality of the foregoing, each Pending Proceeding and, unless otherwise mutually agreed before the Closing, each Intervening Claim (if any) shall be deemed to be and shall constitute a Managed Claim in full notwithstanding the inclusion of Claims therein that might not otherwise satisfy the definition of a Managed Claim.

(iii)

If any Claim and/or Proceeding includes one or more Managed Claims and any Claim for which Seller is not entitled to indemnification by Buyer under the Transaction Documents but for this Section 6.8(f)(iii), then such Claim and/or Proceeding shall be deemed to be and shall constitute a Managed Claim for all purposes hereunder and the Transaction Documents, including Section 6.8(f)(i) regarding the defense and management of such Claim and/or Proceeding at Buyer's sole cost and Buyer's full indemnification of Seller with respect to such Claim and/or Proceeding; provided that if Seller has installed new CL&P Facilities after the Effective Date on CL&P Property subject to the License Agreement, and such new CL&P Facilities are the basis for such Claim and/or Proceeding, then Seller shall share fifty percent (50%) of:

(1)

the costs and expenses incurred by Seller in the defense and management of such

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Managed Claim that Buyer otherwise would have paid in full pursuant to Section 6.8(f)(i); and

(2)

the Liability suffered and/or incurred by, and/or imposed on, the Parties as a result of such Managed Claim.

The foregoing cost and Liability allocation shall not affect in any manner whatsoever the remaining provisions of the Transaction Documents applicable to such Managed Claim, including this Section 6.8.  For purposes of this Section 6.8(f)(iii), any modification, addition and/or other upgrade to CL&P Facilities existing as of the Effective Date shall not constitute the installation of new CL&P Facilities as long as the nominal rated voltage of such CL&P Facilities has not increased by more than ten percent (10%) (as measured against the nominal rated voltage as of the Effective Date).

(g)

Related Claim Management.  Seller shall have the right, but not the obligation, to manage and otherwise administer Managed Claims with other Claims against (or being managed by) Seller that involve reasonably similar allegations and/or claims for relief and/or otherwise are reasonably related (as determined in Seller's reasonable discretion), irrespective of whether such Claims have been consolidated in one or more Proceedings.  In such event, to the extent that any costs, expenses and other Liabilities solely relate to the applicable Managed Claim, Buyer shall fully and solely bear and pay all such costs, expenses and other Liabilities arising out of, and/or related to such Managed Claim (including the costs of experts and attorneys' fees incurred by Seller in the management thereof and the full amount of any Order and/or settlement resulting from such Managed Claim).  To the extent that any costs, expenses and other Liabilities cannot be reasonably and solely attributed to any particular Claim (whether the applicable Managed Claim or the related Claim(s)), Buyer shall bear and pay a pro rata share of such costs, expenses and other Liabilities based on the number of properties involved in the Managed Claim(s) (irrespective of the number of claimants) relative to the total number of properties involved in the Managed Claim(s) and Claims being managed with such Managed Claim(s) or such other allocation methodology agreed upon in writing by the Parties that equitably allocates such costs, expenses and other Liabilities.  In the case of Claims subject to the allocation rules of this Section 6.8(g) that also include Third Parties as defendants, and one or more of such Third Parties have agreed to share costs, expenses and/or other Liabilities for such Claims with the Parties, then the Parties will negotiate in good faith to establish an allocation methodology that equitably allocates costs, expenses and other Liabilities pertaining to such Claim in a manner that accounts for such Third Party participation; provided that the allocation rules of this Section 6.8(g) shall apply unless and until the Parties have reached such alternate allocation agreement and/or to the extent that such alternate arrangement fails to address all costs, expenses and other Liabilities.  Without limiting the generality of the foregoing, Seller shall manage the Pending Proceeding of John Verna with other Claims filed by the Law Offices of Benson Snaider with respect to other segments of the M/N Project, and in accordance with the allocation methodology in this Section 6.8(g), the Parties have agreed that Buyer shall pay fourteen percent (14%) of all costs, expenses and other Liabilities that do not solely relate to such Pending Proceeding, based on a total of seven (7) properties involved in such Claims filed by the Law Offices of Benson Snaider as of the Effective Date.  Such allocation shall be subject to adjustment pursuant to this Section 6.8(g) if, after the Effective Date, there are any Managed Claims and/or other Claims (including those commenced by the Law Offices of Benson Snaider) that Seller has decided to

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manage with such Pending Proceeding pursuant to this Section 6.8(g).

(h)

Payment.  To the extent that Buyer is not directly billed for costs, expenses and other Liabilities associated with Managed Claims (and/or if Seller pays such direct bills after Buyer's failure to timely pay the same), Buyer shall pay the full amount invoiced by Seller for reimbursement of such costs, expenses and other Liabilities within thirty (30) days after the date of the invoice.  Payment shall be made by wire transfer to an account from time to time designated by Seller, or by other mutually agreeable method(s).  In the event of any dispute regarding costs, expenses and other Liabilities with respect to a Managed Claim, Buyer shall be fully and solely responsible for and pay all costs, expenses and other Liabilities associated with such Managed Claim as determined by Seller in good faith pending the resolution of such dispute in accordance with Article 12.

(i)

Joint Defense Agreement.  For each Managed Claim, the Parties shall enter into a joint defense agreement in the form of Schedule 6.8(i) with appropriate conforming changes, or a similar agreement mutually acceptable to the Parties.  At the Closing, the Parties shall enter into a joint defense agreement(s) for each of the Pending Proceedings and each Intervening Claim based on such Schedule 6.8(i).  If Seller has not been named in a Managed Claim, Buyer shall not seek to bring and/or otherwise involve Seller and/or any of its Affiliates into or in such Managed Claim unless Seller authorizes Buyer to do so, and Buyer shall support and cooperate with Seller if Seller takes action to join such Managed Claim as a direct, named and/or otherwise active participant.

(j)

Waiver of Conflict.  Seller, in its sole and absolute discretion, shall select counsel for the defense of each Managed Claim, including the right to supplement, replace and/or otherwise change counsel from time to time.  Buyer, on behalf of itself, its Affiliates, Buyer's Representative and their respective successors and assigns, hereby irrevocably and fully waives any conflict of interest of whatever nature arising out of, and/or related to, counsel selected and/or retained by Seller representing Buyer and/or its interest in any Managed Claim.  If requested by Seller and/or counsel for any Managed Claim, Buyer shall execute and deliver further waivers of conflict and such additional documentation as may be requested to evidence that Buyer has no objection, on an ethical basis or otherwise, to Seller's counsel representing the interests of both Parties and/or such counsel representing Seller in other Claims and/or Proceedings (including any Claim and/or Proceedings in which Buyer and Seller are adverse).  Notwithstanding anything to the contrary in this Section 6.8, if the counsel selected by Seller advises that, due to actual or potential conflicts and/or other reasons, separate counsel should represent Buyer, Seller, in its sole and absolute discretion, shall select separate counsel for Buyer; Seller shall continue to manage and control any Managed Claim; and the costs and expenses associated with such separate counsel shall be fully and solely borne and paid by Buyer.

(k)

Buyer Reservations.  Notwithstanding anything to the contrary in this Section 6.8:

(i)

Buyer shall be entitled to participate in (but not control) the defense of each Managed Claim through Buyer's counsel and at Buyer's sole cost and expense; provided that without the prior written consent of Seller, which may be granted or withheld in

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Seller's sole and absolute discretion, Buyer's counsel shall not file an appearance in any Proceeding and/or otherwise take any action inconsistent with Seller's exclusive management and control of such Managed Claim.  To the extent that Buyer desires to exercise such reserved right, the Parties shall reasonably cooperate and coordinate to ensure that Buyer's participation supports Seller's efforts;

(ii)

If Seller does not timely assume the defense of any Managed Claim, and as a result thereof, Buyer's interests in such Managed Claim could reasonably be expected to be prejudiced, Buyer may defend such Claim in such manner as it may deem appropriate pending such assumption by Seller; provided that Buyer shall not (1) make any admission in connection with such defense; and/or (2) consent to any settlement, entry of Order or other disposition, in any or all instances without the prior written consent of Seller.  All of the costs and expenses, including attorneys' fees, incurred by Buyer in connection with such temporary defense shall be fully and solely borne and paid by Buyer.  Buyer shall reasonably cooperate with Seller in connection with the transition of such defense to Seller (including counsel selected by Seller); and

(iii)

Seller shall have no obligation whatsoever regarding, and the provisions of this Section 6.8 shall not apply to, any Non-Managed Claim that has not been deemed to be a Managed Claim.  Buyer reserves the right, and shall have the obligation, to defend any such Non-Managed Claim pursuant to Article 10.  In the event of any dispute regarding whether a particular Claim or Proceeding constitutes a Managed Claim, such Claim or Proceeding shall be deemed to be a Managed Claim pending the resolution of such dispute in accordance with Article 12.

(l)

Notice.  Each Party shall give the other party notice of any Claim or Proceeding that could reasonably be expected to be a Managed Claim, including reasonable detail about the facts and circumstances thereof, and a complete copy of all legal process and communications relating thereto.  Such notice shall be given as soon as reasonably practical following the time that such Party realizes such potential status.

(m)

Public Relations.  Seller's management and control of Managed Claims includes all aspects of public relations associated with each Managed Claim.  To the extent that Buyer receives any inquiry from, and/or intends to make any statement to, any Person (other than Seller) regarding any Managed Claim, Buyer (i) shall submit to Seller Buyer's response, statement and/or other communication in advance of Buyer's release of the same; (ii) shall refrain from taking any action with respect thereto pending Seller's prior written approval to do the same; and (iii) if Seller consents to the release of such response, statement and/or other communication with certain conditions, shall fully comply with such conditions.  In the absence of specific direction from Seller, Buyer shall direct to Seller all inquiries and other matters concerning each Managed Claim.

(n)

Non-Managed Claims.  Nothing in this Section 6.8 shall affect in any manner whatsoever the obligations and other Liabilities of Buyer with respect to the indemnification of Seller and/or its Affiliates under any of the Transaction Documents for Non-Managed Claims, including Buyer's obligations to Indemnified Persons under Article 10 of this Agreement.

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(o)

Regulatory Proceedings.  Notwithstanding anything to the contrary in this Section 6.8, any Regulatory Proceeding managed and controlled by Seller pursuant to Section 7.5 shall not constitute a Managed Claim, and the provisions of this Section 6.8 shall not apply to such Regulatory Proceeding.

(p)

Survival.  The provisions of this Section 6.8 shall apply to any Managed Claim that arises out of and/or relates to events, facts and/or circumstances occurring, in whole or in part, before the expiration or earlier termination of this Agreement and/or any of the other Transaction Documents, irrespective of the date of the assertion of such Managed Claim.  The applicable provisions of this Agreement and any other Transaction Document shall remain in effect after the expiration or termination of this Agreement and the other Transaction Documents to the extent necessary to provide for the management and control of such Managed Claim(s) pursuant to this Section 6.8.

ARTICLE 7.

COVENANTS

7.1

Public Announcement.  Except for disclosures:

(a)

to a Party's Affiliates and its own and/or its Affiliates' employees, agents, representatives and consultants who have agreed to be bound by the provisions of Section 14.7;

(b)

ordered or required by any court having jurisdiction or other Governmental Authority having the legal right to order or require disclosure or any Law of any Governmental Authority (which disclosure shall be subject to the applicable provisions of Section 14.7);

(c)

to other M/N Project participants to whom such disclosures are reasonably deemed by Seller to be necessary or advisable;

(d)

required to comply with Law, including in connection with the Buyer's Regulatory Approvals and Seller's Regulatory Approvals, subject to the applicable provisions of Section 14.7; and/or

(e)

necessary and reasonably appropriate in connection with disclosures required to effect the financing by Buyer of the Purchased Assets or the refinancing thereof, including the securing of credit ratings with respect to any such financing neither Party shall issue or permit any of its officers, directors, employees, agents, advisors and/or representatives to issue any press release or other information to the press or, consistent with Section 14.7 hereof, to any Third Party with respect to this Agreement, any Additional Agreement or the matters expressed herein or therein without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed.

7.2

Further Assurances; Records.

(a)

Pre-Closing.  Subject to the terms and conditions of this Agreement, each of the

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Parties shall use Commercially Reasonable Efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under Law to consummate and make effective the purchase and sale of the Purchased Assets pursuant to this Agreement and the assumption of the Assumed Liabilities, including using Commercially Reasonable Efforts to ensure satisfaction of the conditions precedent to each Party's obligations hereunder, including obtaining all necessary consents, approvals and authorizations of, and making all required notices or filings with, Third Parties required to be obtained or made in order to consummate the Transaction.  No Party shall, without prior written consent of the other Party, take or fail to take any action which might reasonably be expected to prevent or materially impede, interfere with or delay the Transaction.  Notwithstanding anything to the contrary in the foregoing or elsewhere, Seller shall have no obligation to assist, support and/or otherwise take any action to advance Buyer's purchase of the Transmission Facilities unless Seller expects, in good faith, that as a result of such purchase, the rates anticipated to be charged to customers of Seller and/or Seller's Affiliates after the Closing Date for the transmission of electricity will be equal to or lower than such rates if Seller had retained the Transmission Facilities (the "No Harm Principle").  Seller hereby reserves, and nothing in this Agreement or elsewhere shall prohibit, restrict, limit and/or otherwise affect, Seller's ability to take any action or position (even if adverse or contrary to Buyer and/or its Affiliates) to advocate and/or otherwise advance through any means the No Harm Principle.  Prior to the Closing, if Seller intends to take actions before FERC in furtherance of the No Harm Principle with respect to the matters that could reasonably be expected to adversely affect the consummation of the Transaction, Seller shall give Buyer prior notice of its intent to take such action, which notice shall be given no less than five (5) days before taking such action unless the deadline for taking such action is less than five (5) days, in which case such notice period shall be whatever is reasonable under the circumstances.  In such event, the Parties shall confer in good faith to determine whether Buyer will modify its position and/or otherwise take actions that will obviate the need for Seller to advance the No Harm Principle.  In any event, the Parties shall otherwise act in accordance with Section 7.3(b).

(b)

Cooperation.  The Parties will generally cooperate with each other as may be reasonably requested in connection with the consummation of the Transaction, including tax matters, and any matters after the Closing that reasonably require the participation of both Parties.  Without limiting the generality of the foregoing, before the Closing, Buyer shall have reasonable access to all of the records, books and documents related to the Purchased Assets to the extent that such access may reasonably be required in connection with the satisfaction of Buyer's conditions precedent set forth in Section 8.1 and/or filings by Buyer required to made before the Closing with respect to Buyer's inclusion of the Transmission Facilities in regional and/or local rates after the Closing.  Such access shall be afforded upon receipt of reasonable advance notice and during normal business hours; provided that Seller reserves the right to reasonably condition Buyer's access to certain records consistent with Section 7.2(d).  Buyer shall be solely responsible for any costs or expenses incurred by it in exercising such access right.

(c)

Post-Closing.  At any time and from time to time after the Closing, at the reasonable request of a Party, the other Party will execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by the other Party, to clarify, confirm and assure

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the rights and obligations provided for in this Agreement and the Additional Agreements.

(d)

Records.  For a period of three (3) years after the Closing Date, each Party shall have reasonable access to all of the records, books and documents related to the Purchased Assets of the other Party to the extent that such access may reasonably be required in connection with matters relating to or affected by the operations of Seller prior to the Closing Date or the operations of Buyer after the Closing Date (including Liabilities with respect to Taxes).  Such access shall be afforded upon receipt of reasonable advance notice and during normal business hours; provided that Seller reserves the right to reasonably condition Buyer's access to certain records to maintain system integrity or similar purposes (including the inability to practically separate electronic records relating to the Purchased Assets from records regarding other aspects of Seller's business).  The Party seeking such access shall be solely responsible for any costs or expenses incurred by it in exercising such right.  This Section 7.2(d) shall not limit or otherwise affect any of the provisions of the Additional Agreements regarding access to records, books and other documents.  The provisions of this Section 7.2(d) shall survive termination of this Agreement after the Closing.

7.3

Consents and Approvals.

(a)

Subject to compliance with the No Harm Principle, and without limiting the generality of Section 7.2(a), the Parties will cooperate with each other and use Commercially Reasonable Efforts to: (i) promptly prepare and file, on a joint basis where feasible and applicable, all necessary applications, notices, petitions, and filings, and execute all agreements and documents to the extent required by Law or Order for consummation of the transfer of the Purchased Assets to Buyer contemplated by this Agreement, including the Buyer's Regulatory Approvals and the Seller's Regulatory Approvals; (ii) obtain the consents, approvals, and authorizations of all Governmental Authorities to the extent required by Law or Order for consummation of the transfer of the Purchased Assets to Buyer contemplated by this Agreement; and (iii) obtain all consents, approvals, and authorizations of all other Persons to the extent necessary to consummate the transfer of the Purchased Assets to Buyer contemplated by this Agreement as required by the terms of any license, franchise, permit, concession or Contract to which Seller or Buyer is a party or by which either of them is bound.  Seller and Buyer each will have the right to review in advance all characterizations of the information relating to it or the transfer of the Purchased Assets to Buyer contemplated by this Agreement which appear in any filing made by the other in connection with such transfer.

(b)

Without limiting Section 7.5, before the Closing, neither Party will on an ex parte basis initiate, directly or indirectly, any communications, meetings, or other contacts with any Governmental Authority in connection with the transfer of the Purchased Assets to Buyer, or any matters relating to any declaration, filing, or registration with, notice to, or authorization, consent, or approval of any such Governmental Authority in connection with such transfer under this Agreement.  In connection with any communications, meetings, or other contacts, formal or informal, oral or written, with any Governmental Authority in connection with the consummation of the transfer of the Purchased Assets to Buyer, or any such declaration, filing, registration, notice, authorization, consent, or approval in connection therewith, each Party shall: (i) inform the other Party in advance of any such communication, meeting, or other contact

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which such Party proposes or intends to make (including the subject matter, contents, intended agenda, and other aspects of any of the foregoing); (ii) consult and cooperate with the other Party; (iii) arrange for the Seller's Representatives and the Buyer's Representatives, as applicable, to participate to the maximum extent possible in any such communications, meetings, or other contacts; (iv) notify the other Party of any oral communications with any Governmental Authority relating to any of the foregoing; and (v) provide the other Party with copies of all written communications with any Governmental Authority relating to any of the foregoing.  Notwithstanding the foregoing, nothing in this Section 7.3(b) will restrict communications or other actions by Seller with or with regard to Governmental Authorities in connection with the Purchased Assets in the ordinary course of business or communications or other actions by either Party with or with regard to Governmental Authorities in connection with such Party's operations that are not related to the Purchased Assets.

7.4

Alternate Arrangements.

(a)

Retained Interests.  Notwithstanding anything to the contrary in this Agreement and/or any other Transaction Document, the Purchased Assets shall not include any right, title, or interest in, to, or under any of assets, or any portion thereof, related to or associated with CL&P Facilities and/or other assets (including the Reserved Assets) and/or rights (including the Reserved Rights and the rights relating to Additional Installations) retained by Seller (collectively, the "Retained Interests"), and nothing herein and/or in any of the other Transaction Documents shall transfer or otherwise convey, in whole or in part, any rights beyond those required for the ownership, operation and maintenance of the Purchased Assets and their operation as electric transmission facilities interconnected with the regional transmission grid administered by ISO-NE.  All Retained Interests shall remain in full force and effect for the benefit of Seller, and shall be neither assigned to, nor assumed by, Buyer.  The provisions of this Section 7.4 shall survive until the termination of this Agreement after the Closing pursuant to Section 7.7(d).

(b)

Partially Assignable Contracts.  Since each Transferable Contract also includes Retained Interests (including warranties) (a "Shared Contract"), the applicable Transaction Documents shall constitute, subject to Section 7.4(d), a partial assignment by Seller to Buyer of such Shared Contract to the extent of rights thereunder solely related to the Transmission Facilities (each, a "Partially Assigned Contract").  Neither Party shall take any action that reasonably could be expected to materially and adversely affect the rights and/or obligations of the other Party with respect to any Partially Assigned Contract, including effecting any amendment, change or other modification of any such Partially Assigned Contract that could reasonably be expected to affect any of such actions and rights and/or obligations.  The Parties shall reasonably coordinate and cooperate in the exercise of any such actions and rights (including enforcement of warranty or guaranty obligations) and/or in responding to any counterparty Claim with respect to any Partially Assigned Contract.  To the extent that either Party desires to exercise any right, respond to any Claim and/or take any other action with respect to any Partially Assigned Contract, such Party shall provide reasonable advance notice of such proposed action to the other Party, in reasonable detail, at least ten (10) days before taking the same.  In the event that Seller determines that it is appropriate to take such action to protect the respective rights of the Parties or otherwise proceed in a joint manner, Seller shall be entitled,

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by notice given to Buyer, to exclusively manage and control all matters that directly or indirectly involve, could affect, and/or may set precedent applicable to such Partially Assigned Contract.  In such case, Buyer, at its sole cost and expense, will do all such acts, file all such documents, and cause to be done all such other things as Seller may reasonably request from time to time in connection with such Partially Assigned Contract and otherwise cooperate with Seller in such regard.  Buyer hereby appoints Seller (and its agents) as the exclusive attorney-in-fact of Buyer for the purpose of taking any action and executing any instrument that Seller may deem necessary or advisable in connection with any such Partially Assigned Contract (including any Proceedings relating to the same).  Buyer understands and agrees that the power of attorney granted to Seller for such purpose is coupled with an interest and is irrevocable, and Buyer hereby ratifies all actions taken by Seller (and its agents) as Buyer's attorney-in-fact by virtue hereof.  Buyer acknowledges that since the disposition of any matter involving such Partially Assigned Contract will apply to the Purchased Assets and the Retained Interests, Buyer shall have no recourse whatsoever against Seller with respect to the disposition of any matter relating to such Partially Assigned Contract, and Buyer fully accepts and will bear the effects of any Order and/or other result in such matter, including the obligation to pay its proportionate share of any payment due to any Third Party.  Notwithstanding anything to the contrary in the foregoing, Seller shall not be obligated to bring or file any Proceeding against any Third Party; provided that if Seller shall determine not to bring or file a Proceeding after being requested by Buyer to do so, Seller shall assign, without recourse and to the extent permitted by Law and the applicable Partially Assigned Contract, its rights in respect to the Claims on account of the Transmission Facilities with respect to such Proceeding so that Buyer may bring or file such Proceeding.

(c)

[Intentionally omitted]

(d)

Non-Assignable Contracts.  The Parties have agreed not to seek the consent or other approval of the counterparty to any Transferable Contract.  To the extent that Seller's right, title or interest in, to or under any Transferable Contract may not be assigned without the consent, approval or authorization of any Third Party, the Transaction Documents shall not constitute an agreement to assign such right, title or interest if an attempted partial assignment would constitute a breach of such Transferable Contract or violate any Law.  If any attempted partial assignment would be ineffective or would materially impair Buyer's rights and obligations under such Transferable Contract such that Buyer would not acquire and assume the benefit and burden of all such rights and obligations, then Seller shall administer such Transferable Contract for the benefit of Buyer pursuant to, and subject to the terms and conditions of, the O&M Agreement; provided that if the O&M Agreement expires or terminates before the expiration or termination of such Transferable Contract, then Seller, at its option (exercisable by notice to Buyer) and to the fullest extent permitted by Law and such Transferable Contract, shall, from and after such expiration or termination of the O&M Agreement, either (i) appoint Buyer to be Seller's agent with respect to such Transferable Contract to the extent of the Transmission Facilities, or (ii) enter into such reasonable arrangements with Buyer or take such other actions as are necessary to provide Buyer with the same or substantially similar rights and obligations under such Transferable Contract to the extent of the Transmission Facilities.  Notwithstanding anything to the contrary in the foregoing, for each Shared Contract subject to this Section 7.4(d) that survives the expiration or termination of the O&M Agreement, the Parties shall enter into an appropriate arrangement pursuant to which Buyer shall irrevocably appoint Seller as its attorney-

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in-fact, coupled with an interest, under terms and conditions substantially similar to those set forth in Section 7.4(b) for Partially Assigned Contracts for the period after such expiration or termination.

(e)

Common Permits.  Since each Transferable Permit also includes Retained Interests (a "Common Permit"), the Parties shall use Commercially Reasonable Efforts to obtain, before the Closing Date, the consent and/or other appropriate authorization from the issuing Governmental Authority to the partial assignment, without recourse to Seller, of such Common Permit to the extent applicable to the Transmission Facilities (or seek confirmation from the issuing Governmental Authority that such consent and/or other authorizations is not required).  If the Parties cannot effect such partial assignment (or obtain such confirmation) before the Closing after using Commercially Reasonable Efforts to do so, then, subject to Section 7.4(f), Seller shall administer any such Common Permit for the benefit of Buyer pursuant to the O&M Agreement; provided that the Parties shall continue to use Commercially Reasonable Efforts to obtain such consent and/or other appropriate authorization of such Common Permit unless Seller shall notify Buyer that such effort reasonably could be expected to adversely affect any CL&P Facilities subject to such Common Permit.  If the O&M Agreement expires or terminates before the expiration or termination of any Common Permit, then Seller, at its option (exercisable by notice given to Buyer) and to the fullest extent permitted by Law and such Common Permit, shall, from and after such expiration or termination of the O&M Agreement, either:

(i)

continue to exclusively manage and control all matters that directly or indirectly involve, could reasonably be expected to affect, and/or could reasonably be expected to set precedent applicable to the Retained Interests under such Common Permit.  In such case, Buyer will do all such acts, file all such documents, and cause to be done all such other things as Seller may reasonably request from time to time in connection with such Common Permit and otherwise cooperate with Seller in such regard, in all instances at Buyer's sole cost and expense; provided that the Parties shall share on a pro rata basis (with Buyer’s share pro-rated in proportion to the adjusted gross plant value of the Transmission Facilities covered by the Common Permit relative to the adjusted gross plant value of all transmission facilities covered by the applicable Common Permit) any fees and/or usage charges paid to any Governmental Authority in connection with any Common Permit.  Buyer hereby appoints Seller (and its agents) as the exclusive attorney-in-fact of Buyer for the purpose of taking any action and executing any instrument that Seller may deem necessary or advisable in connection with such Common Permit (including any Proceedings relating to the same).  Buyer understands and agrees that the power of attorney granted to Seller for such purpose is coupled with an interest and is irrevocable, and Buyer, by virtue hereof, hereby ratifies all actions taken by Seller (and its agents) as Buyer's attorney-in-fact.  Buyer acknowledges that since the disposition of any matter involving such Common Permit will apply to the Purchased Assets and the Retained Interests, Buyer shall have no recourse whatsoever against Seller with respect to the disposition of any matter relating to such Common Permit, and Buyer fully accepts and will bear the effects of any Order and/or other result in such matter; or

(ii)

appoint, to the fullest extent permitted by Law and such Common Permit, Buyer to be Seller's agent with respect to such Common Permit to the extent of the Transmission

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Facilities, subject to such reasonable terms and conditions as Seller may require in connection with such appointment.

(f)

Non-Assignable Permit.  To the extent that Seller's right, title or interest in, to or under any Transferable Permit (including any Common Permit) may not be partially assigned without the consent, approval or authorization of any Governmental Authority, which consent, approval or authorization has not been obtained by the Closing Date, this Agreement shall not constitute an agreement to partially assign such right, title or interest if an attempted partial assignment would constitute a breach of such Transferable Permit or violate any Law.  If any consent, approval or authorization to such partial assignment of any such Transferable Permit shall not be obtained without recourse to Seller, or if any attempted partial assignment would be ineffective or would materially impair Buyer's rights and obligations under such Transferable Permit such that Buyer would not acquire and assume the benefit and burden of all such rights and obligations, then Seller shall administer such Transferable Permit for the benefit of Buyer pursuant to, and subject to the terms and conditions of, the O&M Agreement; provided that if the O&M Agreement expires or terminates before the expiration or termination of such Transferable Permit, then Seller, at its option (exercisable by notice to Buyer) and to the fullest extent permitted by Law and such Transferable Permit, shall, from and after such expiration or termination of the O&M Agreement, either (i) appoint Buyer to be Seller's agent with respect to such Transferable Permit to the extent of the Transmission Facilities, or (ii) enter into such reasonable arrangements with Buyer or take such other actions as are necessary to provide Buyer with the same or substantially similar rights and obligations under such Transferable Permit to the extent of the Transmission Facilities.  Notwithstanding anything to the contrary in the foregoing, for each Common Permit subject to this Section 7.4(f) that survives the expiration or termination of the O&M Agreement, Seller shall have the option to manage and control such Common Permit, or appoint Buyer, each in accordance with Section 7.4(e), for the period after such expiration or termination.

(g)

Buyer as Agent.  To the extent that Seller appoints Buyer as its agent for any Transferrable Contract and/or Transferrable Permit, Buyer shall keep Seller promptly informed of any act or omission by Buyer acting as Seller's agent.  In addition to Buyer's indemnification obligations under Article 10, Buyer shall be responsible for and shall indemnify, defend and save each Indemnified Person harmless from and against any and all Claims, Orders, Proceedings, and Liabilities whatsoever arising out of and/or related to any act or omission by Buyer in connection with any Transferable Contract and/or Transferable Permit, whether or not Buyer acted in its capacity as Seller's agent.

7.5

Regulatory Matters.  Notwithstanding anything to the contrary in this Agreement and/or any of the other Transaction Documents, Seller shall retain sole and exclusive control of all regulatory matters with respect to the Purchased Assets before the Closing.  Except as provided below in this Section 7.5, Seller shall control all regulatory matters with respect to the Purchased Assets after the Closing.  This Section 7.5 shall apply during any period when the O&M Agreement is not in full force and effect for whatever reason, including due to suspension (in whole or in part), expiration, or termination.

(a)

Intent.  The Parties acknowledge the benefits associated with the consistency in

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the participation in, and/or prosecution or defense of, any Regulatory Proceeding after the Closing that involves (i) the Purchased Assets; and/or (ii) the Purchased Assets and all or any portion of the M/N Project (irrespective of whether also involving any other CL&P Facilities and/or other electric transmission facilities of Seller).  This Section 7.5 reflects the desire of Buyer to align its interests with those of Seller in such Regulatory Proceedings, recognizing that the relative implications of the disposition of any such Regulatory Proceedings will likely have similar effects on the Purchased Assets and the M/N Project.

(b)

Pending Proceedings.  Seller shall exclusively manage and control all Regulatory Proceedings pending as of the Effective Date that involve the Purchased Assets (or any portion thereof), including FERC Proceedings and resulting judicial Proceedings.  Schedule 7.5(b) describes all such pending Regulatory Proceedings.

(c)

Management.  After the Closing, Seller shall exclusively manage and control all future Regulatory Proceedings that involve the Purchased Assets.  To the extent Seller files any documents in such Regulatory Proceedings that are not available to the public, Seller shall promptly provide to Buyer a copy of such documents on a confidential basis; provided that Seller may (i) further condition such disclosure on Buyer's compliance with additional restrictions designed to preserve the confidentiality of such documents and/or the integrity of such Regulatory Proceedings; and (ii) redact or otherwise withhold any portion of such documents that contains information that Seller considers proprietary, company confidential, or otherwise inappropriate for disclosure to a Third Party but for such Regulatory Proceedings.

(d)

Buyer Actions.  Buyer, at its sole cost and expense, will perform all such acts, file all such documents, and cause to be done all such other things as Seller may reasonably request from time to time in connection with any Regulatory Proceeding being managed by Seller hereunder and otherwise fully cooperate with Seller in such regard.  Buyer hereby appoints Seller (and its agents) as the exclusive attorney-in-fact of Buyer for the purpose of carrying out the provisions of this Section 7.5 and taking any action and executing any instrument that Seller may deem necessary or advisable to accomplish the purposes hereof.  Buyer understands and agrees that the power of attorney granted to Seller for purposes of this Section 7.5 is coupled with an interest and is irrevocable, and Buyer hereby ratifies all actions taken by Seller (and its agents) as Buyer's attorney-in-fact by virtue hereof.

(e)

Buyer Reservations.  Notwithstanding anything to the contrary in this Section 7.5:

(i)

Buyer reserves the right to participate in Regulatory Proceedings that involve the Purchased Assets after the Closing in a manner that is not inconsistent with, or in any other manner adverse to, the positions and/or actions being taken and/or advanced by Seller.  To the extent that Buyer desires to exercise such reserved right, the Parties shall reasonably cooperate and coordinate to ensure that Buyer's participation supports Seller's efforts.  Without limiting the generality of the foregoing, Buyer shall not file or otherwise submit any documentation in any such pending Regulatory Proceeding without furnishing a copy thereof to Seller no later than ten (10) Business Days before the date the documentation is to be filed, and Buyer shall modify such documentation in a manner reasonably requested by Seller; and

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(ii)

Seller shall have no obligation whatsoever regarding, and the provisions of this Section 7.5 shall not apply to, any Regulatory Proceeding initiated after the Closing for the rate making and/or cost recovery on account of the Purchased Assets (including Buyer's recovery pursuant to Section 6.5(a) of any costs associated with the Transmission Facilities that are not recoverable from regional customers).  Buyer reserves the right to fully and solely manage and control any such Regulatory Proceeding; provided that nothing in this Section 7.5, this Agreement and/or any other Transaction Document shall prohibit, restrict, limit and/or otherwise affect Seller's ability to participate in, and/or to take any action or position (even if adverse or contrary to Buyer) during the course of, any such Regulatory Proceeding as a party, intervener or otherwise.

(f)

No Liability.  Seller shall have no Liability for, and Buyer shall have no recourse whatsoever against Seller with respect to, the disposition of any Regulatory Proceeding relating to the Purchased Assets.  Buyer fully accepts and will solely bear the effects of any Order and/or other result in such Regulatory Proceedings.

7.6

Reserved Rights.  Nothing in any of the Transaction Documents shall transfer or convey, in whole or in part, any rights in the Purchased Assets beyond those expressly granted in this Agreement.  Without limiting the generality of the foregoing, and without limiting Seller's reservation and retention of rights and property in any of the other Transaction Documents, Seller hereby reserves the following rights with respect to the Purchased Assets:

(a)

Non-Electric Transmission/Distribution Uses.  Seller hereby reserves such interest, entitlement and/or such other tangible and/or intangible right in, to, associated with and/or arising out of the Purchased Assets (as the same may be replaced, improved and/or altered from time to time) to the extent not integral to the transmission and distribution of electric energy (collectively, "Reserved Non-Transmission/Distribution Rights"); provided that Buyer has not already exercised any such rights (or similar rights) with respect to the same location or use proposed by Seller, where the prior and actual use of such rights by Buyer prevents Seller from exercising the same or similar rights.  Nothing herein or in any of the other Transaction Documents, including the Bill of Sale, shall transfer or otherwise convey, in whole or in part, any of such Reserved Non-Transmission/Distribution Rights to Buyer.  Reserved Non-Transmission/Distribution Rights include communications, broadband or any similar current or future technological advances for alternate uses of electric transmission assets.  Seller shall be entitled to use and/or otherwise exploit such Reserved Non-Transmission/Distribution Rights directly and/or through any Affiliate of Seller and/or Third Party, and Buyer shall not be entitled to any compensation of whatever form in connection with, and/or as a consequence of, any such exercise of any Reserved Non-Transmission/Distribution Rights.  Buyer acknowledges that some or all Reserved Non-Transmission/Distribution Rights may rely on, and/or be a result of, the operation of the Purchased Assets, and Buyer shall not take, and shall not allow any Person acting for or on behalf of Buyer to take, any action that could interfere, restrict, or otherwise impair the effectiveness of any Reserved Non-Transmission/Distribution Rights.  Seller shall exercise any Reserved Non-Transmission/Distribution Rights in a manner reasonably consistent with the manner in which Seller has exercised such right with respect to similarly situated CL&P Facilities; provided that if Seller has not yet exercised such right with respect to such CL&P

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Facilities, Seller shall not exercise any Reserved Non-Transmission/Distribution Rights in a manner that Seller, acting in good faith, would not exercise with respect to similarly situated CL&P Facilities.

(b)

Communications.  The Parties acknowledge and agree that the Purchased Assets exclude any and all current or future fiber optic and other equipment, devices and material used for communication purposes (collectively, the "Excluded Communication Assets"), including the fiber optic strands owned by NEON embedded in the shield wire included in the Purchased Assets and any and all Contracts related thereto (including the NEON Agreements).  Seller hereby reserves, on behalf of itself and NEON (and any and all transferees, in whole or in part, of each), the right to locate, attach, and otherwise preserve, replace, improve and/or alter the Excluded Communication Assets on, in and/or as part of the Purchased Assets.  To the fullest extent necessary, required, or appropriate, Buyer hereby irrevocably grants, without additional cost, charge and/or other compensation to Buyer of whatever nature, Seller and NEON, the right to so locate, attach, and otherwise preserve, replace, improve and/or alter the Excluded Communication Assets on, in and/or as part of the Purchased Assets for the useful life of the Excluded Communication Assets (as the same may be replaced, improved and/or altered from time to time).  In the event of any casualty and/or other damage that affects both any of the Purchased Assets and any Excluded Communication Assets, the Parties shall cooperate and coordinate in the repair and, to the extent necessary or advisable, relocation and/or replacement of such facilities.  Notwithstanding anything to the contrary in this Agreement and/or in any of the other Transaction Documents, Buyer shall purchase and receive the Purchased Assets subject and subordinate to the respective rights and obligations of the parties under the NEON Agreements, and Buyer shall take such action, without cost to Seller, NEON and/or any other Person, as is necessary to fulfill and otherwise fully comply with the obligations of the owner of the electric transmission facilities under such agreements (to the extent that such action is permitted under the O&M Agreement).  Seller shall exercise its right and perform its obligations under the NEON Agreements with respect to the Purchased Assets in a manner reasonably consistent with such exercise and performance with respect to similarly situated CL&P Facilities.  Seller shall notify Buyer of any amendment to the NEON Agreement to the extent that such amendment could reasonably be expected to adversely affect Buyer's obligations under this Section 7.6(b).

(c)

Reserved Ancillary Rights.  Seller hereby reserves the right, directly and/or indirectly (including through arrangements with any Affiliate of Seller or any Third Party) to attach equipment, material and other property to, locate any assets on, or otherwise use, any of the assets comprising the Purchased Assets for any purpose other than electric transmission or distribution (collectively, the "Reserved Ancillary Rights"); provided that (i) Buyer has not already exercised any such rights (or similar rights) with respect to the same location or use proposed by Seller, where such prior and actual use of such rights by Buyer prevents Seller from exercising the same or similar rights; and (ii) nothing in this Section 7.6(c) shall affect Seller's rights under Section 7.6(e) with respect to Existing Electric Facilities.  Without limiting the generality of the foregoing, and except as provided in the immediately preceding sentence, the Reserved Ancillary Rights include the installation of any equipment, materials and/or other assets to poles and/or structures for whatever purpose other than for electric transmission or distribution unrelated to Existing Electric Facilities.  Buyer shall not be entitled to any

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compensation of whatever form in connection with, and/or as a consequence of, any such exercise of any Reserved Ancillary Rights.  Seller shall bear all costs and expenses arising out of the exercise of any Reserved Ancillary Rights, including any repair and/or restoration of any portion of the Purchased Assets affected by such exercise.  Nothing herein or elsewhere in any Transaction Document shall transfer or otherwise convey, in whole or in part, any of the Reserved Ancillary Rights to Buyer.  Seller shall be entitled to use and/or otherwise exploit the Reserved Ancillary Rights directly and/or through arrangements with any Affiliate of Seller or any Third Party.

(d)

Master Communications Leases.  Without limiting the generality of Section 7.6(c), the Parties acknowledge that the Purchased Assets exclude the rights and obligations under master lease agreements with telecommunication providers (collectively, the "Master Agreements"), including the site lease acknowledgments issued as of the Closing Date thereunder and equipment attached to the Transmission Facilities pursuant to the Master Agreements.  Seller hereby reserves, on behalf of itself and such telecommunication providers (and any and all transferees, in whole or in part, of each), the right to locate, attach, and otherwise preserve, replace, improve and/or alter the equipment installed pursuant to the Master Agreements.  To the fullest extent necessary, required, or appropriate, Buyer hereby irrevocably grants, without additional cost, charge and/or other compensation to Buyer of whatever nature, Seller and such telecommunication providers, the right to so locate, attach, and otherwise preserve, replace, improve and/or alter such equipment on, in and/or as part of the Purchased Assets for the term of the applicable Master Agreement and/or site lease acknowledgments issued thereunder (as the same may be replaced, improved and/or altered from time to time).  In the event of any casualty and/or other damage that affects both the Purchased Assets and any equipment installed under a Master Agreement, the Parties shall cooperate and coordinate in the repair and, to the extent necessary or advisable, relocation and/or replacement of such equipment.  Notwithstanding anything to the contrary in this Agreement and/or any of the other Transaction Documents, Buyer shall purchase and receive the Purchased Assets subject and subordinate to the respective rights and obligations of the parties under the Master Agreements, and Buyer shall take such action, without cost to Seller, the applicable telecommunication provider and/or any other Person, as is necessary to fulfill and otherwise fully comply with the obligations of the owner of the electric transmission facilities under the Master Agreements (to the extent that such action is permitted under the O&M Agreement).  Seller shall manage and administer such Master Agreements that affect the Purchased Assets in a manner reasonably consistent with its management and administration of such Master Agreements as applicable to similarly situated CL&P Facilities.  Seller shall notify Buyer of any amendment to any Master Agreement to the extent that such amendment could reasonably be expected to adversely affect Buyer's obligations under this Section 7.6(d).  Any future attachment of new (as opposed to replacement) equipment to the Transmission Facilities pursuant to any current or future Master Agreement shall be pursuant to the Reserved Ancillary Rights.

(e)

Existing Electric Facilities.  Seller hereby reserves the right, directly and/or indirectly (including through arrangements with any Affiliate of Seller or any Third Party) to locate, attach, and otherwise preserve, and, at Seller’s expense, to replace, improve and/or alter any and all existing electric transmission (to the extent not accounted by Seller as part of the Purchased Assets) and/or distribution wires, equipment and/or related facilities on, in and/or as

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part of the Purchased Assets as of the Closing Date (collectively, the "Existing Electric Facilities").  To the fullest extent necessary, required, or appropriate, Buyer hereby irrevocably grants Seller the right to so locate, attach, and otherwise preserve, replace, improve and/or alter the Existing Electric Facilities on, in and/or as part of the Purchased Assets for the useful life of the Existing Electric Facilities (as the same may be replaced, improved and/or altered from time to time).  In consideration of such use of the Purchased Assets for the Existing Electric Facilities, Seller shall pay to Buyer a monthly usage fee, in arrears, equal to Ten Thousand Dollars ($10,000.00) (the "Monthly Usage Fee"), commencing with the first full month after the Closing Date and ending with the month in which Seller removes the Existing Electric Facilities from the Purchased Assets (and prorated (based on the days of usage) for such final month).  Buyer shall prepare and submit monthly invoices to Seller for payment of the Monthly Usage Fee, and Seller shall pay such invoices within thirty (30) days after receipt; provided that Seller reserves the right to offset the Monthly Usage Fee against any amounts then due to Seller under the Transaction Documents, including amounts due from Buyer for services rendered under the O&M Agreement.  In the event of any casualty and/or other damage that affects both any of the Purchased Assets and any Existing Electric Facility, the Parties shall cooperate and coordinate in the repair and, to the extent necessary or advisable, relocation and/or replacement of such facilities.  Nothing herein or elsewhere in any Transaction Document shall transfer or otherwise convey, in whole or in part, any of the Existing Electric Facilities to Buyer.  Seller shall be entitled to use and/or otherwise exploit the Existing Electric Facilities directly and/or through arrangements with any Affiliate of Seller or any Third Party.  The Parties acknowledge that the terms and conditions of this Section 7.6(e), including the Monthly Usage Fee, have resulted from negotiations between the Parties, and nothing in this Section 7.6(e) or in any of the other Transaction Documents shall prejudice, establish precedent, and/or otherwise affect in any manner whatsoever the respective rights of each Party with respect to the attachment and/or other collocation of assets of Third Parties on, in and/or as part of any of the electric transmission and/or distribution facilities of such Party.

(f)

Access Rights.  In addition to the rights of Seller and NEON under the NEON Agreements and of Seller and the telecommunication providers under the Master Agreements, Seller hereby reserves the right to access each of the assets comprising the Purchased Assets to install, maintain, repair, operate and/or otherwise exploit any and all of the rights and/or assets reserved to and/or retained by Seller under this Agreement, including the Reserved Assets and the Reserved Rights.  To the fullest extent necessary, required, or appropriate, Buyer hereby irrevocably grants, without additional cost, charge and/or other compensation to Buyer of whatever nature, Seller the right, on behalf of itself and any other Persons having an interest, to so access the Purchased Assets, or any part thereof.  Seller (or such other Persons) will reasonably coordinate such access with Buyer (or the Person retained by Buyer to maintain the Purchased Assets).

Seller's rights to exercise Reserved Rights and to attach and otherwise locate Excluded Communication Assets, Existing Electric Facilities and/or telecommunications equipment under the Master Agreements shall continue until the Purchased Assets have been dismantled pursuant to Section 7.7.  Seller shall not exercise any of the Reserved Rights and/or locate Reserved Assets in a manner (determined as of the date of such exercise) that impairs the operation and maintenance of the Transmission Facilities for the transmission of electric energy as part of the

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regional transmission grid in accordance with Good Utility Practices.  Buyer shall promptly notify Seller of any instance in which Buyer in good faith believes that such exercise could reasonably be expected to result in such a violation of Good Utility Practices.  Such notice shall include reasonable detail regarding the alleged consequence and a certification to the effect that to the extent applicable, Buyer currently prohibits such installations and/or uses in connection with its other transmission facilities (or indicating the conditions under which Buyer permits the same).  The Parties shall proceed pursuant to Article 12 of this Agreement to resolve any resulting dispute.  The provisions of this Section 7.6 shall survive until the termination of this Agreement after the Closing pursuant to Section 7.7(d).

7.7

Retirement.

(a)

Retirement Decision.  The Parties acknowledge that since the Purchased Assets are interconnected to Seller's transmission facilities, Buyer shall not retire and/or take any action that could result in the retirement of any of the assets comprising the Purchased Assets except in connection with Seller's decision to retire Seller's interconnecting transmission facilities.  Subject to the receipt of required retirement approvals, including those from ISO-NE, Buyer shall take such action as appropriate to effect such retirement in a manner consistent with the retirement, in whole or in part, of such interconnecting facilities of Seller.  Each Party shall promptly notify the other Party after it becomes aware of any public effort to retire any of the assets comprising the Purchased Assets in whole or in part, and without limiting Section 7.5, the Parties shall reasonably coordinate and cooperate during the retirement process.

(b)

Dismantling; Restoration.  Buyer shall bear sole responsibility for any and all costs and expenses of dismantling and removing any retired Purchased Assets and restoring the site in accordance with the terms of the License Agreement.  Buyer shall commence such dismantling in coordination with Seller's dismantling of Seller's transmission facilities that interconnect to such retired Purchased Assets.  Notwithstanding anything to the contrary in the foregoing, Buyer shall complete the dismantling, removal and restoration no later than two (2) years after the retirement of such Purchased Assets or such longer period as may be reasonably required and in accordance with Good Utility Practices (provided that such longer period shall not exceed five (5) years after the retirement of such Purchased Assets without Seller's prior written consent which shall not be unreasonably withheld).

(c)

O&M Agreement.  Nothing in this Section 7.7 or elsewhere in this Agreement shall modify, limit or otherwise affect the obligations of Buyer under the O&M Agreement with respect to the retirement, in whole or in part, of the Purchased Assets.

(d)

Termination.  Unless earlier terminated in accordance with the terms hereof, this Agreement shall remain in effect until the retirement and dismantling of the Purchased Assets in accordance with this Section 7.7; provided that termination shall not effect any obligations hereunder that expressly survive termination (including the provisions of Article 10, Article 12 and Article 13).  The provisions of this Section 7.7 shall remain in effect until such termination.

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7.8

Expenses.

(a)

Irrespective of whether the Transaction is consummated, all costs and expenses incurred by and/or on behalf of Buyer and/or its Affiliates in connection with this Agreement, any other Transaction Documents, and/or the Transaction will be solely borne by Buyer.

(b)

Irrespective of whether the Transaction is consummated, Buyer shall solely bear and pay all costs and expenses incurred by and/or on behalf of Seller and/or its Affiliates in connection with this Agreement, any other Transaction Documents, and/or the Transaction, including all costs and expenses incurred by Seller in connection with:

(i)

the structuring of the Transaction, including legal fees and consulting costs incurred in the investigation of such structures;

(ii)

the preparation, negotiation and execution of this Agreement, the other Transaction Documents and/or the Guaranty, including legal fees and consulting costs;

(iii)

the preparation, submission and prosecution of Seller's Regulatory Approvals, including legal fees and consulting costs;

(iv)

the acquisition of consents and other approvals from Third Parties in furtherance of the Transaction, including the assignment of the Transferable Contracts and Transferable Permits pursuant to Section 7.4; and

(v)

the consummation of the Transaction.

To the extent not presented for payment (and paid by Buyer) at the Closing, Buyer shall pay the full amount invoiced by Seller for reimbursement under this Section 7.8(b) within thirty (30) days after the date of invoice.  Payment shall be made by wire transfer to an account from time to time designated by Seller, or by other mutually agreeable method(s).

(c)

Notwithstanding anything to the contrary in Section 7.8(b), if the Transaction has not been consummated and Seller has retained the Deposit pursuant to Section 3.1(b), then the amount of the Deposit shall be credited against Buyer's obligation to reimburse Seller for transaction costs pursuant to Section 7.8(b) such that Buyer shall be responsible only for that portion of Seller's transaction costs, if any, in excess of One Million Dollars ($1,000,000.00).  Nothing in the foregoing shall imply or otherwise require Seller to refund any portion of the retained Deposit if Seller's transaction costs are less than One Million Dollars ($1,000,000.00), and Seller's return of the Deposit to Buyer shall not affect in any manner whatsoever Buyer's obligations under this Section 7.8.

(d)

If Buyer fails to make any payment to Seller when due under any Transaction Document, interest shall accrue thereon at the rate of one and one-half percent (1.5%) per month (or if less, the maximum rate allowable by Law (including under applicable FERC requirements)) from the date of issuance of the applicable invoice or other written request for payment, which shall be immediately due and payable.  Buyer shall pay for all reasonable costs

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of collection and enforcement, including reasonable attorneys' fees, which may be incurred by Seller in collecting or attempting to collect amounts due to Seller under any Transaction Document or in otherwise enforcing its rights and remedies against Buyer under any Transaction Document including its indemnification rights under Article 10.

(e)

The provisions of this Section 7.8 shall survive termination of this Agreement.

7.9

Right of First Refusal.

(a)

Intent.  Notwithstanding any other provision contained in this Agreement, in the event that Buyer suffers a Transfer or desires to Transfer any right, title or interest, including operating rights, whether by operation of Law or otherwise, in and to the Purchased Assets (as the same may be replaced, improved and/or altered from time to time), or otherwise desires to Transfer the Purchased Assets, to any Person, or initiates, solicits, proposes, holds any negotiations, discussions, enters into any agreements, or provides any material information to, any Person concerning a Transfer, Seller shall have a right of first refusal to acquire from Buyer and/or such transferee such right, title and interest in and to such Purchased Assets.  This Section 7.9 shall exclude, and the Right of First Refusal shall not apply to, (i) any Transfer to CMEEC; and (ii) any conditional assignment and/or pledge of all or any portion of the Purchased Assets and the associated rights, obligations and/or interests under the Transaction Documents as collateral security as contemplated in Section 14.6(c)(ii); provided that any Transfer in connection with the exercise of rights to realize on such collateral shall be subject to the Right of First Refusal.  Nothing in this Section 7.9 shall relieve Buyer from complying with Section 14.6 with respect to any Transfer.

(b)

Buyer Notice.  To effect the foregoing, Buyer shall notify Seller no later than ten (10) days after Buyer suffers a Transfer or decides to Transfer the Purchased Assets and/or pursue any transaction that could result in a Transfer (including any unsolicited proposal for a Transfer), and shall promptly provide to Seller a detailed summary of the material terms of such proposed Transfer and copies of any and all material documents (including any offering or similar memorandum, correspondence with potential transferees, draft and final agreements, and proposed filings with Governmental Authorities) (the "Buyer Notice").  Buyer also shall provide such information regarding the potential Transfer as Seller may request and shall meet with Seller from time to time to discuss in good faith any proposed Transfer.  The Buyer Notice shall constitute an irrevocable offer by Buyer to sell the Purchased Assets described in the Buyer Notice.

(c)

First Refusal.  Seller shall have the prior right, exercisable by it in its sole and absolute discretion, to consummate the proposed Transfer to Seller (the "Right of First Refusal") either on substantially the same terms and conditions contained in the Buyer Notice, or for fair market value.  Within thirty (30) days after Seller's receipt of any Buyer Notice, Seller shall provide written notice to Buyer indicating whether Seller desires to exercise the Right of First Refusal and to consummate the proposed Transfer either on substantially the same terms and conditions set forth in such Buyer Notice, or for fair market value.  If Seller elects to exercise the Right of First Refusal, the Parties shall consummate the Transfer in a timely manner.  If Seller elects not to exercise the Right of First Refusal, Buyer shall have the right to consummate the

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proposed Transfer with the proposed transferee on terms and conditions no more favorable to the proposed transferee than as set forth in such Buyer Notice within one hundred eighty (180) days after the date of such Buyer Notice.  If Buyer fails to consummate such proposed Transfer to the proposed transferee within such one hundred eighty (180) day period, the affected Purchased Assets shall again be subject to the terms of Seller's Right of First Refusal as described in this Section 7.9.  If the consideration set forth in any Buyer Notice consists of any property or value other than cash, and Seller elects to purchase the affected Purchased Assets on substantially the same terms and conditions set forth in the Buyer Notice, then Seller shall have the right to elect to pay, in cash, the fair market value of such non-cash consideration.  Seller shall make such election by giving written notice to Buyer in the acceptance of the offer under the Buyer Notice.  If the Parties cannot agree on such fair market value within fifteen (15) days after such election, the Parties shall retain the Independent Accounting Firm to determine such fair market value, the costs of which shall be borne equally by the Parties.  Seller's Right of First Refusal shall be assignable to its Affiliates.  Nothing in this Section 7.9 shall modify, alter or otherwise affect any other agreement between the Parties with respect to any Transfer (including restrictions on Transfer in this Agreement).

(d)

Disputes.  In the event that a dispute exists between the Parties with regard to the terms and conditions of the consummation of the Right of First Refusal, Seller shall have the right to consummate such transaction pending the resolution of such dispute pursuant to Article 12, and the relevant closing documents shall be amended to reflect the results of such dispute resolution Proceeding.  Without limiting the generality of the foregoing, if the dispute concerns fair market value of non-cash consideration, and if Seller exercises its right to consummate the transaction pending the resolution of any such dispute, then the Parties shall consummate such transaction based on Seller's good faith estimate of such consideration or value, subject to subsequent adjustment based on the resolution of such dispute by the Independent Accounting Firm.

(e)

Survival.  Without limiting Section 14.6 of this Agreement, the Right of First Refusal shall survive any Transfer of any and all Purchased Assets, and the assumption and assignment agreement contemplated in Section 14.6 shall include an acknowledgement of such survival and continuing effect with respect to such transferred assets in a form acceptable to Seller.

7.10

Buy-Back Option.

(a)

Option.  Upon the occurrence of any of the following:

(i)

an Event of Default by Buyer;

(ii)

an Event of Default by Buyer under, and as defined in, the O&M Agreement after the expiration of all applicable cure periods;

(iii)

a default by Buyer under the License Agreement pursuant to Section 10.1 of the License Agreement that Buyer fails to cure pursuant to said Section 10.1; and/or

(iv)

a default by Buyer under the Step-In Agreement pursuant to Section 2.2(b)(ii) of the Step-In Agreement that Buyer fails to cure pursuant to said Section 2.2(b)(ii).

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and without limiting any and all other rights and remedies available to Seller, at Seller's option, Seller may repurchase from Buyer any and all Purchased Assets conveyed to Buyer under this Agreement (as the same may be replaced, improved and/or altered from time to time) as of the date of any such occurrence, for a sum equal to the net book value of such Purchased Assets on Buyer's books as of the exercise date, reduced by ten percent (10%) of such net book value (the "Buy-Back Option"); provided that if Seller exercises the Buy-Back Option at any time before January 1, 2017, then Seller shall compare such calculated option price against Seller's good faith estimate of the net book value of the Purchased Assets that Seller would have maintained (consistent with the methodology applied by Seller for similarly-situated CL&P Facilities) as of the exercise date if the Closing had not occurred, and if such net book value estimated by Seller is less than such calculated option price, then the consideration to be paid by Seller on account of the Buy-Back Option shall be Seller's estimated net book value.  Seller shall be entitled to exercise the Buy-Back Option at any time within thirty (30) days after Seller becomes aware of any such occurrence by notifying Buyer in writing of its intention to do so.  The closing of the transaction involving such repurchase by Seller of the Purchased Assets from Buyer (the "Repurchase Closing") shall occur within sixty (60) days after Seller and, if necessary, Buyer obtain the necessary final approvals to do so from FERC, DPUC and/or any other Governmental Authority.  Seller shall have the right to set-off against the purchase price any unrecovered damages or other amounts due and owing to Seller from Buyer at the time of any Repurchase Closing.  The O&M Agreement, the Step-In Agreement and the License Agreement shall remain in effect until consummation of the Repurchase Closing, at which time such agreements shall be deemed terminated.  The rights provided for in this Section 7.10 shall expire if Seller fails to exercise the Buy-Back Option within such thirty (30) day period; provided that such expiration shall not affect in any manner whatsoever Seller's right to exercise the Buy-Back Option as a result of any subsequent occurrence that triggers the Buy-Back Option.  The repurchase by Seller pursuant to this Section 7.10 shall be on an "as is, where is" basis free and clear of any liens or other encumbrances, with terms and conditions substantially the same as those set forth in Article 2 of this Agreement (other than Section 2.5 and other similar inapplicable provisions).

(b)

Disputes.  In the event that a dispute exists between the Parties with regard to the terms and conditions of the consummation of the Buy-Back Option, Seller shall have the right to consummate such transaction pending the resolution of such dispute pursuant to Article 12, and the relevant closing documents shall be amended to reflect the results of such dispute resolution Proceeding.  Without limiting the generality of the foregoing, if the dispute concerns the value of the Purchased Assets to be conveyed to Seller, and if Seller exercises its right to consummate the transaction pending the resolution of any such dispute, then the Parties shall consummate such transaction based on the net book value of such transferred assets with the ten percent (10%) discount referenced in Section 7.10(a), subject to subsequent adjustment based on the results of such dispute resolution Proceeding.

(c)

Satisfaction of Approvals.  If Seller elects to exercise the Buy-Back Option, each Party shall use Commercially Reasonable Efforts to obtain the final, non-appealable approvals from FERC, DPUC and/or any other Governmental Authority necessary for the Parties to complete the Repurchase Closing and otherwise take, or cause to be taken, all actions, and to perform, or cause to be performed, all things necessary, proper or advisable under Law to consummate and make effective the Repurchase Closing.  Each Party will reasonably cooperate

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with the other Party in the other Party's pursuit of obtaining such approvals that are capable of being obtained by the other Party.  No Party shall, without prior written consent of the other Party, take or fail to take any action that might reasonably be expected to prevent or materially impede, interfere with or delay the Repurchase Closing.  Notwithstanding anything to the contrary in the foregoing or elsewhere, Seller shall have no obligation to assist, support and/or otherwise take any action to advance any approvals that Buyer needs to allow the exercise of the Buy-Back Option unless Seller, in good faith, expects that the rates to be charged to customers of Seller or its Affiliates for the transmission of electricity at any time after the Repurchase Closing date will be equal to or lower than such rates if Buyer had retained the Purchased Assets.  Seller hereby reserves, and nothing in this Agreement or elsewhere shall prohibit, restrict, limit and/or otherwise affect, Seller's ability to take any action or position (even if adverse or contrary to Buyer and/or its Affiliates) to advocate and/or otherwise advance through any means the principle set forth in the immediately preceding sentence.

(d)

Survival.  Without limiting Section 14.6 of this Agreement, the Buy-Back Option shall survive any Transfer of any and all Purchased Assets, and the assumption and assignment agreement contemplated in Section 14.6 shall include an acknowledgement of such survival and continuing effect with respect to such transferred assets in a form acceptable to Seller.

7.11

Limitations.

(a)

Additional Installations.  Buyer acknowledges that Seller has not conveyed to Buyer, and the License Agreement does not prohibit or otherwise affect in any manner whatsoever, the right of Seller to erect, install, construct, reconstruct, repair, maintain, replace, relocate, inspect, patrol, expand, operate and/or remove any poles, towers, crossarms, guys, foundations, anchors, braces, ducts, manholes, fences, gates, and other structures, lines, wires, filament, cables, including fiber optic and communication cables, other conductors, antennas, and other structures, fixtures and appurtenances useful for the conducting and the transmission and distribution of electric current, energy, intelligence, wireless signals, light and communications of any character (collectively, the "Additional Installations").  Seller shall be entitled to make and/or otherwise exploit such Additional Installations directly and/or through any Affiliate of Seller and/or any Third Party, and Seller shall have the right, at Seller's sole cost and expense, to relocate all or any portion of the assets comprising the Purchased Assets to accommodate any such Additional Installations.  Seller shall provide Buyer reasonable notice of any such Additional Installations, including any planned and/or potential relocation of any of the assets comprising the Purchased Assets, and the Parties shall reasonably cooperate and coordinate to effect such Additional Installations in a timely and cost-effective manner and to minimize, to the extent possible, any conflict between the Parties' respective activities on the property subject to the License Agreement.  If requested by either Party, the Parties shall negotiate in good faith to amend the License Agreement in connection with Seller's exercise of rights with respect to Additional Installations, including in order for Buyer to retain the requisite rights to own, maintain and operate the Purchased Assets.  Buyer shall not take any action, and shall not allow any Person acting for or on behalf of Buyer to take any action, that could reasonably be expected to affect Seller's exercise of rights with respect to Additional Installations, including the installation of gates or other obstructions that could reasonably be expected to interfere with Seller's free and unrestricted access to the property subject to the

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License Agreement.  Seller shall not install any Additional Installation in a manner that unreasonably interferes with Buyer's ownership and operation of the Purchased Assets for the transmission of electric energy as part of the regional transmission grid in accordance with Good Utility Practices.  Buyer shall promptly notify Seller of any instance in which Buyer in good faith believes that such Additional Installation could reasonably be expected to result in a violation of Good Utility Practices.  Such notice shall include reasonable detail regarding the alleged consequence and a certification to the effect that Buyer currently prohibits such installations and/or uses in connection with its other transmission facilities (or indicating the conditions under which Buyer permits the same).  The Parties shall proceed pursuant to Article 12 of this Agreement to resolve any resulting dispute.

(b)

Seller Condemnation Rights.  Entering into this Agreement and transferring the Purchased Assets shall not constitute a waiver of Seller's condemnation, eminent domain and/or other rights to acquire property through involuntary process and/or other Proceeding, including the right to condemn Buyer's interest in any of the assets comprising the Purchased Assets and any and all other rights granted by Seller or any other Person in connection therewith.  Nothing in this Section 7.11(b) shall constitute Buyer's acceptance, acknowledgement and/or other agreement with respect to the existence of any rights of Seller to condemn, exercise the power of eminent domain and/or otherwise acquire the Purchased Assets through involuntary process, and Buyer reserves all rights and defenses regarding whether Seller possesses any of such rights with respect to the Purchased Assets.

(c)

Waiver of Buyer Condemnation Rights.  Buyer, on behalf of itself and its successors and assigns, hereby irrevocably and fully forever waives and releases any and all rights (whether conferred on any of such Persons by statute, the constituent documents of such Person and/or any other method) to condemn, exercise the power of eminent domain and/or otherwise acquire through involuntary process and/or other Proceeding any right, title and/or interest of whatever nature of Seller and/or any of its Affiliates in and to the M/N Project and/or any portion thereof.  Neither Buyer nor any such other Person shall threaten and/or bring any Claim and/or commence any Proceeding attempting to effect any such condemnation and/or other acquisition, and, in the event that Buyer or any of such Persons should do so, Buyer shall be liable to Seller and/or such Affiliate(s) for any Liabilities (including attorneys' fees) suffered or incurred in the defense of such Claim and/or Proceeding and/or in the enforcement and/or attempted enforcement of this Section 7.11(c).  This Section 7.11(c) shall not affect any and all rights of Buyer to condemn, exercise the power of eminent domain and/or otherwise acquire through involuntary process the property of any Third Party as required for the ownership, operation and maintenance of the Purchased Assets and their operation as electric transmission facilities interconnected with the regional transmission grid administered by ISO-NE, including (i) as contemplated in, and subject to, the License Agreement; and (ii) the exercise of such power against any Third Party (including a lender and/or indenture trustee of Seller's mortgage indenture) that has foreclosed and/or otherwise acquired a fee simple ownership interest in the CL&P Property subject to the License Agreement in a manner that materially and adversely affects Seller's ability to perform its obligations under the License Agreement.  Nothing in this Section 7.11(c) shall constitute Seller's acceptance, acknowledgement and/or other agreement with respect to the existence of any rights of Buyer to condemn, exercise the power of eminent domain and/or otherwise acquire the property of Seller and/or any of its Affiliates through

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involuntary process, and Seller, on behalf of itself and its Affiliates, reserves all rights and defenses regarding whether Buyer possesses any of such rights.

(d)

Franchise Preservation.  Entering into this Agreement and the transferring the Purchased Assets shall not constitute a waiver of Seller's franchise rights nor Seller's permission or assent for Buyer or any other Person to own or operate any other transmission facilities within Seller's service territory.  Buyer shall refrain from, and shall not support its Affiliates in, directly or indirectly taking any action and/or otherwise supporting any effort that could be reasonably expected to use in any manner the Transaction (including any of the Transaction Documents) for purposes of furthering such waiver, permission, assent and/or the functional equivalent thereof.  Without limiting the generality of the foregoing, Buyer shall not directly or indirectly use, and shall not support the use by its Affiliates of this Agreement and the consummation of all or any portion of the Transaction as precedent or other evidence of Seller's support of and/or willingness to accept the shared development, construction and/or ownership of Seller's current or proposed transmission facilities.  Seller expressly disclaims any such implication.  The Transaction constitutes a negotiated structure designed to accomplish the mutual goals of the Parties based on the unique circumstances associated with the M/N Project.  This Agreement shall not affect in any manner whatsoever the franchise and other rights of Seller or its Affiliates.

(e)

Survival.  The provisions of this Section 7.11 shall survive termination of this Agreement.

ARTICLE 8.

CONDITIONS PRECEDENT

8.1

Buyer's Conditions.  The obligation of Buyer to consummate the portions of the Transaction to be performed by it in connection with the Closing is subject to the timely fulfillment or waiver of each and all of the following conditions:

(a)

The representations and warranties of Seller set forth in Article 5 shall be true and correct in all material respects at and as of the Closing Date;

(b)

Seller shall have performed and complied in all material respects with all of its covenants, agreements and obligations hereunder through the Closing;

(c)

Buyer shall have received the regulatory and/or other approvals and Permits required in connection with the execution, delivery or performance of the Transaction Documents by Buyer as set forth in Schedule 8.1(c) (collectively, "Buyer's Regulatory Approvals"), all on final and non-appealable terms and conditions acceptable to Buyer in its sole and absolute discretion;

(d)

Seller shall have received the Seller's Regulatory Approvals without terms and conditions that are reasonably likely to have an adverse effect on Buyer and/or any of the Purchased Assets, as determined by Buyer in its sole and absolute discretion;

(e)

There shall not be any Order in effect or pending that would prevent or inhibit consummation of the Transaction;

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(f)

Seller shall have complied in all material respects with the delivery requirements of Section 4.2;

(g)

Buyer (or its designee) shall have closed, on or before May 15, 2011, a tax exempt bond financing secured solely by the revenues from the Transmission Facilities: (i) in the full amount necessary to acquire the Purchased Assets and to fund all required reserves and expenses of such acquisition and financing; (ii) with a term of not less than 30 years and with an all-in blended interest cost to Purchaser (including the cost of any credit or liquidity enhancement, swap payments, bond insurance or issuance premium) of not in excess of 4.75%; and (iii) with interim maturities and sinking fund payments and such other terms, conditions and covenants as shall be satisfactory to Buyer in its sole discretion; and

(i)

The Parties shall have agreed on the Cost Allocation for the initial Calculation Period under the O&M Agreement, as determined in accordance with the O&M Agreement, and Buyer shall have paid the first monthly installment of such Cost Allocation pursuant to the O&M Agreement.

The conditions precedent set out in this Section 8.1 are inserted for the exclusive benefit of Buyer, and any such condition may be waived in whole or in part by Buyer by (written) notice to Seller prior to the Closing.  In the event that all of the conditions precedent set out in this Section 8.1 are not fulfilled or waived on or before April 30, 2011, Buyer may terminate this Agreement upon written notice to Seller in accordance with Section 14.2, and, in such event, the Parties shall be released from any and all obligations under this Agreement and the other Transaction Documents, except for the obligations hereunder that survive termination.

8.2

Seller's Conditions.  The obligation of Seller to consummate the portions of the Transaction to be performed by it in connection with the Closing is subject to the timely fulfillment or waiver of each and all of the following conditions:

(a)

The representations and warranties of Buyer set forth in Article 5 shall be true and correct in all material respects at and as of the Closing Date;

(b)

Buyer shall have performed and complied in all material respects with all of its covenants, agreements and obligations hereunder through the Closing;

(c)

Buyer shall have received the Buyer's Regulatory Approvals without terms and conditions that are reasonably likely to have an adverse effect on Seller and/or any of the CL&P Facilities, as determined by Seller in its sole and absolute discretion;

(d)

Seller shall have received the regulatory and/or other approvals and Permits required in connection with the execution, delivery or performance of the Transaction Documents by Seller as set forth in Schedule 8.2(d) (collectively, "Seller's Regulatory Approvals"), all on final and non-appealable terms and conditions acceptable to Seller in its sole and absolute discretion;

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(e)

There shall not be any Order in effect or pending that would prevent or inhibit consummation of the Transaction;

(f)

Buyer shall be (i) a Participating Transmission Owner in good standing under the TOA and otherwise with ISO-NE; and (ii) participant of CONVEX (including as a counterparty to an agreement for CONVEX services that include transmission system operating functions, emergency load shedding and restoration services);

(g)

Buyer and CMEEC shall have performed and complied in all material respects with all of their respective covenants, agreements and obligations under the Support Agreement;

(h)

Buyer and CMEEC shall have performed and complied in all material respects with all of their respective covenants, agreements and obligations under any Contract between Buyer and/or CMEEC, as one party, and Seller and/or any of its Affiliates, as the other party;

(i)

Buyer shall have complied in all material respects with the delivery requirements of Section 4.3; and

(j)

The Parties shall have agreed on the Cost Allocation for the initial Calculation Period under the O&M Agreement, as determined in accordance with the O&M Agreement, and Buyer shall have paid the first monthly installment of such Cost Allocation pursuant to the O&M Agreement.

The conditions precedent set out in this Section 8.2 are inserted for the exclusive benefit of Seller, and any such condition may be waived in whole or in part by Seller by (written) notice to Buyer prior to the Closing.  In the event that all of the conditions precedent set out in this Section 8.2 are not fulfilled or waived on or before April 30, 2011, Seller may terminate this Agreement upon written notice to Buyer in accordance with Section 14.2, and, in such event, the Parties shall be released from any and all obligations under this Agreement and the other Transaction Documents, except for the obligations hereunder that survive termination.

8.3

Satisfaction of Conditions Precedent.

(a)

Each Party will pursue satisfaction of the conditions precedent to its respective obligations under this Agreement that are capable of being satisfied by such Party in accordance with its usual and customary business practice and, subject to the No Harm Principle, each Party will reasonably cooperate with the other Party in the other Party's pursuit of satisfaction of the conditions precedent to the other Party's obligations under this Agreement that are capable of being satisfied by the other Party.

(b)

Notwithstanding anything to the contrary in this Article 8 or elsewhere in this Agreement, Seller shall have the right to terminate this Agreement and the Transaction if during any Proceeding relating to any of Buyer's Regulatory Approvals, any of Seller's Regulatory

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Approvals, the M/N Project and/or any of the CL&P Facilities, Seller, in Seller's sole judgment, believes that any Third Party (including FERC or any other Governmental Authority) has taken, and/or attempted to take, action through whatever means (including through statements), that could reasonably be expected to result in, any Governmental Authority reopening, reviewing, investigating and/or otherwise inquiring in whatever form into Seller's recovery through rates of costs incurred in connection with the development, construction, installation, ownership, use, operation and/or maintenance of the M/N Project.  Seller shall notify Buyer in accordance with Section 14.2 at least forty-eight (48) hours before the effective date of such termination (unless Seller reasonably determines that the action is required in less than forty-eight (48) hours, in which case such notice period shall be whatever is reasonable under the circumstances), and during the period between Buyer's receipt of such notice and the effective date of termination, the Parties shall confer in good faith to determine whether such inquiry into Seller's recovery through rates of such costs can be immediately and permanently terminated without risk of such Governmental Authority reopening it.  In the event that such inquiry cannot be so immediately and permanently terminated, termination of this Agreement shall be effective as of the date set forth in Seller's notice, and the Parties shall be released from any and all obligations under this Agreement and the other Transaction Documents (except for the obligations hereunder that survive termination).

8.4

Closing Deadline.  Notwithstanding anything to the contrary in this Agreement and/or any of the other Transaction Documents, if the Closing has not occurred on the Closing Date, this Agreement and the other Transaction Documents shall automatically terminate in accordance with Section 9.1(d).  If the Closing has not occurred on the Closing Date due to the failure to timely fulfill any of the conditions precedent to Closing in this Article 8, and there is a reasonable expectation that the passage of a reasonable period of time will result in the satisfaction of such remaining condition(s), then the Parties shall negotiate in good faith terms and conditions under which the Parties would amend this Agreement retroactive to the Closing Date to preserve the Transaction with a new closing date of May 31, 2012; provided that as a condition to such negotiation, Buyer shall pay Seller for all transaction costs and expenses incurred by Seller (as contemplated by Section 7.8(b)) through one or more dates reasonably close to the Closing Date, as invoiced by Seller.  Such payment of transaction costs and expenses shall not affect Buyer's obligation for costs incurred by Seller, but not included in such invoice.

8.5

Compliance Filings at Transfer.  In connection with the Closing, the Parties shall prepare and file, and shall cause to be prepared and filed, any and all such compliance filings and other related documentation that any Governmental Authority may require in connection with any such transfer, in each case within the time period specified for such filing (or if no period has been specified, within sixty (60) days after the Closing Date).

ARTICLE 9.

PRE-CLOSING TERMINATION

9.1

No-Fault Termination.

(a)

Mutual Agreement.  This Agreement may be terminated at any time before the Closing Date by mutual written consent of Seller and Buyer.

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(b)

Adverse Actions.  This Agreement may be terminated by Seller or Buyer before the Closing Date if (i) any Proceeding shall have been commenced against such Party seeking an Order restraining, enjoining or otherwise preventing such Party from performing any of its material obligations under this Agreement; or (ii) any Governmental Authority shall have proposed any statute, rule, Order or regulation that directly or indirectly prohibits the consummation of the Closing and/or could reasonably be expected to adversely affect the purpose and intent of the Parties as reflected in the Transaction Documents, but only if the terminating Party shall have determined that such proposal is reasonably likely to be adopted.

(c)

Disallowance.  If any Government Authority disallows the recovery of any costs associated with the M/N Project before the Closing Date, then, within five (5) days or such shorter period as is reasonable under the circumstances, the Parties shall confer in good faith to determine the consequences, if any, of such disallowance on the Transaction, and absence reaching mutual agreement regarding such consequences during such conference, this Agreement and the other Transaction Documents may be terminated by Seller or Buyer at any time thereafter.

(d)

Closing Deadline.  This Agreement shall terminate if the Closing contemplated hereby shall have not occurred on the Closing Date.

(e)

Effect.  In the event of termination of this Agreement pursuant to this Section 9.1, written notice thereof shall forthwith be given by the terminating Party to the other Party, whereupon the Parties shall be released from any and all obligations under this Agreement and the other Transaction Documents, except the obligations hereunder that survive termination, and thereafter neither Party shall have any recourse against the other by reason of this Agreement; provided that if this Agreement shall have terminated due to the failure of the Closing to occur on the Closing Date, and the continuing breach of this Agreement by a Party caused such failure, then, subject to the terms and conditions of this Agreement (including the limitations on Seller's Liability set forth in Article 13), such breaching Party shall remain liable to the other Party for the consequences of such breach, and the other Party's rights to pursue all remedies for breach of contract or otherwise, including damages relating thereto, in accordance with the terms hereof, shall survive such termination.

9.2

Pre-Closing Termination by Buyer.  Buyer may terminate this Agreement by giving written notice to Seller at any time prior to the Closing if any of the following has occurred:

(a)

Any representation or warranty made by Seller was false or misleading when made in any material respect, Buyer has notified Seller of the misrepresentation, and the breach has continued without cure for a period of thirty (30) days after the notice of breach;

(b)

Seller fails to perform any material obligation set forth in this Agreement, and Seller fails to cure such breach within thirty (30) days after receipt of (written) notice of such failure from Buyer; provided that if such failure is capable of cure and Seller is pursuing such cure with due diligence, but such cure cannot be effected within such thirty

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(30) day period with the exercise of reasonable diligence, then such cure period shall be extended for an additional thirty (30) day period; and/or

(c)

Seller becomes Bankrupt.

Subject to the limitations on Seller's Liability set forth in Article 13, termination shall not affect and/or otherwise prejudice any other rights or remedies Buyer may have under this Agreement, at Law and/or in equity arising out of such event(s) that resulted in termination.

9.3

Pre-Closing Termination by Seller.  Seller may terminate this Agreement by giving written notice to Buyer at any time prior to the Closing if any of the following has occurred:

(a)

Any representation or warranty made by Buyer was false or misleading when made in any material respect, Seller has notified Buyer of the misrepresentation, and the breach has continued without cure for a period of thirty (30) days after the notice of breach;

(b)

Buyer sells, assigns or otherwise transfers its rights or obligations under this Agreement, in each case in breach of Section 14.6;

(c)

Buyer fails to perform any material obligation set forth in this Agreement, and Buyer fails to cure such breach within thirty (30) days after receipt of (written) notice of such failure from Seller; provided if such failure is capable of cure and Buyer is pursuing such cure with due diligence, but such cure cannot be effected within such thirty (30) day period with the exercise of reasonable diligence, then such cure period shall be extended for an additional thirty (30) day period;

(d)

Any representation or warranty made by the Guarantor under the Guaranty was false or misleading when made in any material respect and/or the Guarantor fails to perform any material obligation set forth in the Guaranty;

(e)

Buyer or CMEEC fails to perform any material obligation set forth in the Support Agreement, and such default has not been cured in accordance with the terms of the Support Agreement; and/or

(f)

Buyer and/or the Guarantor become Bankrupt.

Termination shall not affect and/or otherwise prejudice any other rights or remedies Seller may have under this Agreement, at Law and/or in equity arising out of such event(s) that resulted in termination.

9.4

Seller's Termination for Convenience.  Seller shall have the right to terminate and/or cancel this Agreement and the Transaction for any reason or for no reason, for Seller's convenience, and at its sole and absolute discretion, upon at least forty-eight (48) hours prior notice to Buyer specifying when such termination becomes effective.  If Seller terminates this

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Agreement and the Transaction pursuant to this Section 9.4, the Parties shall be released from any and all obligations under this Agreement and the other Transaction Documents (except for the obligations hereunder that survive termination) as of the date specified by Seller; provided that Seller shall pay a termination fee to Buyer in an amount equal to Five Hundred Thousand Dollars ($500,000.00) ("Termination Fee") within thirty (30) days after such effective date of termination.  Seller reserves the right to pay the Termination Fee, in whole or in part, through a credit or other reduction against other amounts due from Buyer to Seller under the Transaction Documents and/or any other Contract between the Parties and/or their Affiliates (including on account of tariff services provided by Seller to Buyer and/or Guarantor).  Seller's obligation to pay the Termination Fee in accordance with this Section 9.4 shall survive the termination of this Agreement by Seller under this Section 9.4, and payment of the Termination Fee shall fully and finally satisfy and discharge any obligation by Seller to Buyer under this Section 9.4.  Buyer acknowledges that Seller shall have no Liability whatsoever regarding the Termination Fee due to the termination of this Agreement for any reason other than Seller's exercise of its termination right under this Section 9.4.  Any and all obligations of Seller with respect to the Termination Fee shall expire and terminate simultaneously with the Closing.

9.5

Failure of Conditions.  A Party may terminate this Agreement in accordance with Article 8 upon the failure to satisfy certain conditions as more particularly set forth therein.

9.6

No Extension of Closing Date.  If any cure period in effect under Section 9.2 and/or Section 9.3 extends beyond the Closing Date, then such cure period shall not extend, and shall be deemed to expire on, the Closing Date.

9.7

Cooperation.  In the event of termination of this Agreement pursuant to this Article 9, the Parties promptly shall take such actions and do such things as are reasonably necessary to withdraw any filings (including those with respect to the Buyer's Regulatory Approvals and the Seller's Regulatory Approvals), applications and other submissions, cancel any Orders and/or otherwise reverse any decisions of Third Parties that have been made, issued and/or otherwise obtained in contemplation of the consummation of the Transaction.

ARTICLE 10.

INDEMNIFICATION

10.1

General Indemnification.  Buyer shall be responsible for and shall indemnify, and shall defend and save Seller, its Affiliates and their respective employees, trustees, shareholders, officers, and directors, as well as their respective agents, contractors and consultants (each an "Indemnified Person") harmless from and against any and all Claims, Orders, Proceedings and/or Liabilities whatsoever (including consequences resulting from exposure to electromagnetic fields), regardless of whether or not such Claim, Order, Proceeding, and/or Liability is caused by or is attributable in whole or in part to any negligent act or omission of an Indemnified Person, suffered or incurred by any of such Indemnified Persons arising out of, and/or related to: (a) the Purchased Assets and/or any of the Assumed Liabilities; (b) any breach by Buyer of the terms and conditions of this Agreement and/or any of the other Transaction Documents; and/or (c) any Claim or Proceeding described in Section 6.8(f)(iii) (to the extent of Buyer's Liability for such Claim or Proceeding in accordance with Section 6.8(f)(iii)).

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10.2

Environmental Indemnification.  Without limiting the generality and scope of Section 10.1, Buyer agrees to indemnify each Indemnified Person against, and defend and hold each of them harmless from any and all Assumed Environmental Liabilities (including court costs, attorneys' fees and/or enhanced oversight expenses) (collectively, the "Indemnified Environmental Obligations") suffered or incurred by any of them, including any such Indemnified Environmental Obligation alleged, asserted, initiated or otherwise existing in respect of injury to persons, including death, and damage to property, business and/or natural resources or trespass or nuisance to property suffered by any Person.  The foregoing indemnification shall include any Indemnified Environmental Obligation arising out of, and/or relating to, any acts or omissions of Seller, any consultants, contractors, subcontractors, transporters, recyclers, or any treatment, storage or Off-Site Disposal Facility or location used by Seller or such other Persons, whether or not based upon any act or omission on or off such location.  Further, Indemnified Environmental Obligations shall include any Liability suffered, incurred and/or imposed as a result of actions pursued by any Governmental Authority with respect to the Purchased Assets.

10.3

Indemnification Notice.  Whenever a Claim for indemnification shall arise under this Article 10, the affected Indemnified Person(s) shall give notice to Buyer of such Claim, including reasonable detail about the facts and circumstances thereof.  Such notice shall be given as soon as reasonably practical following the time that such Indemnified Person realized its entitlement to indemnification under Article 10.  Notwithstanding the foregoing, the failure to provide such notice shall not prejudice, impair or otherwise adversely affect in any manner whatsoever the rights of the Indemnified Persons and the obligations of Buyer, and such Indemnified Person(s) shall have no Liability to Buyer as a result of the failure to provide such notice and such Indemnified Person(s) shall have all of the rights and benefits provided for in this Agreement notwithstanding failure to provide such notice.  Any notice given by an Indemnified Person pursuant to this Section 10.3 shall be deemed to have satisfied the notice requirement under Section 6.8(l) with respect to any Managed Claim.

10.4

Indemnification Procedure.

(a)

Assumption of Defense.  If Buyer has acknowledged, by notice given to the affected Indemnified Person(s) within a reasonable period after receiving the notice from such Indemnified Person(s) (based on the circumstances, but no more than five (5) Business Days after receipt of such notice), its indemnification obligation with respect to a particular Claim, Buyer, upon giving such notice to such Indemnified Person(s), may assume, at its sole cost and expense, the defense of any Claim by a Third Party.  Counsel selected for such defense of any Claim by a Third Party shall be reasonably acceptable to such Indemnified Person(s), and such Indemnified Person(s) shall be entitled to participate in (but not control) such defense through its/their own counsel and at its/their own cost and expense; provided that if the counsel selected by Buyer advises that, due to actual or potential conflicts, separate counsel should represent such Indemnified Person(s), the expense of such separate counsel shall be an indemnified expense in accordance with the terms and conditions hereof, the full cost of which shall be borne by Buyer.  Such Indemnified Person(s) shall reasonably cooperate with Buyer in connection with the defense of such Claim by a Third Party.  Notwithstanding anything to the contrary set forth in this Article 10 or elsewhere in this Agreement and/or any other Transaction Document, each Indemnified Person shall have the right to retain separate counsel to represent such Indemnified

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Person, at the sole cost and expense of such Indemnified Person, concerning such Claim by a Third Party, except to the extent such cost and expense are subsequently determined to be an indemnified expense.

(b)

Indemnified Persons' Rights.  If Buyer does not acknowledge its indemnification obligation for a particular Claim by a Third Party, or does not timely assume the defense thereof, such Indemnified Person may defend such Claim in such manner as it may deem appropriate.  Buyer shall bear all of the costs and expenses, including attorneys' fees, incurred by such Indemnified Person in connection with such defense, all of which shall be paid from time to time within thirty (30) days after Buyer receives a written request from any Indemnified Person for reimbursement (including reasonably detailed documentation in support of any such request), and Buyer shall be entitled to participate (but not control) such defense through its own counsel and at its own cost and expense.  Buyer shall reasonably cooperate with such Indemnified Person in connection with the defense of such Claim by a Third Party.

(c)

Buyer Obligations.  Notwithstanding its control of a defense of any Claim by a Third Party, Buyer shall not (i) make any admission or take any other action that is binding on, or otherwise attributable to, any Indemnified Person; and/or (ii) consent to any settlement, entry of judgment or other disposition, in any or all instances without the prior written consent of the affected Indemnified Person(s).

(d)

Managed Claims.  Notwithstanding anything to the contrary in this Section 10.4 and without affecting in any manner Buyer's Liability with respect to any Claim to which Buyer's indemnification obligations apply under this Article 10, Managed Claims shall be managed and controlled pursuant to Section 6.8.

10.5

Insurance.  Prior to the Closing and effective from and following the Closing Date, Buyer shall obtain, and maintain at its sole cost and expense, such insurance as will insure its obligations under the provisions of this Article 10, and all other indemnity obligations in this Agreement and the other Transaction Documents; provided that the amount of available insurance shall not limit or otherwise restrict Buyer's indemnity obligations under the Transaction Documents.  All insurance required under the Transaction Documents shall be endorsed to name Seller and its Affiliates as additional insureds (other than for workers' compensation insurance).  The amount of deductibles or self-insured retentions shall be for the sole account of Buyer.  Buyer shall maintain such insurance in place during the entire term of its ownership of the Purchased Assets and for a minimum of three (3) years after the date of change of such ownership and shall cause any transferee of the Purchased Assets permitted under the terms and conditions of this Agreement to maintain such insurance.  Evidence of such insurance (including copies of policies) shall be available for Seller's review and will be furnished to Seller within ten (10) days after its request.  Buyer shall provide Seller with certificate(s) of insurance demonstrating such coverage within ten (10) days after the expiration or earlier termination of the O&M Agreement, and Buyer shall ensure that its broker or insurer provides Seller with replacement certificates evidencing required insurance coverage prior to the expiration of prior certificates.  Such certificate(s) shall contain statements (a) indicating that Seller shall receive a written notice at least thirty (30) days before cancellation/non-renewal or significant modification of any of such policies; and (b) confirming that Seller and its Affiliates (as their

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interests may appear) have been named as additional insureds (other than under coverage for workers' compensation) and providing a waiver of subrogation which Buyer may have against them.  Such insurance coverages shall be primary to any other coverage available to Seller or its Affiliates, and shall not be deemed to limit Buyer's Liability under the Transaction Documents.

10.6

Survival.  Indemnification shall apply irrespective of the date of the assertion of any Claim against an Indemnified Person and/or whether the Indemnified Person suffers or incurs any Liability before or after the expiration or earlier termination of this Agreement and/or any of the other Transaction Documents.  The applicable provisions of this Agreement and any other Transaction Document shall remain in effect after the expiration or termination of this Agreement and the other Transaction Documents to the extent necessary to provide for the determination and enforcement of Buyer's indemnification obligations with respect to acts or events that occurred while this Agreement and the other Transaction Documents were in effect.

10.7

Indemnification Limitation.  Any indemnification or similar hold harmless obligation(s) under this Agreement shall not be enforceable to the extent that a court of competent jurisdiction conclusively determines that such obligation(s) is/are prohibited by Law.  The Parties expressly acknowledge that none of the Transaction Documents constitutes a "contract or agreement relative to the construction, alteration, repair or maintenance of any building, structure or appurtenances thereto" as that phrase is used in C.G.S. §52-572k.

ARTICLE 11.

EVENT OF DEFAULT; REMEDIES

11.1

Event of Default.  Upon the occurrence of any of the following (each an "Event of Default") after the Closing Date:

(a)

Any representation or warranty made by a Party herein and/or in any of the other Transaction Documents is false or misleading in any material respect at the time made;

(b)

With respect to Buyer, Buyer permits or suffers a Transfer of or Transfers (and/or agrees to Transfer) any of the Purchased Assets and/or its rights or obligations under this Agreement, in each case except as permitted under, and in compliance with, Section 14.6(c);

(c)

Either Party fails to perform any material obligation set forth in this Agreement (other than any event that is otherwise specifically covered as a separate Event of Default), and such Party fails to cure such breach within thirty (30) days after receipt of (written) notice of such failure from the other Non-Breaching Party; provided if such failure is capable of cure and the defaulting Party is pursuing such cure with due diligence, but such cure cannot be effected within such thirty (30) day period with the exercise of reasonable diligence, then such cure period shall be extended for an additional thirty (30) day period;

(d)

Either Party fails to perform any material obligation set forth in any Transaction Document (other than this Agreement), and such default has not been cured in accordance with the terms of such Transaction Document;

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(e)

With respect to Buyer, the Guarantor fails to perform any material obligation set forth in the Guaranty and/or any representation or warranty made by the Guarantor in its Guaranty is false or misleading in any material respect at the time made;

(f)

A Party, or with respect to Buyer, the Guarantor, becomes Bankrupt; and/or

(g)

With respect to Buyer, Buyer is no longer a member of CONVEX and/or a Participating Transmission Owner in good standing under the TOA and otherwise with ISO-NE,

then the Non-Breaching Party shall have all rights or remedies under this Agreement (and/or any other Transaction Document), at Law and/or in equity; provided that neither Party shall be entitled to terminate this Agreement under any circumstances due to an Event of Default.

ARTICLE 12.

DISPUTE RESOLUTION

12.1

Negotiation Between Executives.  The Parties shall attempt in good faith to promptly resolve any dispute arising out of or relating to this Agreement and/or any of the other Transaction Documents (except as set forth in Section 12.9) by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the Persons with direct responsibility for administration of the Transaction Documents.  Either Party may give the other Party (written) notice of any dispute not resolved in the normal course of business.  Such notice shall include: (a) a statement of that Party's position and a summary of arguments supporting that position; and (b) the name and title of the executive who will be representing that Party and of any other Person who will accompany the executive.  Within fifteen (15) days after delivery of the notice, the receiving Party shall respond with: (i) a statement of that Party's position and a summary of arguments supporting that position; and (ii) the name and title of the executive who will represent that Party and of any other Person who will accompany the executive.  Within thirty (30) days after delivery of the initial notice, the designated executives of both Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute.  All reasonable requests for information made by one Party to the other will be honored.  All negotiations pursuant to this Section 12.1 shall be confidential and shall be treated as compromise and settlement negotiations for purposes of Law and rules of evidence.

12.2

Mediation.  If the dispute has not been resolved by negotiation within forty-five (45) days after the disputing Party's notice, or if the Parties have failed to meet within thirty (30) days, each as contemplated in Section 12.1, the Parties shall attempt to settle the dispute by mediation under the then current CPR Mediation Procedure; provided, however, that if one Party refuses or fails to participate in negotiation pursuant to Section 12.1, the other Party may then immediately initiate mediation prior to the expiration of the forty-five (45) day negotiation period.  Unless otherwise agreed, the Parties will select a mediator from the CPR Panels of Distinguished Neutrals.

12.3

Arbitration.  Any dispute arising out of or relating to the Transaction Documents

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(except as provided in Section 12.9), including the breach, termination or validity thereof, that has not been resolved by a non-binding procedure as provided in Section 12.1 and/or Section 12.2 within ninety (90) days after notice of the dispute, shall be resolved by final and binding arbitration in accordance with the then current CPR Rules for Non-Administered Arbitration by a sole arbitrator, for any dispute involving amounts in the aggregate under Three Million Dollars ($3,000,000.00), or three (3) arbitrators, for any dispute involving amounts in the aggregate equal to or greater than Three Million Dollars ($3,000,000.00), of whom each Party shall designate one (1) in accordance with the "screened" appointment procedure provided in CPR Rule 5.4, with the third arbitrator selected pursuant to CPR Rules 5 and 6; provided, however, that if either Party will not participate in a non-binding mediation Proceeding as specified in Section 12.2, the other Party may thereafter immediately initiate arbitration (before expiration of the above-mentioned ninety (90) day period).  The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1-16, inclusive, and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof.  The place of arbitration shall be Hartford, Connecticut.

12.4

Powers of Arbitrators.  Except with respect to any and all Claims of Third Parties, arbitrator(s) are not empowered to award damages in excess of compensatory damages (subject to the limitation on Liability set forth herein) and each Party expressly waives and foregoes any right to have the arbitrator(s) award indirect, incidental, consequential, special, exemplary, punitive or similar damages, except to the extent Law requires that compensatory damages be increased in a specified manner, or except with respect to any and all Claims of Third Parties.  All costs of the arbitration shall be paid equally by the Parties, unless the award shall specify a different division of such costs.  Each Party shall be responsible for its own expenses, including attorneys' fees.  Each Party shall be afforded adequate opportunity to present information in support of its position on the dispute being arbitrated.  The arbitrator(s) also may request additional information from the Parties.

12.5

Deferral.  The Parties may agree to defer any arbitration Proceeding, without prejudice to the Indemnified Person, pending the resolution of a particular dispute.

12.6

Continued Performance.  Each Party shall continue performance of its obligations under the Transaction Documents, in conformance with the terms and conditions of the Transaction Documents, notwithstanding the existence of any Claim, dispute, arbitration and/or other Proceeding between the Parties.  Nothing in this Article 12 shall prejudice, impair or otherwise prevent either Party from receiving equitable relief, including an Order for specific performance and/or an injunction, from a court of competent jurisdiction pending the conclusion of any negotiation, mediation and/or arbitration Proceeding.

12.7

Compelled Arbitration.  Each Party will proceed in good faith to conclude any arbitration Proceeding referred to above in this Article 12 as quickly as reasonably possible.  If a Party refuses or fails to participate in an arbitration Proceeding referred to above in this Article 12, the other Party may petition any Governmental Authority having proper jurisdiction for an Order directing such Party to participate in the arbitration Proceeding.  All costs and expenses, including attorneys' fees, incurred by the petitioning Party in enforcing such participation shall be paid for by such refusing or non-compliant Party.

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12.8

Related Parties and Proceedings.

(a)

Related Parties.  Each Party shall have the right, but not the obligation, to join or otherwise require others (including the Guarantor and/or any Member) to participate as parties and/or witnesses, in the sole and absolute discretion of each such Party exercised in good faith, in any dispute resolution Proceeding hereunder (including any negotiation between executives, mediation and/or arbitration).  If either Party, in its sole and absolute discretion exercised in good faith, exercises such right, then such additional party and/or parties shall be an equal participant in, and subject to all rules and requirements of, such Proceeding; provided that if such additional participation involves an arbitration Proceeding for disputes involving amounts in the aggregate equal to or greater than Three Million Dollars ($3,000,000.00), then three (3) arbitrators shall be designated pursuant to the screened appointment procedure referenced in Section 12.3, with one (1) arbitrator being appointed by Seller, one (1) arbitrator being appointed by Buyer, and the third arbitrator appointed in accordance with CPR Rule 5.4(e).

(b)

Participation.  Each Party shall have the right, but not the obligation, to require the other Party to join or otherwise participate as a party and/or witness, in the sole and absolute discretion of such Party exercised in good faith, in any dispute resolution Proceeding (including any negotiation between executives, mediation and/or arbitration) involving all or any portion of the M/N Project.  If either Party, in its sole and absolute discretion exercised in good faith, exercises such right, then the other Party shall act in good faith, coordinate and cooperate with such Party and the other parties to the Proceeding, and otherwise proceed as though such Proceeding involved a dispute under the Transaction Documents.  Both Parties hereby consent to being so joined and waive and release, to the fullest extent permitted by Law, any objection, right or other Claim that such Party cannot be compelled or otherwise has no obligation to participate in any such Proceeding.  The joined or otherwise participating Party shall solely bear all costs and expenses incurred in connection with such participation.

(c)

Compelled Participation.  If either Party refuses or fails to comply with this Section 12.8, in whole or in part, the other Party may petition any Governmental Authority having proper jurisdiction for an Order directing such Party to so comply.  All costs and expenses, including attorneys' fees, incurred by the other Party in enforcing such participation will be paid by such refusing or non-complaint Party.

12.9

Exclusion.  Any disputes arising out of or relating to the O&M Agreement and/or the Step-In Agreement shall be resolved in accordance with, and subject to, the terms and conditions of such Transaction Documents.

ARTICLE 13.

LIMITATION ON LIABILITIES

13.1

No Consequential Damages.  NONE OF SELLER, ITS AFFILIATES, OR SELLER'S REPRESENTATIVES, OR THEIR RESPECTIVE EMPLOYEES, SHALL BE LIABLE HEREUNDER OR ANY OF THE OTHER TRANSACTION DOCUMENTS FOR CONSEQUENTIAL, SPECIAL, EXEMPLARY, INDIRECT, OR INCIDENTAL DAMAGES OR LOSSES, INCLUDING COST OF CAPITAL, LOSS OF GOODWILL, LOST REVENUES

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OR INCREASED OPERATING COSTS.  NONE OF BUYER, ITS AFFILIATES, OR BUYER'S REPRESENTATIVES, OR THEIR RESPECTIVE EMPLOYEES, SHALL BE LIABLE HEREUNDER OR ANY OF THE OTHER TRANSACTION DOCUMENTS FOR CONSEQUENTIAL, SPECIAL, EXEMPLARY, INDIRECT, OR INCIDENTAL DAMAGES OR LOSSES, INCLUDING COST OF CAPITAL, LOSS OF GOODWILL, LOST REVENUES OR INCREASED OPERATING COSTS.  The foregoing waiver of consequential damages shall not affect in any manner Buyer's indemnification obligations with respect to, and any and all Liability associated with, Claims by Third Parties under any of the Transaction Documents including Buyer's indemnification of the Indemnified Persons under Article 10 for Claims by Third Parties.  The waivers, releases and disclaimers of Liability expressed in this Agreement and/or any of the other Transaction Documents shall survive termination, cancellation or expiration of this Agreement and/or such Transaction Document(s), and shall apply (unless otherwise expressly indicated), whether in contract, equity, tort or otherwise, even in the event of fault, negligence, including sole negligence, foreseeable damages, strict liability, or breach of warranty of the Party released or whose Liabilities are limited, and shall extend to the partners, principals, directors, officers and employees, agents and other Affiliates of such Party, and their partners, principals, directors, officers and employees.  The provisions of this Section 13.1 shall survive termination or expiration of this Agreement.

13.2

Limitations of Seller's Liability.

(a)

Buyer Damage Limitation.  Buyer shall not be entitled to recover from Seller any damages arising out of, relating to and/or resulting from this Agreement and/or any of the other Transaction Documents, unless such damages shall have resulted from a deliberate violation of this Agreement and/or such other Transaction Document(s) occurring pursuant to authorized corporate action of Seller.

(b)

Maximum Seller Liability.  To the fullest extent allowable under Law and without limiting the scope of the limitations set forth in this Section 13.2 and elsewhere in this Agreement, Seller's aggregate Liability to Buyer under this Agreement and any of the other Transaction Documents (except as set forth below), whether founded in contract, tort (whether due to negligence, gross negligence, willful misconduct, strict liability or otherwise), statute or regulation, indemnity or otherwise, shall at all times be limited to Five Hundred Thousand Dollars ($500,000); provided that (i) if Seller wrongfully withholds all or any portion of the Deposit, Seller's aggregate Liability shall be increased to the extent necessary to include the amount determined to have been wrongfully withheld by Seller, if necessary; and (ii) the respective limitations of Liability set forth in the License Agreement, the O&M Agreement and the Step-In Agreement shall apply to matters within the scope of such Transaction Documents.

(c)

Waiver.  Buyer hereby irrevocably waives, releases and discharges any and all rights, entitlements, objections, Claims, discrepancies, disputes or other challenges, direct or indirect, relating to, or arising out of, any Liability of Seller in excess of the limitations set forth in this Section 13.2.  Nothing in this Section 13.2 shall limit Buyer's rights to seek equitable relief (to the extent available under Law) to enforce its rights under this Agreement, subject to the other terms and conditions of the Transaction Documents.

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(d)

Scope.  The limitation on Seller's Liability set forth in this Section 13.2 shall not apply to (i) the Property Tax Agreement and the Asset Demarcation Agreement; and (ii) any other agreements and/or transactions between the Parties that are unrelated to the Transaction, including any wholesale transmission and/or distribution services provided by Seller to Buyer under Seller's tariff.

(e)

Survival.  The provisions of this Section 13.2 shall survive termination or expiration of this Agreement.

13.3

Mitigation.  Each Party shall act in good faith to mitigate any Liability of a Party hereunder.  This Section 13.3 shall survive termination or expiration of this Agreement.

13.4

No Recourse.  Neither Party shall have any recourse whatsoever against any of the directors, officers or employees of the other Party or against any of the other Party's Affiliates.  Without limiting the generality of the foregoing, each Party, on behalf of itself and its Affiliates, hereby fully and irrevocably waives any right, Claim or entitlement whatsoever against any such directors, officers or employees and/or such Affiliates relating to any Liability suffered or incurred by any of them from any acts or omissions of any of such Persons.  Nothing in this Section 13.4 shall affect any separate guaranty, agreement and/or other undertaking by an Affiliate or any other Person with respect to the performance of a Party, including the Guaranty.  This Section 13.4 shall survive termination or expiration of this Agreement.

13.5

Other Limitations.  The limitations on Liability set forth in this Article 13 or elsewhere in this Agreement shall not affect and/or otherwise impair any limitation on Liability set forth in any other Transaction Document.  Insofar as possible, all of such limitations shall be construed and interpreted consistently and in a manner that limits Seller's Liability to the lowest applicable amount.

ARTICLE 14.

MISCELLANEOUS PROVISIONS

14.1

Applicable Law.

(a)

Governing Law.  The Transaction Documents and the rights and duties of the Parties thereunder shall be governed by and construed, enforced and performed in accordance with the laws of the State of Connecticut, without regard to principles of conflicts of law thereof, except to the extent that the laws of another jurisdiction must govern certain aspects of the enforcement of the rights and remedies of the Parties (including legal process and procedure).

(b)

Jurisdiction.  The Parties hereby consent to the exclusive personal and subject matter jurisdiction of the courts of the State of Connecticut for enforcement of the outcome of any and all arbitration Proceedings pursuant to Article 12 and any other legal or equitable Proceedings arising out of or relating to any of the Transaction Documents.  Each Party hereby irrevocably waives and releases, to the fullest extent permitted by Law:  (i) any objection to the venue of any such Proceeding brought in such a court; and (ii) any Claim that any such Proceeding brought in such court has been brought in an inconvenient forum.

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(c)

Waiver of Jury Trial.  The Parties hereby expressly, irrevocably, fully and forever, release, waive and relinquish any and all right to trial by jury with respect to any Proceeding by or against the other arising under any of the Transaction Documents.

14.2

Notices.  All notices, demands, directions, approvals, requests and/or other communications required or permitted to be given hereunder and/or any of the other Transaction Documents that do not contain notice provisions shall be in writing, sent to the recipient's address set forth below and shall be effective: (a) when personally delivered to the recipient; (b) five (5) days after deposit of the notice addressed as provided below in the U.S. mail, if sent by U.S. certified mail, return receipt requested; (c) one (1) Business Day after deposit with a recognized overnight courier or delivery service for delivery on the next Business Day; or (d) upon confirmation of facsimile (provided that a copy of such facsimile and confirmation shall be immediately sent by mail or courier as provided for in this Section 14.2).

The addresses for notice are:

Buyer:

30 Stott Avenue

Norwich, Connecticut 06360-1526

Facsimile:

860.889.8158

Attention:

Chief Executive Officer

Seller:

c/o Northeast Utilities Service Company

107 Selden Street

Berlin, Connecticut 06037

Facsimile:

860.665.6717

Attention:

Senior Vice President - Transmission

With a copy to:

Northeast Utilities Service Company

P.O. Box 270

Hartford, Connecticut 06141

Facsimile:

860.728.4581

Attention:

General Counsel

Address for couriers:

56 Prospect Street

Hartford, Connecticut 06103-2818

Either Party may send any such notice or other communication using any other means (including personal delivery, expedited courier, messenger service, ordinary mail, or electronic mail), but

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no such notice or other communication using such other means shall be deemed to have been duly given unless and until it actually is received by the intended recipient.  Either Party may change the address to which notices and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

14.3

Waivers.  Any and all waivers by either Party of any breach of, and/or other non-compliance with, any term and/or condition of this Agreement and/or any of the other Transaction Documents must be in writing, delivered to the other Party in accordance with Section 14.2.  The waiver by either Party of any breach of, and/or other non-compliance with, any term and/or condition of this Agreement and/or any of the other Transaction Documents shall not operate or be construed as a waiver of any subsequent breach or non-compliance (except to the extent expressly so stated in the applicable written waiver).  No course of dealing shall operate as a waiver of any right, power or privilege hereunder, and no single or partial exercise of any such right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

14.4

Time.  Time is of the essence concerning the time periods and deadlines set forth in the Transaction Documents.

14.5.

Invalid Provisions.  If any provision of this Agreement and/or any of the other Transaction Documents is adjudged in arbitration or by a court of competent jurisdiction to be illegal, invalid or unenforceable at law or in equity for any reason, the same shall, if possible, be modified to the extent necessary to make it legal, valid and enforceable, or, if not possible, such provision shall be deleted.  The remaining provisions of this Agreement and/or such other Transaction Document(s) shall remain enforceable notwithstanding the illegality, invalidity or unenforceability of any individual provision.  The Parties also shall negotiate an equitable adjustment to this Agreement and/or the other Transaction Documents with a view toward effecting, to the extent possible, the original purpose and intent of the severed provision.

14.6

Succession/Assignment.

(a)

The Transaction Documents, and the rights and obligations created thereby, shall bind and inure to the benefit of the permitted successors and assigns of the Parties, subject to the provisions set forth below in this Section 14.6.

(b)

Seller may assign its rights and/or obligations, in whole or in part, under this Agreement and/or any of the other Transaction Documents, without recourse and without the consent of Buyer, to any Affiliate of Seller and/or any Person acquiring all or substantially all of the transmission assets of Seller.  Additionally, Seller may exercise any or all of its rights and/or perform any or all of its obligations under this Agreement through NUSCO or other Affiliate of Seller acting as agent for Seller, and such performance shall not constitute an assignment and/or assumption of Liability by NUSCO and/or any such Affiliate.  Otherwise, Seller shall not assign its interest in this Agreement without the prior written consent of Buyer, which shall not be unreasonably withheld or delayed; provided, however, that Seller may assign this Agreement and/or any of the other Transaction Documents, in whole or in part, without the consent of Buyer

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to any Person if Seller remains unconditionally liable for all of the obligations and other Liabilities of such transferee hereunder and/or thereunder notwithstanding such assignment.

(c)

Buyer is not authorized to and shall not Transfer or permit or suffer a Transfer of any of the Purchased Assets, this Agreement and/or any of the other Transaction Documents without the prior written consent of Seller, which may be granted or withheld in Seller's sole and absolute discretion; provided that after the Closing, subject to the Right of First Refusal, Buyer may, without the consent of Seller:

(i)

Transfer all Purchased Assets and the associated rights, obligations and/or interests under the Transaction Documents (collectively, the "Transaction Assets") to any Person (including an Affiliate of Buyer) that acquires record and beneficial ownership of all such Transaction Assets (a "Purchaser"); provided that:

(1)

such Purchaser (or its guarantor under a guaranty agreement acceptable to Seller in its sole and absolute discretion) has a Credit Rating as of the date of Transfer of at least Investment Grade; provided that CMEEC, if the Purchaser, will be deemed to have satisfied the foregoing credit requirement for purposes of this Section 14.6(c)(i)(1), irrespective of its Credit Rating;

(2)

such Purchaser is a Participating Transmission Owner; and

(3)

there is no pending and/or threatened Proceeding where such Purchaser and/or any of its Affiliates is/are adverse to Seller and/or any of its Affiliates.

Buyer shall notify Seller of any proposed transaction with a Purchaser at least thirty (30) days before the proposed effective date of any Transfer of the Transaction Assets; and/or

(ii)

conditionally assign and/or pledge all or any portion of the Purchased Assets and the associated rights, obligations and/or interests under the Transaction Documents as collateral security for the purposes of financing its purchase of such Purchased Assets and/or the making of any Capital Improvements so long as the Person providing such financing acknowledges on terms acceptable to Seller that such financing, including the exercise of the rights and remedies of such Person, are subject and subordinate to the Transaction Documents, including the Right of First Refusal, the Buy-Back Option, and the exclusive right of Seller to manage, operate and maintain the Purchased Assets under the O&M Agreement.

Notwithstanding anything to the contrary in this Section 14.6 or elsewhere in the Transaction Documents and without limiting Seller's discretion with respect to any proposed Transfer, any Purchaser or other transferee of the Transaction Assets shall agree to be bound by the terms of this Agreement (including the Reserved Rights, Seller's rights regarding the Reserved Assets, the Right of First Refusal, the Buy-Back Option, and this Section 14.6 for any future Transfers) and the provisions of the other Transaction Documents, all in a form acceptable to Seller.  Without

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limiting the generality of the foregoing, in connection with such assumption and assignment, such Purchaser or other transferee of the Transaction Assets shall demonstrate to Seller compliance with all of the applicable requirements of this Agreement and the other Transaction Documents applicable to the owner of such Transaction Assets, including the maintenance of insurance and the provision of a guaranty acceptable to Seller.

(d)

Any purported direct or indirect sale, assignment or other Transfer of any interest, in whole or in part, in violation of this Section 14.6 shall constitute an Event of Default.

14.7.

Confidentiality.  During the period in which the Transaction Documents are in effect and for a period of one (1) year after the expiration or termination of the last Transaction Document to be in effect, each Party shall: (a) keep confidential all written information furnished by the other Party in furtherance hereof and conspicuously marked as "Confidential Information"; (b) not disclose or reveal, except as permitted pursuant to this Section 14.7, any such confidential information to any Person other than such Party's employees directly involved with the Transaction; and (c) not use such information other than as consistent with the terms hereof.  Each Party shall notify the other Party of any unauthorized disclosure and shall be responsible for any breach hereof by such Party and its representatives.  The receiving Party and/or its representatives may disclose such confidential information under any of the following conditions:

(i)

if required by Law, including as required in connection with Buyer's Regulatory Approvals and Seller's Regulatory Approvals;

(ii)

to attorneys for, or consultants or independent public accountants of, the receiving Party, or any Person who has provided financing and/or a credit rating to a Party in connection with the Transaction, provided that in each case only if such Person shall be bound by a confidentiality agreement embodying the terms of this Section 14.7;

(iii)

if required to be disclosed in connection with the prosecution or defense of any Proceeding;

(iv)

if such confidential information is or becomes part of the public domain by means other than actions taken by the receiving Party or on its behalf;

(v)

if the receiving Party rightfully received such confidential information from sources other than the disclosing Party without breach of an obligation of confidentiality;

(vi)

if the receiving Party independently developed such information without reliance on the confidential information disclosed by the disclosing Party; or

(vii)

if agreed to in writing by the disclosing Party.

In the event disclosure is made pursuant to clause (i), the Party effecting such disclosure shall (1) promptly notify the other Party thereof so that such Party may seek a protective Order or other appropriate remedy, and (2) use reasonable efforts to minimize the scope of any disclosure and to

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require that the recipient(s) maintain the confidentiality of any confidential information covered by this Section 14.7.  Each Party acknowledges that the other Party would not have an adequate remedy at law and would be irreparably harmed if such Party breached this Section 14.7; accordingly, without prejudice to the rights and remedies otherwise available, each Party shall be entitled to equitable relief by way of injunction to prevent breaches of this Section 14.7 by the other Party or any other recipients of such confidential information.

14.8

Survival.  All agreements and covenants made by each Party in this Agreement and the other Transaction Documents shall be considered to have been relied upon by the other Party and shall survive expiration or earlier termination of this Agreement for so long as is necessary to fulfill the intent thereof.  All requirements, terms, conditions and provisions that have continuing effect after the Closing, including each Party's non-disclosure obligations, the limitations on Seller's Liability, the Retained Interests, and Buyer's indemnities for the benefit of Indemnified Persons, shall survive cancellation, termination or expiration of this Agreement and the other Transaction Documents for so long as is necessary to fulfill the intent thereof.  The remaining terms and conditions of this Agreement and/or the other Transaction Documents shall survive to the extent necessary to give effect to such surviving requirements, terms, conditions and provisions.

14.9

Counterparts/Facsimiles/PDF Copies.  This Agreement and/or the other Transaction Documents may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.  Facsimile signatures and "portable document format" (PDF) copies of signatures shall be deemed original signatures.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective duly authorized officers as of the Effective Date.

Signed in the Presence of:

CONNECTICUT TRANSMISSION

MUNICIPAL ELECTRIC ENERGY

COOPERATIVE

/S/ LINDA AUDET

By:  /S/ MAURICE R. SCULLY

Name:  Linda Audet

Name:

Maurice R. Scully

Title:

Chief Executive Officer

/S/BETNANY SAPIA

Name:  Betnany Sapia

Signed in the Presence of:

THE CONNECTICUT LIGHT AND

POWER COMPANY

/S/ WILLIAM O’HARA

By:  /S/ JAMES A. MUNTZ

Name:  William O’Hara

Name:

James A. Muntz

Title:

Senior Vice President - Transmission

/S/ JOSEPH DORNFRIED

Name:  Jospeh Dornfried

STATE OF CONNECTICUT

)

)   ss.

Norwich

COUNTY OF NEW LONDON

)

This Agreement was acknowledged before me on the 16th day of December, 2010, by Maurice R. Scully, Chief Executive Officer of Connecticut Transmission Municipal Electric Energy Cooperative, a publicly-owned, joint-action power supply agency formed under C.G.S Chapter 101a, on behalf of said entity.

My Commission Expires:

/S/ ELLEN F. KACHMAR

     Notary Public

April 30, 2012

Ellen F. Kachmar

     Notary's Printed/Typed Name

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STATE OF CONNECTICUT

)

)   ss.

Berlin

COUNTY OF HARTFORD

)

This Agreement was acknowledged before me on the 16th day of December, 2010, by James A. Muntz, Senior Vice President - Transmission of The Connecticut Light and Power Company, a specially chartered Connecticut corporation, on behalf of said corporation.

My Commission Expires:

/S/ DIANE S. FARYNIARZ

     Notary Public

11-30-2014

Diane s. Faryniarz

     Notary's Printed/Typed Name

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Schedule 2.1(a)

Transmission Facilities

The Transmission Facilities are identified on the CPR Ledger Detailed Asset Report ("Asset Report") attached to and made a part of this Schedule 2.1(a).

The dollar values in the Accumulated Cost column of the Asset Report reflect gross plant value as installed and do not include depreciation.  Such aggregate gross plant value of the Transmission Facilities, as installed, is $46,385,000.60 (as reflected in the Asset Report).

The "CABLE, FIBER OPTIC" referenced in the Asset Report (H3827A: Beseck – East Devon: Wallingford, Seller's Work Order Number 40292001) represents shield wire, not the fiber optic cable embedded in that shield wire.  Such fiber optic cable has been excluded from the Transaction and retained by Seller pursuant to Section 7.6(b).

As indicated in the Asset Report (H1655A: North Haven-Branford: Wallingford, Seller's Work Order Number 40292003), nine (9) 115-kV insulator assembly units for each of structures #4685 and #4695 (total of 18 insulator assembly units), having an aggregate gross plant value as installed of $43,428.66, have been excluded from the Transmission Facilities.  For the avoidance of doubt, the following assets have been removed from Seller's Work Order Number 40292003 and are not part of the Transmission Facilities:

•

POLE, STEEL 70 FOOT FULLY OWNED: 115-KV SINGLE CIRCUIT COMPACT H-FRAME DEADEND, STR# 4695 L&R

•

POLE, STEEL  80 FOOT FULLY OWNED: 115-KV SINGLE CIRCUIT 3-POLE DE (L,M,R POLES) STR. #4685

•

CONDUCTOR,ACSR BARE 795 KCMIL: 795 KCMIL 45/7 ACSR "TERN" BETWEEN EXIST UI 2B & STR. #4685

•

CONDUCTOR,ALUMOWELD BARE 7# 9: WIRE, STATIC 7 NO. 9 ALUMOWELD BETWEEN EXIST UI 2B & STR. #4685

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Schedule 2.1(b)

Transferable Contracts

1.

Amended and Restated Construction Agreement Overhead Transmission Line Construction – Segments 1 and 2 Associated with the Middletown to Norwalk 345-kV Transmission Line Project dated October 19, 2006, between Northeast Utilities Service Company, as agent for The Connecticut Light and Power Company, as Owner and PAR Elecrical [sic] Contractors, Inc., as Contractors.

2.

Cover Agreement dated June 16, 2006, between Northeast Utilities Service Company As Agent for The Connecticut Light and Power Company and Southwire Company 345kV and 115kV Conductor MN-PM-PRO-0004 to be incorporated with Construction of 345-kV Transmission Lines, Cables, Substations and Switching Stations and Reconstruction of 115-kV Transmission Lines from Scovill Rock S/S in Middletown to Norwalk S/S in Norwalk.

3.

Cover Agreement dated May 12, 2006, between Northeast Utilities Service Company As Agent for The Connecticut Light and Power Company (CL&P) and Thomas & Betts Corporation (T&B) for Tubular Steel Poles MN-PM-PRO-0005 to be incorporated with Construction of 345-kV Transmission Lines, Cables, Substations and Switching Stations and Reconstruction of 115-kV Transmission Lines from Scovill Rock S/S in Middletown to Norwalk S/S in Norwalk.

4.

Cover Agreement dated August 23, 2006, between Northeast Utilities Service Company, as Agent for The Connecticut Light and Power Company and Hughes Utilities, Ltd. Insulators and Hardware MN-PM-PRO-0010 to be incorporated with Construction of 345-kV Transmission Lines, Cables, Substations and Switching Stations and Reconstruction of 115-kV Transmission Lines from Scovill Rock S/S in Middletown to Norwalk S/S in Norwalk.

5.

Cover Agreement dated July 6, 2006, between Northeast Utilities Service Company As Agent for The Connecticut Light and Power Company and INTRAL Inc. Overhead Ground Wire MN-PM-PRO-0008 to be incorporated with Construction of 345-kV Transmission Lines, Cables, Substations and Switching Stations and Reconstruction of 115-kV Transmission Lines from Scovill Rock S/S in Middletown to Norwalk S/S in Norwalk.

6.

Cover Agreement dated September 20, 2006 between Northeast Utilities Service Company As Agent for The Connecticut Light and Power Company and Brugg Cables, LLC Optical Ground Wire (OPGW) MN-PM-PRO-0009 to be incorporated with Construction of 345-kV Transmission Lines, Cables, Substations and Switching Stations and Reconstruction of 115-kV Transmission Lines from Scovill Rock S/S in Middletown to Norwalk S/S in Norwalk.

7.

Fixed Price Engineering, Procurement and Construction Agreement for Beseck Switching Station Associated with the Middletown to Norwalk 345-kV Transmission Line Project

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Between Northeast Utilities Service Company, as agent for The Connecticut Light and Power Company, as Owner and McPhee Electric LTD, LLC, as Contractor dated June 27, 2006 (dead end structures).

8.

Purchase Order Number 02233303 (Release 00007) issued December 11, 2006 by Northeast Utilities Service Company as agent for The Connecticut Light and Power Company to Hillside Industries, Inc. for Step Rungs.

9.

Miscellaneous purchase orders issued by Seller, each with a value of less than Twenty-Five Thousand Dollars ($25,000.00), for various assets incorporated into the Transmission Facilities.

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Schedule 2.1(c)

Transferable Permits

1.

Connecticut Siting Council Certificate of Environmental Compatibility and Public Need dated April 7, 2005 issued in Docket No. 272.

2.

U.S. Army Corp. of Engineers (ACOE) Permit No. NAE-2004-1162 dated January 12, 2007.

3.

Connecticut Department of Environmental Protection Permit No. 200402101-MG/WQC dated January 4, 2007.

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Schedule 2.3(e)

Pending Proceedings

1.

John Verna v. The Connecticut Light and Power Company et al. (CV-09-5032247 S) (Judicial District of New Haven at New Haven).

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Schedule 3.1

Calculation of Purchase Price

Based on the following assumptions and calculation, the Parties have estimated the Purchase Price (the net book value of the Transmission Facilities) as of a Closing Date of May 31, 2011 to be Forty Two Million Three Hundred Twenty Six Thousand Six Hundred Ninety Six Dollars ($42,326,696):

•

Original gross plant value:  $46,385,001

•

Book depreciation (estimated through May 31, 2011):  $4,058,3051

•

Net book value (gross plant value less depreciation) of the Transmission Facilities estimated as of May 31, 2011:  $42,326,696.

The Purchase Price shall be adjusted to account for any change in any of the foregoing estimates as of the Closing Date, including as a result of:

(a)

any capital additions to the Transmission Facilities, including as a result of any casualty and/or other replacement affecting the Transmission Facilities, and attendant economic impacts (including depreciation and other tax considerations) and/or the additional payment on account of the Purchase Price for capital additions to the Transmission Facilities contemplated under Section 3.2(c) of this Agreement; and

(b)

the continued allocation of generally assigned costs associated with the construction of the M/N Project.  Seller allocates generally assigned costs based on the gross plant value of Seller's assets within the M/N Project.2

In connection with the anticipated Closing, the Parties shall finalize all estimated components of the Purchase Price pursuant to Section 3.1(a) of this Agreement.

In accordance with Section 4.3(a) of this Agreement, the payment of the Purchase Price due at the Closing shall account for the $1,000,000.00 Deposit of Buyer required by Section 3.1(b) of this Agreement.

The Purchase Price does not include the following amounts, obligations and other Liabilities due to Seller from Buyer pursuant to this Agreement:

(i)

Taxes for personal property associated with the Transmission Facilities and other adjustments contemplated by Section 3.2(a) of this Agreement;

(ii)

Tax Gross-Up due under Section 3.3 of this Agreement, including any and all adjustments to the Tax Gross-Up that relate to the final Purchase Price;

_________________________

1  Amount assumes straight line depreciation from the Effective Date to the Closing Date for illustrative purposes.

2  Original gross plant value (and associated depreciation) in this Schedule 3.1 does not include approximately $92,000 of costs generally assigned to the Transmission Facilities in December, 2010 due to the proximity to the Effective Date.  Such allocated costs and associated depreciation will be included in the Purchase Price as of the Closing Date.

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(iii)

Transaction costs and expenses contemplated by Section 7.8(b) of this Agreement; and

(iv)

any payments and/or other adjustments (including permit fees) under the Transaction Documents.

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Schedule 3.3

Calculation of Tax Gross-Up

The calculation attached to this Schedule 3.3 projects that as of the Closing Date, Buyer shall pay to Seller the Tax Gross-Up in the amount of Three Million Ten Thousand One Hundred One Dollars ($3,010,101.00).  That estimated Tax Gross-Up consists of the following elements:

(a)

the difference between the Purchase Price (net book value) and Seller's tax basis in the Transmission Facilities which results in a taxable gain;

(b)

the effect of equity AFUDC (Allowance for Funds Used During Construction) in net book cost; and

(c)

the tax consequences of Seller's receipt of the foregoing reimbursements.

The Tax Gross-Up is based on assumptions, including:

(i)

the Laws in effect on the Effective Date with respect to Taxes, including the assumption that no Tax applies to Seller's receipt of transaction costs reimbursed by Buyer pursuant to Section 7.8(b) of this Agreement;

(ii)

the Purchase Price estimated in Schedule 3.1 to this Agreement;3 and

(iii)

an effective blended (Federal and State of Connecticut) Tax rate of Seller equal to 40.3625% based on the application of current Laws with respect to income Taxes.

The Tax Gross-Up shall be adjusted to account for any changes in any of the foregoing assumptions, including adjustments to the Purchase Price to account for actual depreciation and other factors set forth in Schedule 3.1 to this Agreement.

The Tax Gross-Up excludes and does not account for the effects of Seller's receipt of the following:

(1)

the proration of Taxes for personal property associated with the Transmission Facilities and other adjustments contemplated by Section 3.2(a) of this Agreement;

(2)

any transfer and/or conveyance Tax paid by Buyer pursuant to Section 3.2(b) of this Agreement;

(3)

any adjustment that occurs after the Closing with respect to any estimates pursuant to Section 3.1(a) and/or capital additions pursuant to Section 3.2(c); and

(4)

Buyer's payment of any other adjustments (including permit fees) under the Transaction Documents.

___________________________________

3  The projected Tax Gross-Up attached to this Schedule 3.3 does not include the effect of the general assignment of approximately $92,000 of costs to the Transmission Facilities in December, 2010 and referenced in footnote 2 to Schedule 3.1.  The Parties acknowledge that such cost allocation will affect the amount of the Tax Gross-Up given the corresponding change to the Purchase Price, and that for purposes of Section 3.3 of this Agreement, the Parties will account for the Tax effect of such cost allocation before considering whether the Tax Gross-Up projected as of the Closing Date varies by more than $100,000 from the Tax Gross-Up estimated in this Schedule 3.3.

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To the extent that any of the foregoing results in a taxable event, the Tax Gross-Up shall be increased to reflect the Tax effect of such event.

In connection with the anticipated Closing, the Parties shall finalize the Tax Gross-Up pursuant to Section 3.3 of this Agreement.

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Schedule 4.2(k)

PARTIAL RELEASE OF MORTGAGE

WHEREAS, The Connecticut Light and Power Company, a corporation organized and existing under the laws of the State of Connecticut, made, executed and delivered to Bankers Trust Company, now known as Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New Jersey, as Trustee, its certain Indenture of Mortgage and Deed of Trust dated as of May 1, 1921, which was duly recorded in the office of the Secretary of the State of Connecticut, on the 18th day of May, 1921, as amended and supplemented; and

WHEREAS, from time to time said The Connecticut Light and Power Company has made, executed and delivered to Bankers Trust Company, now known as Deutsche Bank Trust Company Americas, as Trustee, certain Indentures amendatory and supplemental to said Indenture of Mortgage and Deed of Trust, which amendatory and supplemental Indentures have been duly recorded in the office of the Secretary of the State of Connecticut; and

WHEREAS, The Connecticut Light and Power Company has requested Deutsche Bank Trust Company Americas, as such Trustee, to release from said Mortgage, and all Indentures amendatory and supplemental thereto, the following described property:

See Schedule A attached hereto and made a part hereof.

NOW, THEREFORE, Deutsche Bank Trust Company Americas, as Trustee, in pursuance of the provisions of said Indenture of Mortgage, as amended and supplemented, and by request of The Connecticut Light and Power Company, for a valuable consideration, the receipt whereof is hereby acknowledged, does hereby release and discharge from the lien and operation of said Indenture of Mortgage and all of the Indentures amendatory and supplemental thereto, all the right, title and interest, if any, of Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) as Trustee as aforesaid, in and to the property described in said Schedule A.

It is hereby expressly understood that this release does not and shall not affect nor impair the lien and operation of said Indenture of Mortgage, as amended and supplemented, upon any portion of the property thereby conveyed except the property described in said Schedule A.

This instrument is executed without covenants or warranty, express or implied, and without recourse against the Trustee in any event.

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IN WITNESS WHEREOF, Deutsche Bank Trust Company Americas by Deutsche Bank National Trust Company, as Trustee as aforesaid, has caused this instrument to be signed by one of its Assistant Vice Presidents and its corporate seal to be hereto affixed and attested by one of its Assistant Vice Presidents this ______ day of _____________2011.

Signed, sealed and delivered in the

presence of:

________________________________

Signature

________________________________

Print Name

________________________________

Signature

________________________________

Print Name

DEUTSCHE BANK TRUST COMPANY AMERICAS, f/k/a BANKERS TRUST COMPANY, TRUSTEE

By DEUTSCHE BANK NATIONAL TRUST COMPANY

By____________________________

Print Name:

Its Vice President

Attest:

By____________________________

Print Name:_____________________

Its Assistant Vice President

(CORPORATE SEAL)

STATE OF NEW JERSEY

)

)      ss.

Town: Summit

COUNTY OF UNION

)

Personally appeared the above-named __________________, and _________________________________, respectively a Vice President and Assistant Vice President of DEUTSCHE BANK NATIONAL TRUST COMPANY, signers and sealers of the foregoing instrument, and acknowledged the same to be their free act and deed and the free act and deed of said corporation, as Trustee aforesaid, before me.

_________________________________

Notary Public

My Commission Expires:_____________

Print Name:________________________

Notary Public, State of New Jersey

Qualified in ______________  County

(SEAL)

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SCHEDULE A

TO PARTIAL RELEASE OF MORTGAGE

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Schedule 6.8(i)

Form of Joint Defense Agreement

JOINT DEFENSE AGREEMENT

The Connecticut Light and Power Company (“CL&P”) and Connecticut Transmission Municipal Electric Energy Cooperative (“CTMEEC”) entered into a certain Purchase and Sale Agreement dated December 16, 2010 concerning, inter alia, the sale of certain transmission facilities in the Town of Wallingford (“Purchase and Sale Agreement”).  Under the terms of Section 6.8(i) of the Agreement, CL&P and CTMEEC agreed to execute a joint defense agreement in connection with all Managed Claims.

The matter of [

] (hereinafter the “Lawsuit”),which was commenced against [      ] by complaint dated      and is pending in [      ], is a Managed Claim under the Purchase and Sale Agreement.

CL&P, NUSCO, and CTMEEC (CL&P, NUSCO, and CTMEEC are each referred to herein as a “Party” and collectively as the “Parties”) understand that defined terms in this Joint Defense Agreement that are not defined herein are being used as defined in the Purchase and Sale Agreement.

[INSERT THE FOLLOWING PARAGRAPH IF CTMEEC/CL&P IS NOT A DEFENDANT IN THE PARTICULAR LAWSUIT AT ISSUE] It is mutually understood by the Parties that, while [_______] is not a defendant in the Lawsuit at this time, the plaintiff’s assertions in the Lawsuit raise matters of common interest to the CL&P, NUSCO, and CTMEEC.

To facilitate the defense of the Lawsuit, it is the intention of the Parties to enter into a so-called “Joint Defense Agreement” (herein referred to as this “Agreement”) as recognized by the First Circuit in United States v. Bay State Ambulance and Hospital Rental Service, 874 F.2d 20, 28 (1st Cir. 1989) and the Second Circuit in United States v. Schwimmer, 892 F.2d 237, 243-44 (2d Cir. 1989).  This Agreement confirms that understanding, and sets forth the terms of such agreement as stated herein.  It is the Parties’ mutual understanding and agreement that the Parties share common interests in, or issues with respect to, their handling of the claims and liabilities that have been or may be asserted by plaintiff(s) in the Lawsuit, and that the sharing of documents, information, factual materials, mental impressions, memoranda, interview reports and communications (hereinafter referred to as “Joint Defense Materials”), will facilitate the rendition of professional legal services to the Parties.

It is further understood that these Joint Defense Materials shall be used solely by the Parties and their attorneys, employees, experts or agents (1) in the preparation of claims and defenses to be raised in connection with proceedings arising from or relating to the above-described matter, or (2) for attorneys to advise their respective party clients.  The Joint Defense Materials are privileged from disclosure to adverse or other parties not otherwise considered Parties (or experts or agents of the Parties) to this Agreement, as they represent or reflect communications or information protected from disclosure by the attorney/client privilege, attorney work product

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doctrine, joint defense doctrine, common interest doctrine and any and all other constitutional, statutory or common law privileges which may apply (collectively, “Rules of Nondisclosure”).

Further, it is the Parties’ mutual understanding that the sharing or disclosure of Joint Defense Materials among the Parties and their respective attorneys, employees, experts and/or agents will not diminish in any way the confidentiality of such materials and will not constitute a waiver of any of the applicable Rules of Nondisclosure.  The Parties have further agreed that without prior consent of the Party furnishing the materials, neither the Parties nor their attorneys, employees, experts or agents will disclose Joint Defense Materials received from each other to anyone except the Parties’ respective attorneys, employees, experts or agents.

Counsel for the Parties agree to designate specially the documentary Joint Defense Materials that contain the confidences or statements of any of the Parties in a prominent manner with a designation such as:  “PRIVILEGED AND CONFIDENTIAL – JOINT DEFENSE MATERIALS.”  The failure to specially designate documents, however, will not change the confidential and/or privileged nature of the documents.  Counsel receiving such specially designated Joint Defense Materials may make duplicate copies of such materials for internal office use only, unless otherwise designated or agreed in writing.  Upon written demand, counsel receiving such specially-designated Joint Defense Materials agrees to return the original and any copies to the disclosing Party.  Nothing in the preceding sentence shall require, or be construed to require, counsel to turn over any annotations, notes or comments that have been written on copies of documents made for internal office use.

This Agreement may be terminated only upon mutual agreement of the Parties.  The obligations of the Parties and their respective attorneys, employees, experts and agents not to disclose Joint Defense Materials, except in accordance with this Agreement, shall not be affected by the termination of, or withdrawal from this Agreement.  If another person or entity requests or demands, by subpoena or otherwise, Joint Defense Materials obtained from another Party, the Party to whom the request is made will immediately notify the other Parties to this Agreement.  The person or entity seeking the Joint Defense Materials will be informed that such materials are privileged and will not be produced or disclosed without the consent of the Party furnishing them unless ordered by a court.

It is further agreed that the confidentiality prescribed above shall remain operative as to all previously furnished Joint Defense Materials if adversity should subsequently arise between or among any of the Parties to this Agreement, irrespective of any claim that the joint defense and/or interest may become prospectively inoperative by virtue of the claimed adversity.

Nothing in this Agreement shall be considered to create an attorney/client relationship with any other Party to this Agreement, nor shall it create a conflict of interest so as to require the disqualification of any attorney from the representation of his or her client.  Each Party represents and acknowledges that it is represented by its own counsel in connection with this Agreement.  Each Party and each Party’s attorneys, employees, experts and agents participating in this Agreement are obligated to maintain the confidentiality of information specified herein, but each counsel does not act on behalf of any person other than his or her own client.

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If any provision of this Agreement, or any portion thereof, is held by competent authority to be unenforceable or invalid, the remainder of this Agreement shall continue in full force and effect.  Nothing in this Agreement shall require a Party to disclose or share any information that it determines should not be disclosed.

This Agreement shall not modify, limit or otherwise affect the rights and obligations of the Parties under the Purchase and Sale Agreement.  In the event of any conflict or inconsistency between any provision of the Purchase and Sale Agreement and this Agreement, such conflict or inconsistency shall be resolved in favor of the provision of the Purchase and Sale Agreement.

Nothing in this Agreement is intended to create any right on the part of any Party or other person or entity that is not explicitly set forth herein.  It is further agreed that nothing in this Agreement shall operate to limit the ability of any of the Parties to assert any claim or defense otherwise available against any person or entity not a party to this Agreement.  In addition, nothing in this Agreement shall constitute an admission of any fact or liability by any Party.

[INSERT THE FOLLOWING PARAGRAPH IF CTMEEC/CL&P IS NOT A DEFENDANT IN THE PARTICULAR LAWSUIT AT ISSUE]  In the event that [_____] is cited into the Lawsuit as an additional defendant, this Agreement shall continue in full force and effect, unless terminated or modified by mutual agreement of the Parties, and [_________] shall be entitled to [CTMEEC - participate in (but not control)] [CL&P - control] the defense of the Lawsuit in accordance with the provisions of Section 6.8 of the Purchase and Sale Agreement.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Connecticut, without reference to principles of choice or conflict of laws.

This Agreement shall have an effective date of [_____________________].

By signing this Agreement, the Parties represent that they are authorized to execute this Agreement, and they, their attorneys, employees, experts and their agents agree to be bound by its terms.  All amendments and modifications to this Agreement must be in writing and agreed to by the Parties.  This Agreement may be executed in counterparts.

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The foregoing is agreed to:

The Connecticut Light and Power Company

By:____________________

Name:

____________________

Date

Title:

By:____________________

Name:

____________________

Date

Title:  Its Counsel

Northeast Utilities Service Company

By:____________________

Name:

____________________

Date

Title:

By:____________________

Name:

____________________

Date

Title:  Its Counsel

Connecticut Transmission Municipal

Electric Energy Cooperative

By:____________________

Name:

____________________

Date

Title:

By:____________________

Name:

____________________

Date

Title:  Its Counsel

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Schedule 7.5(b)

Pending Regulatory Proceedings

1.

Northeast Utilities and The United Illuminating Company Transmission Cost Allocation Application regarding Middletown - Norwalk Project, NU-08-TCA-01 / UI-08-TCA-01, dated April 11, 2008 (pending before ISO-NE).

2.

Complaint of New England Conference of Public Utilities Commissioners, Inc. vs. Bangor Hydro-Electric Company, et al., FERC Docket No. EL08-69, filed June 12, 2008, denied Sept. 25, 2008, order granting rehearing Nov. 21, 2008.

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Schedule 8.1(c)

List of Buyer’s Regulatory Approvals

1.

Connecticut Siting Council:

Approval of the partial transfer of the Transferable Permit issued under C.G.S. 16-50k(b)

2.

United States Army Corps of Engineers:  Approval of the partial transfer of the Transferable Permit issued under:

a.

33 USC 403

b.

33 USC 1344

3.

Connecticut Department of Environmental Protection:  Approval of the partial transfer of the Transferable Permit issued under C.G.S. 22a-359 through 22a-363f

4.

Federal Energy Regulatory Commission:  Approval of the Transaction under applicable provisions of the Federal Power Act ("FPA") including FPA Section 203.  Without limiting the generality of the foregoing, approval of the Transaction shall include approval of the right of Buyer to recover in Regional Network Service transmission rates, as specified in Schedule 9 and Attachment F of the ISO-NE’s Open Access Transmission Tariff (as it may be amended (or superseded)) or in Buyer’s local transmission service, as applicable: (a) the component of the Purchase Price that constitutes reimbursement of Seller's federal and state income tax liabilities; (b) reimbursement of applicable transaction/start-up costs of Buyer; and (c) the return on equity, including incentive components, generally applicable to post-2003, pre-2009 PTF, applied to Buyer’s proposed capital structure.

For purposes of Section 8.1(c) of this Agreement, the Buyer's Regulatory Approvals shall be deemed to be final and non-appealable:

(a)

with regard to the Buyer's Regulatory Approvals identified in paragraphs 1 through 3 above, as of the date that the applicable approval is issued by the applicable Governmental Authority; and

(b)

with regard to the Buyer's Regulatory Approval identified in paragraph 4 above, as of the date on which the right to request a rehearing of the order or series of orders by FERC expires; provided that if a rehearing has been requested with respect to such order or series of orders, then such Buyer's Regulatory Approval shall be deemed to be final and non-appealable only after the final and non-appealable disposition of such rehearing.

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Schedule 8.2(d)

List of Seller's Regulatory Approvals

1.

An order or series of orders by FERC approving the Transaction, including an approval under Section 203 of the Federal Power Act (16 U.S.C. § 824b) of Seller's transfer of Purchased Assets to Buyer, and an acceptance by FERC under Section 205 of the Federal Power Act of the O&M Agreement.

2.

An order or series of orders by the DPUC approving the Transaction, including DPUC approval of the sale of the Purchased Assets by Seller under C.G.S. §16-43.

3.

CSC approval of a partial transfer of Seller's Certificate issued in Docket No. 272 pursuant to provisions of C.G.S. 16-50k(b)

4.

Filings with, and approvals from, the appropriate Governmental Authorities regarding the partial transfer of the Transferable Permits, including:

•

Army Corps of Engineers Permit No. NAE-2004-1162 (Section 10/404 approval) dated 1/12/07 pursuant to requirements of General Condition No. 4

•

DEP Section 401 Water Quality Certificate dated 1/4/07 pursuant to requirements of General Terms and Conditions #15

For purposes of Section 8.2(d) of this Agreement, the Seller's Regulatory Approvals shall be deemed to be final and non-appealable:

(a)

with regard to the Seller's Regulatory Approval identified in paragraph 1 above, as of the date on which the right to request a rehearing of the order or series of orders by FERC expires; provided that if a rehearing has been requested with respect to such order or series of orders, then such Seller's Regulatory Approval shall be deemed to be final and non-appealable only after the final and non-appealable disposition of such rehearing;

(b)

with regard to the Seller's Regulatory Approval identified in paragraph 2 above, as of the forty sixth (46th) day after the issuance date of the order or series of orders by the DPUC; provided that if on or before such forty sixth (46th) day a Third Party has filed an independent action challenging such order or series of orders with a Governmental Authority that has jurisdiction to decide such action, then such Seller's Regulatory Approval shall be deemed to be final and non-appealable only after the final and non-appealable disposition of such independent action; and

(c)

with regard to the Seller's Regulatory Approvals identified in paragraphs 3 and 4 above, as of the date that the applicable approval is issued by the applicable Governmental Authority.

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